As filed with the Securities and Exchange Commission on April 29, 2024

Registration Nos. 333-87766

811-05068

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 30

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 45

Farm Bureau Life Variable Account

(Exact Name of Registrant)

Farm Bureau Life Insurance Company

(Name of Depositor)

5400 University Avenue

West Des Moines, Iowa 50266

(515) 225-5400

(Address and Telephone Number of Principal Executive Office)

Clint May, Esquire

5400 University Avenue

West Des Moines, Iowa 50266

(Name and Address of Agent for Service of Process)

Copy to:

Thomas E. Bisset, Esquire

Eversheds Sutherland (US) LLP

700 Sixth Street, N.W., Suite 700

Washington, D.C. 20001-3980

Approximate date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 29, 2024 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485 under the Securities Act
☐	on (date) pursuant to paragraph (a)(1)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Farm Bureau Life Variable Account

NONPARTICIPATING FLEXIBLE PREMIUM VARIABLE
LIFE INSURANCE POLICY

PROSPECTUS
April 29, 2024

This Prospectus describes an individual nonparticipating flexible premium variable life insurance policy (the "Policy") offered by Farm Bureau Life Insurance Company ("Farm Bureau Life," the "Company," "we," "us," or "our"). Farm Bureau Life designed the Policy: (1) to provide insurance protection to age 115 (age 95 in the state of Utah); and (2) to permit the purchaser of a Policy ("you" or "your") to vary premium payments and adjust the death proceeds payable under the Policy. The Prospectus describes all material features of the Policy. The Company has discontinued sales of the Policy to new purchasers. Although the Policy is no longer available to new purchasers, all rights and benefits under the Policy continue to be available to Policyowners.

While the Policy is in force, we will pay:

●  death proceeds upon the Insured's death, and

●  a Net Surrender Value or Net Accumulated Value upon complete surrender or partial withdrawal of the Policy.

You may allocate Net Premiums under a Policy to one or more of the Subaccounts of Farm Bureau Life Variable Account (the "Variable Account"). Death proceeds may, and Accumulated Value will, vary with the investment performance of the Investment Options you select. Each Subaccount invests exclusively in shares of one of the Investment Options that are listed and described in the Appendix to this Prospectus, entitled "Investment Options Available Under The Policy". Current summary prospectuses or prospectuses that describe the investment objectives and risks of each Investment Option must accompany or precede this Prospectus.

You may also allocate Net Premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4% annual interest rate.

Please note that the Policies and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested. We do not guarantee the amount and/or duration of insurance coverage under the Policy.

The Securities and Exchange Commission has not approved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Please read this Prospectus carefully and retain it for future reference. Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission's staff and is available at Investor.gov.

Issued By:
Farm Bureau Life Insurance Company
5400 University Avenue
West Des Moines, Iowa 50266
(800) 247-4170

(This page has been left blank intentionally.)

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

Farm Bureau Life has not authorized any dealer, sales representative or other person to give any information or make any representations in connection with this offering other than those contained in this Prospectus. Do not rely on any such other information or representations.

GLOSSARY

Accumulated Value: The total amount invested under the Policy. It is the sum of the values of the Policy in each subaccount of the Variable Account, the value of the Policy in the Declared Interest Option and any amounts transferred to the Declared Interest Option to secure any outstanding Policy Debt.

Attained Age: The Insured's age on his or her last birthday on the Policy Date plus the number of Policy Years since the Policy Date.

Beneficiary: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured's death.

Business Day: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day. Each Business Day ends at the close of normal trading on the New York Stock Exchange (generally, 3:00 p.m. central time).

Company, we, us, our: Farm Bureau Life Insurance Company.

Corridor Death Benefit: The Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.

Declared Interest Option: A part of the Company's General Account. Policyowners may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. The Company credits Accumulated Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 4%.

Delivery Date: The date when the Company issues the Policy and mails it to the Policyowner.

Due Proof of Death: Proof of death that is satisfactory to the Company. Such proof may consist of the following:

(a)  A certified copy of the death certificate;

(b)  A certified copy of a court decree reciting a finding of death;

(c)  the Beneficiary's statement of election;

(d)  a copy of the Beneficiary's Form W-9; or

(e)  Any other proof satisfactory to the Company.

Fund or Portfolio: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end, diversified management investment company or unit investment trust in which the Variable Account invests.

General Account: The assets of the Company other than those allocated to the Variable Account or any other separate account.

Good Order: This means the actual receipt by us of the instructions relating to a transaction in writing—or when appropriate by telephone—along with all forms, information and supporting legal documentation (including any required consents) we require in order to effect the transaction. To be in "good order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

Grace Period: The 61-day period (in some states 31 days) beginning on the date we send notice to the Policyowner that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.

Home Office: The Company's principal office at 5400 University Avenue, West Des Moines, Iowa 50266. Telephone: 1-800-247-4170. Fax: 1-800-754-6370.

Insured: The person upon whose life the Company issues a Policy.

Investment Option: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

Issue Age: The age of the Insured on the date we issue the Policy.

Maturity Date: The Insured's Attained Age 115 (Attained Age 95 in the state of Utah). It is the date when the Policy terminates and the Policy's Accumulated Value less Policy Debt becomes payable to the Policyowner or the Policyowner's estate.

Monthly Deduction Day: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See "CHARGES AND DEDUCTIONS—Monthly Deduction.")

Net Accumulated Value: The Accumulated Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

Net Asset Value: The total current value of each Subaccount's securities, cash, receivables and other assets less liabilities.

Net Premium: The amount of premium remaining after we deduct the premium expense charge (see "CHARGES AND DEDUCTIONS—Premium Expense Charge").

Net Surrender Value: The Surrender Value minus any Policy Debt plus any unearned loan interest.

Partial Withdrawal Fee: A fee we assess at the time of any partial withdrawal equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

Policy: The nonparticipating flexible premium variable life insurance policy we offer and describe in this Prospectus, which term includes the Policy described in this Prospectus, the Policy application, any supplemental applications and any endorsements or additional benefit riders or agreements.

Policy Anniversary: The same date in each year as the Policy Date.

Policy Date: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See "THE POLICY—Purchasing the Policy.")

Policy Debt: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

Policy Loan: An amount the Policyowner borrows from the Company using the Policy as the sole security.

Policy Month: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

Policyowner, you, your: The person who owns a Policy. The Policyowner is named in the application.

Policy Year: A twelve-month period that starts on the Policy Date or on a Policy Anniversary.

Specified Amount: The minimum death benefit payable under a Policy so long as the Policy remains in force. The Specified Amount as of the Policy Date is set forth on the data page in each Policy.

Subaccount: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.

Surrender Charge: A charge we assess at the time of any surrender during the first six Policy Years and for six years following an increase in Specified Amount.

Surrender Value: The Accumulated Value minus the Surrender Charge.

Threshold Premium: A premium amount specified by the Company. We also use the Threshold Premium to calculate registered representatives' compensation.

Unit Value: The value determined by dividing each Subaccount's Net Asset Value by the number of units outstanding at the time of calculation.

Valuation Period: The period of time over which we determine the change in the value of the Subaccounts. Each valuation period begins at the close of normal trading of the New York Stock Exchange (generally, 3:00 p.m. central time) on one Business Day and ends at the close of normal trading of the New York Stock Exchange on the next succeeding Business Day.

Variable Account: Farm Bureau Life Variable Account, a separate investment account the Company established to receive and invest the Net Premiums paid under the Policies.

Written Notice: A written request or notice signed by the Policyowner on a form satisfactory to the Company which the Company receives at our Home Office.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals

If you surrender your Policy during the first six Policy Years, or during the first six Policy Years following an increase in Specified Amount, we will apply a Surrender Charge of up to 3.45% per $1,000 of the Specified Amount, declining to 0% in the seventh Policy Year.
For example, if you surrender your Policy in the first Policy Year, where the Specified Amount is $100,000 you could be assessed a surrender charge of up to $3,449.

Charges and Deductions—Surrender Charge Fee Table
Transaction Charges	In addition to Surrender Charges, you may also be charged for other transactions. These charges include a premium expense charge, transfer charge, partial withdrawal fee, and illustrative report fee.			Charges and Deductions Fee Table
Ongoing Fees and Expenses (annual charges)

In addition to Surrender Charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy, administration, mortality and expense risks, loan charges, and the cost of optional benefits available under the Policy. These fees and expenses typically are set based on characteristics of the Insured under the Policy (e.g., age, sex, and underwriting class). You should view the specifications page of your Policy for rates applicable to your Policy.
Policyowners will also bear expenses associated with the Investment Options available under the Policy, as shown in the following table:

Charges and Deductions Fee Table
Annual Fee
	Investment Option	MIN.	MAX.
	(Fund fees and expenses)*	0.10%	1.41%
*As a percentage of Investment Option assets.

	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Policy, including loss of principal.	Principal Risks of Investing in the Policy
Not a Short-Term Investment	This Policy is not a short-term investment vehicle and is not appropriate for an investor who needs ready access to cash.
● We apply a Surrender Charge during the first six Policy Years, as well as during the first six Policy Years following an increase in Specified Amount.
● During the first 12 Policy Months, we deduct the first-year monthly per $1,000 charge and the first-year monthly Policy expense charge.
● The foregoing charges will reduce the value of your Policy.
	● Tax deferral is more beneficial to investors with a long time horizon.	Principal Risks of Investing in the Policy Charges and Deductions
Risks Associated with Investment Options	An investment in the Policy is subject to the risk of poor investment performance, and can vary depending on the performance of the Investment Options.
	Each Investment Option (including the Declared Interest Option) has its own unique risks. You should review these Investment Options before making an investment decision.	Principal Risks of Investing in the Policy Farm Bureau Life Insurance Company and the Variable Account
Insurance Company Risks

An investment in the Policy is subject to the risks related to Farm Bureau Life Insurance Company, including that any obligations (including under the Declared Interest Option), guarantees, or benefits of the Policy are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available by calling toll-free at 1-800-247-4170 or writing to: Farm Bureau Life, 5400 University Avenue, West Des Moines, Iowa 50266.

Principal Risks of Investing in the Policy Farm Bureau Life Insurance Company and the Variable Account

RISKS	LOCATION IN PROSPECTUS
Policy Lapse	If your Accumulated Value during the first three Policy Years (Net Surrender Value if you've taken a loan on your Policy), or Net Surrender Value after the first three Policy Years, is not enough to pay the charges deducted each month, your Policy may enter a 61-day Grace Period (31 days in certain states). We will notify you that the Policy will lapse (terminate without value) at the end of the Grace Period unless you make a sufficient payment. If your Policy lapses, no death benefit will be payable under the Policy.
Whether a Policy lapses depends on the level of Accumulated Value (and Net Surrender Value). Each, in turn, is affected by the amount of premiums you paid, the investment performance of the Investment Options and the Declared Interest Option, and the amount of Policy Loans you have taken. Poor investment performance, payment of insufficient premiums, and taking a Policy Loan increase the risk of Policy lapse.
Prior to the Maturity Date, you may apply to reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. Among the items you must submit in your reinstatement application is (a) a premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months and (b) an amount equal to the monthly cost of insurance for the two Policy Months prior to lapse.	Principal Risks of Investing in the Policy The Policy—Policy Lapse and Reinstatement
RESTRICTIONS
Investments	Currently, the first twelve transfers in a Policy Year may be effected without a transfer charge. The Company assesses a $10 charge for the thirteenth and each subsequent transfer in a Policy Year.
Only one transfer from the Declared Interest Option to the Variable Account is permitted in each Policy Year.
We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase.	Charges and Deductions— Transfer Charge Farm Bureau Life Insurance Company and the Variable Account— Addition, Deletion, or Substitution of Investments Policy Benefits— Transfers

	RISKS	LOCATION IN PROSPECTUS
Optional Benefits

We offer several optional riders under the Policy as well as the ability to take Policy Loans. The optional riders may be terminated in certain circumstances, such as in the case of Policy lapse. We do not have the right to terminate an optional benefit in our sole discretion. The maximum loan amount we allow at any time may not exceed 90% of the Net Surrender Value of the Policy (100% in some states). We charge interest on Policy Loans.

Overview of the Policy Fee Table Other Benefits Available Under The Policy
Tax Implications	You should always consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.
There is no additional tax benefit to you if the Policy was purchased through an individual retirement account (IRA).
	Withdrawals will be subject to ordinary income tax, and may be subject to additional taxes.	Federal Tax Matters
CONFLICTS OF INTEREST
Investment Professional Compensation	We have discontinued new sales of the Policies to the public. We summarize below the kinds of compensation paid in connection with past sales of the Policy and on an ongoing basis.
Investment professionals receive compensation for selling the Policy to investors (e.g., in the form of cash commission payments). In addition to commissions and other forms of cash compensation, certain investment professionals also may receive non-cash compensation. Non-cash compensation can entail payment for conferences, seminars, meals, sporting events, theater performances, travel, lodging and/or entertainment as well as prizes and awards. Finally, investment professionals may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
	These investment professionals thus have a financial incentive to offer or recommend continued investment in the Policy over another investment.	Distribution of the Policies
Exchanges

In general you should be aware that some investment professionals may have a financial incentive to offer you a new policy in place of the Policy you already own. Thus, in general, you should only exchange your life insurance Policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing Policy.

Federal Tax Matters

OVERVIEW OF THE POLICY

Purpose of The Policy

The Policy is a variable life insurance policy. Its primary purpose is to provide the Policyowner with death benefit protection. In exchange for your premium payments, upon the death of the Insured, we will pay the Beneficiary a death benefit. For Policyowners who need death benefit protection, the Policy can also be a helpful financial tool for financial and investment planning. The Policy may not be appropriate if you do not have a long term investment time horizon. Although Policyowners have access to their money at any time, it is not intended for people who may need to make frequent withdrawals or access their money within a short time frame, as such withdrawals can reduce the level of death benefit protection.

As a flexible premium life insurance policy, premium payments under the Policy generally can vary as to when they are made and as to amount. The death benefit proceeds payable to the Beneficiary may, and your Accumulated Value under the Policy will, vary based on the investment performance of the Subaccounts you choose and the amount of interest credited in the Declared Interest Option. You may make withdrawals and loans from your Accumulated Value under the Policy subject to certain conditions described in this Prospectus. You may surrender your Policy at any time.

Premiums

●  Flexibility of Premiums: After you pay the initial premium, you may pay subsequent premiums at any time (prior to the Maturity Date) and in any amount (although we reserve the right to require a minimum of $100), subject to a certain maximum. You may select a premium payment plan to pay premiums monthly, quarterly, semi-annually or annually. You are not required to pay premiums according to the plan. Please note, however, that your Policy may lapse (terminate without value) during the first three Policy Years if you did not pay sufficient premiums or if the investment performance of the Investment Options was poor. If during the first three Policy Years, the Accumulated Value (Net Surrender Value if you've taken a loan on your Policy), or after three Policy Years if Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction and a Grace Period expires without you paying a sufficient premium to keep the Policy in force, the Policy will lapse.

Death Benefit

●  Death Benefit Proceeds: We pay the death benefit (less any Policy Debt plus any unearned loan interest and any premiums paid after the date of death) to the Beneficiary when the Insured dies. We will increase the death benefit by the amount of any additional insurance provided by optional benefit rider(s).

●  Death Benefit Options: You may choose between two death benefit options under the Policy. After the first Policy Year, you may change death benefit options and the Specified Amount (which is the amount of insurance you select) while the Policy is in force. Changing the death benefit option or Specified Amount may have tax consequences. We calculate the amount available under each death benefit option monthly and as of the Insured's date of death.

●  Increasing Death Benefit Option is equal to the greater of: (1) the sum of the current Specified Amount and the Accumulated Value; or (2) the Accumulated Value multiplied by a specified amount factor for the Insured's Attained Age, as set forth in the Policy (referred to hereinafter as the "Corridor Death Benefit").

●  Level Death Benefit Option is equal to the greater of: (1) the current Specified Amount; or (2) the Corridor Death Benefit.

●  Living Benefit (Accelerated Death Benefit) Rider: Under the Living Benefit Rider, which is available at no charge, you may receive accelerated payment of part of your death benefit if the Insured develops a terminal illness. Requesting an accelerated benefit payment under this rider may have tax consequences.

●  Death Benefit Guarantee Rider: Under the Death Benefit Guarantee Rider, which is available at no charge, your Policy will not lapse (expire without value) even if the Accumulated Value during the first three Policy Years (Net Surrender Value if you've taken a loan on your Policy) or the Net Surrender Value after the first three Policy Years is not enough to cover monthly charges provided you pay the death benefit guarantee monthly premium. If you do not meet the death benefit guarantee monthly premium requirement, your Policy will not lapse immediately. Your policy will enter a 61-day Grace Period, and we will notify you of the amount that you must pay within the 61-day Grace Period to prevent your Policy from lapsing. See "THE POLICY—Policy Lapse and Reinstatement—Lapse" for additional information.

Surrenders, Partial Withdrawals, Transfers and Policy Loans

●  Surrenders: At any time while your Policy is in force, you may make a written request to us at our Home Office to surrender your Policy and receive the Net Surrender Value. The Net Surrender Value is the Surrender Value less any Policy Debt plus any unearned loan interest. A surrender may have tax consequences.

●  Partial Withdrawals: At any time while your Policy is in force, you may make a written request to withdraw part of the Net Surrender Value. The partial withdrawal must be at least $500 and may not exceed the lesser of Net Surrender Value less $500 or 90% of Net Surrender Value (unless a higher percentage is permitted in your state). Partial withdrawals may have tax consequences.

●  Transfers: Subject to certain limitations, you may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year. The initial transfer in each Policy Year will be completed without charge. (The maximum charge we may assess for transfers is $25.) We may assess a $10 charge for each transfer after the first transfer in a Policy Year. (The Company has extended this privilege to allow the first twelve transfers in a Policy Year to be completed without charge. The Company assesses a $10 charge for the thirteenth and each subsequent transfer. This privilege may be terminated at any time.) You may only make one transfer per Policy Year from the Declared Interest Option to the Variable Account.

●  Loans: You may take a loan from your Policy at any time. The maximum loan amount you may take is 90% of the Net Surrender Value of the Policy at the end of the Valuation Period during which we receive your request for a loan (unless a higher percentage is permitted in your state). Policy loans may have tax consequences.

The Policy

●  Ownership Rights: While the Insured is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, changing the Policyowner and assigning the Policy. Changing the Policyowner or assigning the Policy may have tax consequences.

●  Variable Account: You may direct the money in your Policy to any of the Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Investment Options listed in the Appendix to this Prospectus. Additional information about each Investment

Option is provided in the Appendix to this Prospectus entitled "Investment Options Available Under the Policy."

●  Declared Interest Option: You may place money in the Declared Interest Option, where it is guaranteed to earn at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so.

●  Accumulated Value: Accumulated Value is the sum of the values of your Policy in the Subaccounts and the Declared Interest Option and any amounts transferred to the Declared Interest Option to secure any outstanding Policy Debt. Accumulated Value varies from day to day depending on the investment performance of the Subaccounts you choose, interest we credit to the Declared Interest Option, charges we deduct and any other transactions (e.g., transfers, partial withdrawals and loans). We do not guarantee a minimum Accumulated Value.

●  Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, partial withdrawal and maturity provisions of the Policy, other than in a lump sum. None of the available payment options vary with the investment performance of the Variable Account. Other options may be available. More detailed information concerning these payment options is available on request from our Home Office.

●  Dollar Cost Averaging. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium among the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium in the Subaccounts at a time when prices are high. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. This feature cannot be utilized in combination with the asset rebalancing program. See "OTHER BENEFITS AVAILABLE UNDER THE POLICY—Transfers" for additional details of the program.

●  Automatic Rebalancing. You may elect to participate in our automatic rebalancing program. We offer an asset rebalancing program under which we will automatically transfer amounts to maintain particular percentage allocations of your Accumulated Value among the Subaccounts and the Declared Interest Option. The asset rebalancing program automatically reallocates the Accumulated Value in the Subaccounts and the Declared Interest Option quarterly, semi-annually or annually to match your Policy's then-effective Net Premium allocation instructions. The maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option. The asset rebalancing program will transfer Accumulated Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The asset rebalancing program does not guarantee gains nor does it assure that any Subaccount will not have losses. This feature cannot be utilized in combination with the dollar cost averaging program. See "OTHER BENEFITS AVAILABLE UNDER THE POLICY—Automatic Rebalancing" for additional details of the program.

Supplemental Benefits and Riders

We offer several riders that provide supplemental benefits under the Policy, such as the Universal Cost of Living Increase Rider, which provides for an automatic increase in Specified Amount every three (3) years according to the Consumer Price Index, until the later of age 65 or the 10th Policy Anniversary. We generally deduct any monthly charges for these riders from Accumulated Value as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states. Please contact us at our Home Office for further details. See "OTHER BENEFITS AVAILABLE UNDER THE POLICY" for a description of each rider available under the Policy.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender or make withdrawals from the Policy or transfer Accumulated Value among the Subaccounts and Declared Interest Option.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge*	Amount Deducted— Current Charge
Premium Expense Charge	Upon receipt of each premium payment	7% of each premium payment	7% of each premium payment
Partial Withdrawal Fee	Upon partial withdrawal	2% of the Accumulated Value withdrawn, not to exceed $25	2% of the Accumulated Value withdrawn, not to exceed $25
Surrender Charge(1)	Upon a full surrender of your Policy during the first six Policy Years, and for the first six Policy Years following an increase in Specified Amount to the extent of the increase
Minimum Charge(2)		$3.18 per $1,000 of Specified Amount or Specified Amount increase	$3.18 per $1,000 of Specified Amount or Specified Amount increase
Maximum Charge(3)		$34.49 per $1,000 of Specified Amount or Specified Amount increase	$34.49 per $1,000 of Specified Amount or Specified Amount increase
Charge for Male, Attained Age 30, Non-Tobacco in first Policy Year		$6.29 per $1,000 of Specified Amount or Specified Amount increase	$6.29 per $1,000 of Specified Amount or Specified Amount increase
Transfer Charge	Upon transfer	First transfer in a Policy Year is free, $25 for each subsequent transfer	First twelve transfers in a Policy Year are free, $10 for each subsequent transfer
Illustrative Report	Upon request for each additional report in a Policy Year	$25 per report	$0 per report

* We may charge fees and use rates that are lower than the maximum guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.

(1) The Surrender Charge equals a charge per $1,000 of Specified Amount, and varies based on the Insured's Issue Age, sex, underwriting class and Policy Year. The Surrender Charge shown in the table may not be representative of the charge you will pay. Your Policy's data page indicates the Surrender Charge applicable to your Policy. More detailed information concerning your Surrender Charge is available upon request from our Home Office. This charge is assessed during the first six Policy Years, and during the first six Policy Years following an increase in Specified Amount to the extent of the increase. The Surrender Charge decreases annually over the Surrender Charge period.

(2) The minimum charge shown is the first Policy Year Surrender Charge for Insureds with the following characteristics: Female, Issue Ages 0-17, Non-Tobacco: Female, Issue Age 18, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco.

(3) The maximum charge shown is the first Policy Year Surrender Charge for Insureds with the following characteristics: Male, Issue Ages 61-94, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco; Male, Issue Ages 56-94, Tobacco or Preferred Tobacco; Female, Issue Ages 65-93, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco; Female, Issue Ages 63-93, Tobacco or Preferred Tobacco; Unisex, Issue Ages 62-93, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco; and Unisex, Issue Ages 57-93, Tobacco or Preferred Tobacco.

The next table describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including expenses of each Investment Option.

Periodic Charges
(Other than Annual Investment Option Expenses)

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Base Policy Charge:
Cost of Insurance Charge(1)	Monthly, on the Monthly Deduction Day
Minimum Charge(2)		$0.06 per $1,000 net amount at risk(7)	$0.02 per $1,000 net amount at risk
Maximum Charge(3)		$90.91 per $1,000 net amount at risk	$59.52 per $1,000 net amount at risk
Charge for Male, Attained Age 35, Non-Tobacco		$0.12 per $1,000 net amount at risk	$0.07 per $1,000 net amount at risk
Monthly Policy Expense Charge	Monthly, on the Monthly Deduction Day	$7	$7
First-Year Monthly Policy Expense Charge	Monthly, on the Monthly Deduction Day for the first 12 Policy Months	$7	$7
First-Year Monthly Per $1,000 Charge(4)	Monthly, on the Monthly Deduction Day for the first 12 Policy Months, and for the first 12 Policy Months following an increase in Specified Amount to the extent of the increase	$0.07 per $1,000 of Specified Amount or Specified Amount increase	$0.07 per $1,000 of Specified Amount or Specified Amount increase
Mortality and Expense Risk Charge	Daily	Effective annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in	Effective annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Policy Loan Interest Spread(5)	On the Policy Anniversary or earlier, as applicable(6)

Greater of Moody's Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds for the calendar month ending two months before determination of Policy Loan Interest Rate or 5.5%, less 4%

2.00% (effective annual rate)

Periodic Charges
(Optional Benefit Riders Only)(8)

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Universal Cost of Living Increase Rider	Monthly, on the Monthly Deduction Day
Minimum Charge(9)		$0.01 per $1,000 of Specified Amount	$0.01 per $1,000 of Specified Amount
Maximum Charge(10)		$5.45 per $1,000 of Specified Amount	$3.46 per $1,000 of Specified Amount
Charge for Male, Attained Age 35, Non-Tobacco		$0.01 per $1,000 of Specified Amount	$0.01 per $1,000 of Specified Amount
Universal Waiver of Charges Rider(11)	Monthly, on the Monthly Deduction Day
Minimum Charge(12)		4.6% of cost of insurance charge	4.6% of cost of insurance charge
Maximum Charge(13)		29.0% of cost of insurance charge	29.0% of cost of insurance charge
Charge for Male, Attained Age 35, Non-Tobacco		4.8% of cost of insurance charge	4.8% of cost of insurance charge
Universal Children's Term Life Insurance Rider	Monthly, on the Monthly Deduction Day	$0.25 per $1,000 of rider coverage amount	$0.25 per $1,000 of rider coverage amount
Universal Guaranteed Insurability Option Rider	Monthly, on the Monthly Deduction Day
Minimum Charge(14)		$0.01 per $1,000 of rider coverage amount	$0.01 per $1,000 of rider coverage amount
Maximum Charge(15)		$0.14 per $1,000 of rider coverage amount	$0.14 per $1,000 of rider coverage amount

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Charge for Male, Attained Age 0, Non-Tobacco		$0.01 per $1,000 of rider coverage amount	$0.01 per $1,000 of rider coverage amount
Universal Convertible Term Life Insurance Rider	Monthly, on the Monthly Deduction Day
Minimum Charge(16)		$0.13 per $1000 of rider coverage amount	$0.07 per $1000 of rider coverage amount
Maximum Charge(17)		$1.48 per $1000 of rider coverage amount	$1.48 per $1000 of rider coverage amount
Charge for Male, Attained Age 35, Non-Tobacco for $100,000 of Term Rider		$0.24 per $1000 of rider coverage amount	$0.17 per $1000 of rider coverage amount
Universal Daily Living Benefit Rider	Monthly, on the Monthly Deduction Day
Minimum Charge(18)		$0.12 per $1000 of rider coverage amount	$0.06 per $1000 of rider coverage amount
Maximum Charge(19)		$0.54 per $1000 of rider coverage amount	$0.27 per $1000 of rider coverage amount
Charge for Male, Issue Age 35, Non-Tobacco		$0.12 per $1000 of rider coverage amount	$0.06 per $1000 of rider coverage amount

(1) The cost of insurance charge will vary based on factors including, but not limited to, the Insured's Attained Age, sex and underwriting class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's data page indicates the guaranteed cost of insurance charge applicable to your Policy. More detailed information concerning your cost of insurance charge is available on request from our Home Office. Please consult your registered representative for information about your cost of insurance charge.

(2) The minimum guaranteed cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 10, Non-Tobacco. The minimum current cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 0, Non-Tobacco.

(3) The maximum guaranteed cost of insurance charge assumes that the Insured has the following characteristics: Male, Female or Unisex, Attained Ages 99-114, Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Tobacco or Preferred Tobacco. For the maximum current cost of insurance charge, the Insured is assumed to be Male, Attained Age 114, Tobacco. (In Utah, where the maturity age is 95, the maximum guaranteed rate is $26.62992 per $1,000 net amount at risk for a Male, Tobacco or Preferred Tobacco at Attained Age 94. The current charge is $16.91106 per $1,000 net amount at risk for a Male, Tobacco at Attained Age 94.)

(4) For any policy purchased prior to May 1, 2005, the current First-Year Monthly Per $1,000 Charge is $0.07 per $1,000 of Specified Amount or Specified Amount increase.

(5) The Policy Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amounts we hold as security for Policy Debt. The amount of interest that we charge you for a loan is guaranteed not to exceed the higher of the Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds as published by Moody's Investors Service, Inc. for the calendar month ending two months before the date on which the loan interest rate is determined, or 5.5%. The amount of interest that we credit to the amounts we hold as security for Policy Debt is guaranteed not to go below 4%. Currently, by Company practice, the Company allows a loan spread of 0% on the gain in a policy in effect a minimum of ten years. This means that the policy loan grows at the stated adjustable loan interest rate, but the accumulated value attributed to this outstanding loan (up to the amount of gain after ten years) earns this same interest rate. This is not a guaranteed feature.

(6) While a Policy Loan is outstanding, loan interest is payable in advance on each Policy Anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, termination or the Insured's death. For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Policy.

(7) For an explanation of how we calculate the net amount at risk under the Increasing Death Benefit Option and the Level Death Benefit Option, see "CHARGES AND DEDUCTIONS, Monthly Deduction, Net Amount at Risk."

(8) Charges for the Universal Cost of Living Increase Rider, Universal Waiver of Charges Rider and Universal Convertible Term Life Insurance Rider vary based on factors including, but not limited to, the Insured's Attained Age, sex and underwriting class. The charge for the Universal Guaranteed Insurability Option Rider varies based on the Insured's Attained Age and sex. The charge for the Universal Daily Living Benefit Rider varies based on the Insured's Issue Age, sex and underwriting class. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding these rider charges is available upon request from our Home Office.

(9) The minimum Universal Cost of Living Increase Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 10, Non-Tobacco for the guaranteed charge and Attained Age 18, Super Preferred Non-Tobacco for the current charge.

(10) The maximum guaranteed Universal Cost of Living Increase Rider charge assumes that the Insured has an Attained Age 99-114 (Male, Female or Unisex; Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non- Tobacco, Tobacco or Preferred Tobacco). The maximum current charge assumes the Insured has the following characteristics: Male, Attained Age 114, Tobacco. (In Utah, where the maturity age is 95, the maximum guaranteed charge is $1.5978 per $1,000 of Specified Amount for a Male, Attained Age 94, Tobacco or Preferred Tobacco. The current charge is $0.9842 per $1,000 of Specified Amount for a Male, Attained Age 94, Tobacco.)

(11) The cost of insurance charge on the Universal Waiver of Charges Rider also takes into account charges for all additional benefit riders attached to the Policy.

(12) The minimum guaranteed and minimum current Universal Waiver of Charges Rider charge assumes that the Insured has the following characteristics: Male, Attained Ages 18-25, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco.

(13) The maximum guaranteed and maximum current Universal Waiver of Charges Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 64, Tobacco or Preferred Tobacco.

(14) The minimum guaranteed and minimum current Universal Guaranteed Insurability Option Rider charge assumes that the Insured has the following characteristics: Male, Female or Unisex; Age 0, Non-Tobacco.

(15) The maximum guaranteed and maximum current Universal Guaranteed Insurability Option Rider charge assumes that the Insured has the following characteristics: Male or Unisex; Attained Age 39, Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Tobacco or Preferred Tobacco.

(16) The minimum Universal Convertible Term Life Insurance Rider charge assumes a 20-year term period. The minimum guaranteed charge is for a Female, Non-Tobacco for issue ages 16-25. Minimum current charge is for a Female, Super Preferred Non-Tobacco for issue ages 16-25 with a specified amount of $250,000+. Less expensive 10-year and 15-year term riders are also available. The minimum guaranteed and current charge is $0.035 per $1000 of rider coverage amount for a Female, Issue Age 18, Super Preferred Non- Tobacco.

(17) The maximum Universal Convertible Term Life Insurance Rider charge assumes a 20-year term period. The maximum guaranteed charge is for a Male, Tobacco, age 50. Maximum current charge is for a Male, Tobacco, age 50 with a specified amount of less than $100,000. The maximum guaranteed charge is $6.7173 per $1000 of rider coverage amount and the maximum current charge is $1.2683 per $1000 of rider coverage amount for Male, Issue Age 55, Tobacco.

(18) The minimum guaranteed and the minimum current Universal Daily Living Benefit charges assume that the Insured has the following characteristics: Age 21-35, Non-Tobacco.

(19) The maximum guaranteed and the maximum current Universal Daily Living Benefit charges assume that the Insured has the following characteristics: Age 65, Tobacco.

The next table shows the minimum and maximum total operating expenses (both before and after contractual fee waivers and expense reimbursements) charged by any of the Investment Options that you may pay periodically during the time that you own the Policy. A complete list of Investment Options available under the Policy, including their annual expenses, may be found in the Appendix to this Prospectus.

Annual Investment Option Expenses(1)

	Minimum	Maximum
Annual Investment Option Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-l) fees and other expenses)	0.10%	1.41%
Annual Investment Option Expenses After Contractual Fee Waiver or Reimbursement	0.10%	1.25%

(1) The "Annual Investment Option Expenses After Contractual Fee Waiver or Reimbursement" line in the above table shows the range of minimum and maximum expenses based on the expenses of all Investment Options after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual Investment Option operating expenses for Policyowners and will continue until at least April 30, 2025.

PRINCIPAL RISKS OF INVESTING IN THE POLICY

Investment Risk

If you invest your Accumulated Value in one or more Subaccounts, you will be subject to the risk that the investment performance of the Subaccounts will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Accumulated Value will decrease. You will also be subject to the risk that the investment performance of the Subaccounts you select may be less favorable than that of other Subaccounts. In order to keep the Policy in force, you may be required to pay more premiums than originally planned. You could lose everything you invest.

If you allocate Net Premiums to the Declared Interest Option, we will credit your Accumulated Value (in the Declared Interest Option) with a declared rate of interest. However, you assume the risk that the rate may decrease, although it will never be lower than the guaranteed annual rate of 4%.

Risk of Lapse

If your Accumulated Value during the first three Policy Years (Net Surrender Value if you've taken a loan on your Policy), or Net Surrender Value after the first three Policy Years is not enough to pay the charges deducted each month, your Policy may enter a 61-day Grace Period (31 days in certain states). We will notify you that the Policy will lapse (terminate without value) at the end of the Grace Period unless you make a sufficient payment.

Tax Risks

In order to qualify as a life insurance contract for federal income tax purposes and receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., an underwriting class involving higher than standard mortality risk.) It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, any surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% additional tax may be imposed on surrenders, partial withdrawals and loans taken before you reach age 59 1/2 If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the Policy and then as taxable income. Moreover, loans will generally not be treated as distributions.

However, the tax consequences associated with loans on Policies in force for ten years or more is unclear. Neither distributions nor loans from a Policy that is not a MEC are subject to the 10% additional tax.

See "FEDERAL TAX MATTERS." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Partial Withdrawal and Surrender Risks

The Surrender Charge under the Policy applies for the first six Policy Years in the event you surrender your Policy and may be considerable. (The Surrender Charge also applies to an increase in Specified Amount if a surrender occurs within six Policy Years following the increase in Specified Amount.) It is possible that you will receive no Net Surrender Value if you surrender your Policy in the first few Policy Years. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (terminate without value), because Surrender Charges affect the Net Surrender Value which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse). See "Risk of Lapse" above.

Partial withdrawals must be at least $500 and may not exceed the lesser of (1) the Net Surrender Value less $500; or (2) 90% of the Net Surrender Value. Partial withdrawals are assessed a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

A partial withdrawal or surrender may have tax consequences

Policy Loan Risks

A Policy Loan, whether or not repaid, will affect Accumulated Value over time because we subtract the amount of the Policy Loan from the Subaccounts and/or Declared Interest Option as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher interest rate credited to the Declared Interest Option.

We reduce the amount we pay on the Insured's death by any outstanding Policy Debt. Your Policy may lapse (terminate without value) if Policy Debt plus any unearned loan interest reduces your Net Surrender Value to zero.

If you surrender the Policy or allow it to lapse while a Policy Loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Risk of An Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Insurance Company Risks

An investment in the Policy is subject to the risks related to Farm Bureau Life Insurance Company, including that any obligations (including under the Declared Interest Option), guarantees, or benefits of the Policy are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available by calling toll-free at 1-800-247-4170 or writing to: Farm Bureau Life, 5400 University Avenue, West Des Moines, Iowa 50266.

Business Disruption and Cyber Security Risks

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Policyowner information. Such systems failures and cyber-attacks affecting us, the Investment Options, intermediaries and other affiliated or third- party service providers may adversely affect us and your Accumulated Value. For instance, systems failures and cyber-attacks may interfere with our processing of Policy transactions, including the processing of orders with the Investment Options, cause the release and possible destruction of confidential Policyowner or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Investment Options invest, which may cause the Investment Options underlying your Policy to lose value. The risk of cyber-attacks may be higher during periods of geopolitical turmoil. There can be no assurance that we or the Investment Options or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, floods, earthquakes, epidemics, pandemics, malicious acts, and terrorist acts, which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as the coronavirus COVID-19), could affect the ability, or willingness, of our workforce and employees of service providers and third party administrators to perform their job responsibilities. Even if our workforce and employees of our service providers and third party administrators were able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and lead to delays in our processing of Policy-related transactions, including orders from Owners. Catastrophic events may negatively affect the computer and other systems on which we rely and may interfere with our ability to receive, pickup and process mail, our processing of Policy-related transactions, impact our ability to calculate Policy Value, or have other possible negative impacts. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Policy to lose value. There can be no assurance that we, the Funds or our service providers will avoid losses affecting your Policy due to a natural disaster or catastrophe.

FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT

Farm Bureau Life Insurance Company

Farm Bureau Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on October 30, 1944. At December 31, 2023, the Iowa Farm Bureau Federation owned shares of various classes representing 72.0% of the outstanding voting power of FBL Financial Group, Inc., which owns 100% of our voting shares. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266.

The Variable Account

We established the Variable Account as a separate account on March 3, 1987. The Variable Account receives and invests the Net Premiums under the Policy, and may receive and invest net premiums for any other variable life insurance policies we issue. Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account without regard to our other income, gains or losses.

The Variable Account's assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account's assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account's assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities. For example, we may transfer assets attributable to our investment in the Variable Account or fees and charges that have been earned. We are obligated to pay any amounts due under the Policy.

The Variable Account currently has 35 Subaccounts but may, in the future, include fewer or additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission (the "SEC") does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

Investment Options

The Variable Account invests in shares of the Investment Options described in an Appendix to this Prospectus. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option is part of a mutual fund that is registered with the SEC as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the portfolios or mutual funds by the SEC. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen (16) Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of ten (10) Investment Options, including the Declared Interest Option.

The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

There is no assurance that any Investment Option will achieve its stated objectives. In addition, no single Investment Option, by itself, constitutes a balanced investment plan. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. The Investment Option prospectuses accompany this Prospectus. You should read them carefully and retain them for future reference.

Note: If you received a summary prospectus for an Investment Option, please follow the directions on the first page of the summary prospectus to obtain a copy of the full Fund prospectus.

We select the Investment Options offered through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Option's investment adviser or an affiliate will make payments to us or our affiliates. We review the Investment Options periodically and may remove an Investment Option or limit its availability to new premiums and/or transfers of Accumulated Value if we determine that the Investment Option no longer meets one or more of the selection criteria, and/or if the Investment Option has not attracted significant allocations from Policyowners.

We do not provide any investment advice and do not recommend or endorse any particular Investment Option. You bear the risk of any decline in the Accumulated Value of your Policy resulting from the performance of the Investment Option you have chosen.

We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.05% to 0.25% of the annual average assets we hold in the Investment Options. In addition, FBL Marketing Services, LLC, the principal underwriter of the Policies, receives 12b-1 fees deducted from certain portfolio assets attributable to the Policy for providing distribution and shareholder support services to some Investment Options. The 12b-1 fees are deducted from the assets of the Investment Option and decrease the Investment Option's investment return. The Company and its affiliates may profit from these payments.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to a Policyowner's Accumulated Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine.

Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

If we deem it to be in the best interests of persons having voting rights under the Policies, we may

●  operate the Variable Account as a management company under the Investment Company Act of 1940,

●  deregister the Variable Account under that Act in the event such registration is no longer required, or,

●  subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.

To the extent permitted by applicable law, we may also transfer the Variable Account's assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See "ADDITIONAL INFORMATION—Voting Rights.")

Volatility Management Strategies

Investment Options that utilize a volatility management strategy are designed to reduce the overall volatility of the Investment Option and provide you with risk-adjusted returns over time. During rising markets, the volatility management strategy, however, could result in your Accumulated Value rising less than would have been the case had you been invested in an Investment Option that does not utilize a volatility management strategy. Conversely, investing in an Investment Option that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the Investment Option's equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your Accumulated Value may decline less than would have been the case had you not been invested in an Investment Option that features a volatility management strategy.

Please further note that Investment Options may utilize volatility management techniques that differ from each other. Please see the Investment Options' prospectuses for more information about the Investment Options' objective and strategies.

Information regarding each Investment Option, including (i) its name (ii) its type (e.g., money market fund, bond fund, balanced fund etc.) or a brief statement concerning its investment objectives (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in the Appendix to this Prospectus. See Appendix A: Investment Options Available Under the Policy. Each Investment Option has also issued a prospectus that contains more detailed information about the Investment Option. You can obtain paper or electronic copies of this Prospectus by contacting us at 1-800-247-4170.

Material Irreconcilable Conflicts

The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Policyowners arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Policyowners, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund. (See the Fund prospectuses for more detail.)

THE POLICY

Purchasing the Policy

The Policy is no longer available to new purchasers. Although the Policy is no longer available to new purchasers, all rights and benefits under the Policy continue to be available to Policyowners. Here, as background information, we describe how new purchases of the Policy were made.

In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Home Office. We ordinarily will issue a Policy only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue standard-rated and preferred-rated Policies is normally $50,000 and $100,000, respectively, although we may, in our discretion, issue Policies for lower Specified Amounts. We may issue a Policy with a minimum Specified Amount of $25,000. For any Policy issued with a Specified Amount from $25,000 to $49,999 we must receive an initial payment of at least 90% of the Guideline Single Premium (as defined under Internal Revenue Code Section 7702).

The effective date of insurance coverage under the Policy will be the latest of:

●  the Policy Date,

●  the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or

●  the date when we receive the full initial premium at our Home Office.

The Policy Date is the date the Company approves the Policy for issuance.

The Policy Date may also be any other date mutually agreed to by you and the Company. However, if the Policy Date is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.

Premiums

Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

Premium Flexibility. We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Policy Month. Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date. You should forward all premium payments to our Home Office.

If mandated under applicable law, the Company may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators.

Planned Periodic Premiums. You determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send you periodic reminder notices for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Policy. (See "FEDERAL TAX MATTERS.") You should consult a tax adviser before changing the planned premium schedule.

You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

Paying a planned periodic premium will not guarantee that your Policy remains in force. Thus, even if you pay planned periodic premiums, the Policy will nevertheless lapse if, during the first three Policy years, Accumulated Value (Net Surrender Value if you've taken a loan on your Policy) or, after three Policy Years, Net Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS—Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE POLICY—Policy Lapse and Reinstatement—Lapse").

However, your Policy will not enter the Grace Period if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium test on each Monthly Deduction Day.

Under current Company practice, your Policy will not enter the Grace Period during the fourth Policy Year, regardless of the Net Surrender Value, if you have paid the cumulative Threshold Premium. See the Glossary for a description of the Threshold Premium. This is a current Company practice, which is not guaranteed and can be changed at any time.

Death Benefit Guarantee Premiums. If you selected the optional Death Benefit Guarantee Rider, your Policy's data page will show a "Death Benefit Guarantee Monthly Premium." On each Monthly Deduction Day, we will compare the cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums to see if the death benefit guarantee provision will prevent your Policy from lapsing. If you meet the death benefit guarantee premium requirement, then the Policy will not enter a grace period even if its Net Surrender Value is not enough to cover the monthly deduction due. The death benefit guarantee premium requirement is met when (a) is equal to or greater than (b) where:

(a)  is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

(b)  is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate assuming that the premiums are paid on each Monthly Deduction Day.

Your Policy must satisfy the death benefit guarantee premium test on each Monthly Deduction Day to keep this rider in effect.

For example: Your Policy was issued 45 months ago and you have paid $5,000 in premiums. No Policy Loans or partial withdrawals have been taken and you have made no Policy changes. Your death benefit guarantee monthly premium is $100. Assuming the prepaid interest rate is zero, the cumulative death benefit guarantee premium requirement as of the 45th Monthly Deduction Day is $4,500 ($100 x 45 months).

In this example, the death benefit guarantee premium requirement is satisfied on this Monthly Deduction Day because the amount of premiums paid ($5,000) is greater than the death benefit guarantee premium requirement ($4,500).

However, assuming you had requested a partial withdrawal of $1,000, the death benefit guarantee premium requirement would no longer be satisfied because the amount of premiums paid less the partial withdrawal ($4,000) is now less than the death benefit guarantee premium requirement ($4,500). In order to maintain this rider, you must pay an additional premium of $500 within 61 days after we mail you notice of the need for additional premium.

The amount of the death benefit guarantee monthly premium is determined when we issue a Policy, and it depends upon the age and other insurance risk characteristics of the Insured, as well as the amount of coverage and additional features you select. The death benefit guarantee monthly premium will change if you alter either the Policy's Specified Amount or death benefit option, add or delete a Policy rider, or change underwriting class. We will send you a new Policy data page reflecting any change in the death benefit guarantee premium.

Unscheduled Premiums. Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

Premium Limitations. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws.

Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

Payment of Premiums. We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment.

Net Premiums. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS—Premium Expense Charge.")

Allocating Net Premiums. In your application for a Policy, you are required to provide us with instructions on the allocation of Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. We will allocate Net Premiums to the Declared Interest Option if we receive them either:

(1)  before the date we obtain, at our Home Office, a signed notice from you that you have received the Policy, or

(2)  before the end of 25 days after the Delivery Date.

Upon the earlier of (1) or (2) above, we will automatically allocate the Accumulated Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see "THE POLICY—Examination of Policy (Cancellation Privilege)").

The following additional rules apply to Net Premium allocations:

●  You must allocate at least 1% of each premium to any Subaccount of the Variable Account or to the Declared Interest Option (we reserve the right to raise the minimum allocation requirement, up to 10%, at our sole discretion).

●  Your allocation percentages must be in whole numbers (we do not permit fractional percentages).

●  Each premium payment you submit may be directed to a maximum of 12 Investment Options available under the Policy, including the Declared Interest Option.

●  You may change the allocation percentages for future Net Premiums without charge, at any time while the Policy is in force, by providing us with a Written Notice signed by you on a form we accept. The change will take effect on the date we receive the Written Notice at the Home Office and will have no effect on prior Accumulated Values.

Examination of Policy (Cancellation Privilege)

You may cancel the Policy by delivering or mailing Written Notice or sending a facsimile to us at the Home Office, and returning the Policy to us at the Home Office before midnight of the 30th day you receive the Policy. Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.

We will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Policy at our Home Office, an amount equal to the greater of premiums paid, or the sum of:

●  the Accumulated Value on the Business Day we receive the Policy at the Home Office, plus

●  any premium expense charges we deducted, plus

●  monthly deductions made on the Policy Date and any Monthly Deduction Day, plus

●  amounts approximating the daily charges against the Variable Account.

Policy Lapse and Reinstatement

Your Policy may lapse (terminate without value) during the first three Policy Years if the Accumulated Value (Net Surrender Value if you've taken a loan on your Policy), or after three

Policy Years if Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS—Monthly Deduction") AND a Grace Period expires without a sufficient payment.

However, your Policy will not enter the Grace Period if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium test on each Monthly Deduction Day. (See "THE POLICY—Premiums—Death Benefit Guarantee Premiums.")

Under current Company practice, your Policy will not enter the Grace Period during the fourth Policy Year, regardless of the Net Surrender Value, if you have paid the cumulative Threshold Premium. See the Glossary for a description of the Threshold Premium. This is a current Company practice, which is not guaranteed and can be changed at any time.

Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Accumulated Value for purposes of Policy Loans, partial withdrawals and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions. If the Policy lapses, no death benefit will be payable and the Policy will terminate without value.

A Grace Period of 61 days will commence on the date we send you a notice of any insufficiency, at which time the Accumulated Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS—Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS—Monthly Deduction"). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.

Reinstatement. Prior to the Maturity Date, you may apply to reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us at our Home Office:

●  A written application for reinstatement signed by the Policyowner and the Insured;

●  Evidence of insurability we deem satisfactory;

●  A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months; and

●  An amount equal to the monthly cost of insurance for the two Policy Months prior to lapse.

State law may limit the premium to be paid on reinstatement to an amount less than that described. To the extent that we did not deduct the monthly administrative charge for a total of twelve Policy Months prior to lapse, we will continue to deduct such charge following reinstatement of the Policy until we have assessed such charge, both before and after the lapse, for a total of 12 Policy Months. (See "CHARGES AND DEDUCTIONS—Monthly Deduction.") We will not reinstate a Policy surrendered for its Net Surrender Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS").

The effective date of the reinstated Policy will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Policy, the amount transferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with allocation instructions.

POLICY BENEFITS

While a Policy is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, you may at any time obtain all or a portion of the Net Accumulated Value by surrendering or taking a partial withdrawal from the Policy. (See "POLICY BENEFITS—Accumulated Value Benefits—Surrender and Withdrawal Privileges") In addition, you have certain policy loan privileges under the Policies. (See "OTHER BENEFITS AVAILABLE UNDER THE POLICY—Loan Benefits—Policy Loans.") The Policy also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by you (see "POLICY BENEFITS—Death Proceeds—Death Benefit Options"), and benefits upon the maturity of a Policy (see "POLICY BENEFITS—Benefits at Maturity").

Accumulated Value Benefits

Surrender and Withdrawal Privileges. At any time prior to the Maturity Date while the Policy is in force, you may surrender the Policy or make a partial withdrawal by sending Written Notice to the Company at our Home Office. If we receive your Written Notice to surrender or make a partial withdrawal from your Policy in good order prior to 3:00 p.m. central time on a Business Day, we will process your request at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender or make a partial withdrawal from your Policy in good order at or after 3:00 p.m. central time on a Business Day, we will process your request at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day.

A Surrender Charge will apply to any surrender during the first six Policy Years, as well as during the first six Policy Years following an increase in Specified Amount. A Partial Withdrawal Fee equal to the lesser of $25 or 2% of the Accumulated Value withdrawn will be payable upon each partial withdrawal. (See "CHARGES AND DEDUCTIONS—Surrender Charge, and—Partial Withdrawal Fee"). We ordinarily mail surrender and withdrawal proceeds to the Policyowner within seven days after we receive a signed request at our Home Office, although we may postpone payments under certain circumstances. (See "ADDITIONAL INFORMATION—Postponement of Payments.")

You may request a partial withdrawal from or surrender of your Policy via facsimile.

●  Facsimile requests must be directed to 1-800-754-6370 at our Home Office. We are not liable for the timely processing of any misrouted facsimile request.

●  A request must identify your name and Policy number. We may require your address or social security number be provided for verification purposes.

●  We will compare your signature to your original Policy application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization be provided. You should be able to obtain a signature guarantee from a bank, broker, credit union (if authorized under state law) or a savings association. A notary public cannot provide a signature guarantee.

●  Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Home Office in good order. We treat facsimile requests as having been received based upon the time noted at the end of the transmission.

●  A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

●  We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage or expense from complying with facsimile requests we reasonably believe to be authentic.

CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a written request to our Home Office. We are not liable for any processing delays related to a failure of the telephone system.

●  We reserve the right to deny any transaction request made by facsimile. We may terminate this privilege at any time.

Surrenders. The amount payable upon surrender of the Policy is the Net Surrender Value at the end of the Valuation Period when we receive the request at the Home Office. We may pay the Net Surrender Value in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See "ADDITIONAL POLICY PROVISIONS—Payment Options" in the Statement of Additional Information.) If you surrender the entire Policy, all insurance in force will terminate and you cannot reinstate the Policy. See "FEDERAL TAX MATTERS" for a discussion of the tax consequences associated with complete surrenders. The Surrender Charge will be deducted from the amount surrendered.

Partial Withdrawals. You may obtain a portion of the Policy's Net Surrender Value as a partial withdrawal from the Policy.

●  A partial withdrawal must be at least $500.

●  A partial withdrawal cannot exceed the lesser of (1) the Net Surrender Value less $500 or (2) 90% of the Net Surrender Value.

We deduct the Partial Withdrawal Fee from the remaining Accumulated Value. You may request that we pay the proceeds of a partial surrender in a lump sum or under one of the payment options specified in the Policy. (See "ADDITIONAL POLICY PROVISIONS—Payment Options" in the Statement of Additional Information.)

We will allocate a partial withdrawal (together with the Partial Withdrawal Fee) among the Subaccounts and the Declared Interest Option in accordance with your written instructions. If we do not receive any such instructions with the request for partial withdrawal, we will allocate the partial withdrawal among the Subaccounts and the Declared Interest Option in the same proportion that the Accumulated Value in each of the Subaccounts and the Accumulated Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Accumulated Value, reduced by any outstanding Policy Debt, on the date we receive the request at the Home Office.

Partial withdrawals will affect both the Policy's Accumulated Value and the death proceeds payable under the Policy. (See "POLICY BENEFITS—Death Proceeds.")

●  The Policy's Accumulated Value will be reduced by the amount of the partial withdrawal.

●  If the death benefit payable under either death benefit option both before and after the partial withdrawal is equal to the Accumulated Value multiplied by the specified amount factor set forth in the Policy, a partial withdrawal will result in a reduction in death proceeds equal to the amount of the partial withdrawal, multiplied by the specified amount factor then in effect.

●  If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial withdrawal.

If the Increasing Death Benefit Option is in effect at the time of the withdrawal, there will be no effect on Specified Amount. If the Level Death Benefit Option is in effect at the time of withdrawal, the Policy's Specified Amount will be reduced by the amount of Accumulated Value withdrawn. (See "POLICY BENEFITS—Death Proceeds—Death Benefit Options") The Specified Amount remaining in force after a partial withdrawal may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial withdrawal, as published by the Company. As a result, we will not process any partial withdrawal that would reduce the Specified Amount below this minimum.

If increases in the Specified Amount previously have occurred, a partial withdrawal will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application.

Thus, a partial withdrawal may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See "CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance")

For a discussion of the tax consequences associated with partial withdrawals, see "FEDERAL TAX MATTERS."

Net Accumulated Value. Net Accumulated Value equals the Policy's Accumulated Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

On the Business Day coinciding with or immediately following the earlier of the date we receive notice at our Home Office that you have received the Policy, or 25 days after the Delivery Date, we will automatically transfer the Accumulated Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Accumulated Value in a Subaccount will equal:

●  The total Subaccount units represented by the Accumulated Value at the end of the preceding Valuation Period, multiplied by the Subaccount's unit value for the current Valuation Period; PLUS

●  Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

●  All Accumulated Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

●  All Accumulated Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

●  All partial withdrawals (and any portion of the Surrender Charge) from the Subaccount during the current Valuation Period; MINUS

●  The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

The Policy's total Accumulated Value in the Variable Account equals the sum of the Policy's Accumulated Value in each Subaccount.

Unit Value. Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy's Accumulated Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

We value the assets of the Subaccounts for each Business Day. A Business Day is a day on which the New York Stock Exchange is open for trading.

Transfers

The following features apply to transfers under the Policy:

●  Subject to certain limitations, you may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, you may only make one transfer per Policy Year from the Declared Interest Option to the Variable Account.

●  You may make transfers by written request to our Home Office or, if you elected the "Telephone Transfer Authorization" on the supplemental application, by calling the Home Office toll-free at the phone number shown on the cover of the Prospectus. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.

●  The amount of the transfer must be at least $100; or if less than $100, the total Accumulated Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.

●  We process transfers at the Unit Values next determined after we receive your request in good order at our Home Office. This means that if we receive your written or telephone request for transfer in good order prior to 3:00 p.m. central time on a Business Day, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer in good order at or after 3:00 p.m. central time on a Business Day, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day. We treat telephone requests as having been received based upon the time noted at the end of the transmission.

●  The Company waives the transfer fee for the first twelve transfers during a Policy Year.

●  We may assess a transfer charge of $10 for the 13th and each subsequent transfer during a Policy Year. We will deduct the transfer charge on a pro-rata basis from the Investment Options to which the transfer is made. (See "CHARGES AND DEDUCTIONS—Transfer Charge.") The Company reserves the right to increase the transfer charge.

●  For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.

Additional Limitations on Transfers. When you make a request to transfer Accumulated Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Investment Options. Therefore, a Policyowner who makes frequent transfers among the Subaccounts available under this Policy causes frequent purchases and redemptions of shares of the Investment Options.

Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option's portfolio securities and the reflection of that change in the Investment Option's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option's portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by a Policyowner between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Policyowners and other persons who may have material rights under the Policy (e.g., Beneficiaries). We endeavor to protect long-term Policyowners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Policies, and have no arrangements in place to permit any Policyowner to engage in frequent transfer activity.

If we determine that you are engaging in frequent transfer activity among Subaccounts, we may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Policyowners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Policies that we believe are related (e.g., two Policies with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply our policies and procedures to discourage frequent transfers to the dollar cost averaging or automatic rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any disadvantage to other Policyowners and persons with material rights under a Policy. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Policyowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. The restrictions that we would impose would be to discontinue your telephone transfer privileges and to require you to make all transfer requests in writing through the U.S. Postal Service. Notwithstanding this, because our policies and procedures are discretionary and may differ among variable annuity contracts and variable insurance policies ("variable contracts") and separate accounts it is possible that some Policyowners may engage in frequent transfer activity while others may bear the harm associated with such activity.

Please note that the limits and restrictions described here are subject to the Company's ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Policy, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Policyowners or intermediaries acting on behalf of Policyowners. Moreover, our ability to discourage and restrict frequent transfer activity may be limited by provisions of the Policy.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Policyowners, other persons with material rights under the Policies, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Policyowners engaging in frequent transfer activity among the Subaccounts under the Policy. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option's policies and procedures require it to restrict or refuse transactions by the Variable Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. Such policies and procedures may provide for the imposition of a redemption fee and upon request from the Fund require us to provide transaction information to the Fund and to restrict or prohibit transfers and other transactions that involve the purchase of shares of an Investment Option(s).

The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Policyowners should be aware that we may not have the contractual obligation or the operational capacity to monitor Policyowners' transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Policyowners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

Policyowners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the Investment Options generally are "omnibus" orders from intermediaries such as retirement plans or insurance company separate accounts funding variable contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable contracts. The omnibus nature of these orders may limit the Investment Options' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the retirement plans and/or insurance companies that may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies' policies and procedures fail to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the contract owners of all of the insurance companies, including the Company, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Policyowners engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with the Company's ability to satisfy its contractual obligations to Policyowners.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policyowners.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

Death Proceeds

So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the death of the Insured.

●  You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary as described in the Policy.

●  If no Beneficiary survives the Insured, we will pay the death proceeds to the Policyowner or his estate. We may pay death proceeds in a lump sum or under a payment option. (See "ADDITIONAL POLICY PROVISIONS—Payment Options" in the Statement of Additional Information.)

To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See "ADDITIONAL INFORMATION—Postponement of Payments.")

Death Benefit Guarantee Rider. If you selected the optional Death Benefit Guarantee Rider (there is no charge for this rider), on each Monthly Deduction Day, we will check to see if you have met the death benefit guarantee premium test by comparing the total amount of cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums. If you meet the death benefit guarantee monthly premium requirement, then your Policy will not enter a Grace Period even if the Net Surrender Value is not enough to cover the monthly deduction due. If you do not meet the death benefit guarantee monthly premium requirement, then we will notify you of the amount that you must pay within 61 days to prevent your Policy from lapsing. (See "THE POLICY—Premiums—Death Benefit Guarantee Premiums.") Your Policy will meet the death benefit guarantee monthly premium requirement on a Monthly Deduction Day when (a) is equal to or greater than (b) where:

(a)  is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy loans and unpaid loan interest; and

(b)  is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate.

Death Benefit Options. Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the Insured's death.

Under the Increasing Death Benefit Option, the death benefit will be equal to the greater of

(1)  the sum of the current Specified Amount and the Accumulated Value, or

(2)  the Corridor Death Benefit

We will determine Accumulated Value as of the end of the Business Day coinciding with or immediately following the date of death. Under the Increasing Death Benefit Option, the death proceeds will always vary as the Accumulated Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, you generally should select the Increasing Death Benefit Option.

Note that one component contributing to the amount of Accumulated Value consists of the Policy values in each Subaccount. In addition, the Corridor Death Benefit is linked to the Accumulated Value, in that it equals the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age. As such, the investment performance of the Fund Investment Options affects the death benefit amount. Similarly, other items affecting the amount of Accumulated Value, such as charges under the Policy, have an impact on the death benefit amount.

Under the Level Death Benefit Option, the death benefit will be equal to the greater of:

●  the current Specified Amount, or

●  the Corridor Death Benefit

Under the Level Death Benefit Option, the death benefit will remain level at the Specified Amount unless the Accumulated Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Accumulated Value varies. If you are satisfied with the amount of your insurance coverage under the Policy and prefer to have favorable investment performance and additional premiums reflected in higher Accumulated Value rather than increased death benefits, you generally should select the Level Death Benefit Option.

Changing the Death Benefit Option. You may change the death benefit option in effect at any time by sending a written request to us at our Home Office. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

If you change from the Increasing Death Benefit Option to the Level Death Benefit Option, the death benefit will not change and the current Specified Amount will be increased by the Accumulated Value on the effective date of the change. If you change from the Level Death Benefit Option to the Increasing Death Benefit Option, we will reduce the current Specified Amount by an amount equal to the Accumulated Value on the effective date of the change provided the Insured meets the Company's underwriting requirements. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change the Policy would no longer qualify as life insurance under federal tax law.

We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance.")

Change in Existing Coverage. After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a written request at our Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See "CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance Rate, and—Net Amount at Risk.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE POLICY—Premiums—Premium Limitations"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy in effect on the date of the decrease. A Specified Amount decrease will not reduce the Surrender Charge.

To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Policy's Accumulated Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month. A Specified Amount increase is subject to its own Surrender Charge.

Accelerated Payments of Death Proceeds

In the event that the Insured becomes terminally ill (as defined below), you may (if residing in a state that has approved such rider), by written request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death benefit immediately to you. There is no separate charge for this Endorsement.

For this purpose, an Insured is terminally ill when a physician (as defined by the rider) certifies that he or she has a life expectancy of 12 months or less.

The accelerated death benefit is equal to the Policy's death benefit, up to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all policies issued by the Company on the Insured), less an amount representing a discount for 12 months at the interest rate charged for loans under the Policy. The accelerated death benefit does not include the amount of any death benefit payable under a rider that covers the life of someone other than the Insured. Requesting an accelerated death benefit under this rider may have tax consequences (see "FEDERAL TAX MATTERS").

Benefits at Maturity

The Maturity Date is Attained Age 115 (Attained Age 95 in the state of Utah). If the Insured is alive and the Policy is in force on the Maturity Date, the Company will pay to the Policyowner the Policy's Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See "OTHER BENEFITS AVAILABLE UNDER THE POLICY—Loan Benefits—Repayment of Policy Debt.") We may pay benefits at maturity in a lump sum or under a payment option. Consult a tax adviser on this issue.

Escheatment of Death Benefit

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of 3 to 5 years from the policy's Maturity Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Policyowner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change. Such updates should be communicated in writing, by telephone, or facsimile to our Home Office.

CHARGES AND DEDUCTIONS

We deduct certain charges in connection with the Policy to compensate us for (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.

Premium Expense Charge

Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge. The premium less the premium expense charge equals the Net Premium.

The premium expense charge is 7% of each premium. It is used to compensate us for expenses incurred in distributing the Policy, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising costs and charges we consider necessary to pay all taxes imposed by states and subdivisions thereof (which currently range up to 3.5%).

Because we include any state premium taxes in the premium expense charge, the amount paid by a Policyowner is generally an average of premium tax amounts charged by the states. As a result, you may pay more premium tax than is required in your state of residence.

Monthly Deduction

We deduct certain charges monthly from the Accumulated Value of each Policy ("monthly deduction") to compensate us for the cost of insurance coverage and any additional benefits added by rider (see "OTHER BENEFITS AVAILABLE UNDER THE POLICY"), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Policy's Net Accumulated Value in the Declared Interest Option and the Policy's Accumulated Value in each Subaccount bear to the total Net Accumulated Value of the Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Accumulated Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

●  the cost of insurance for the Policy; plus

●  the cost of any optional insurance benefits added by rider; plus

●  the monthly policy expense charge.

During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a monthly per $1,000 charge. During the first 12 Policy Months, the monthly deduction will also include a monthly expense charge.

Cost of Insurance. This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.

Net Amount at Risk. The net amount at risk may be affected by investment performance, payment of premiums, fees and charges under the Policy, death benefit option chosen, partial withdrawals and decreases in Specified Amount. Under the Increasing Death Benefit Option, the net amount at risk for a Policy Month is equal to (a) divided by (b); and under the Level Death Benefit Option, the net amount at risk for a Policy Month is equal to (a) divided by (b), minus (c), where:

(a)  is the Specified Amount;

(b)  is 1.0032737 [dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%]; and

(c)  is the Accumulated Value.

We determine the Specified Amount and the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Accumulated Value a part of the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

Cost of Insurance Rate. We base the cost of insurance rate for the initial Specified Amount on factors including, but not limited to, the Insured's sex, underwriting class and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on factors including, but not limited to, the Insured's sex, underwriting class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates by the Company based on its expectations as to future mortality experience and other factors. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and underwriting class whose Policies have been in force the same length of time.

The cost of insurance rates generally increase as the Insured's Attained Age increases. The underwriting class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a standard underwriting class or into underwriting classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard underwriting class will have a lower cost of insurance rate than those in underwriting class involving higher mortality risk. The standard underwriting class is also divided into two categories: tobacco and non-tobacco. Non-tobacco using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco. The Company may offer preferred and super-preferred classes in addition to the standard tobacco and non-tobacco classes. Insureds who fall under a preferred or super-preferred class will generally have a lower cost of insurance rate than Insureds who receive a standard classification. (An Insured must meet more stringent medical requirements than those established for the preferred class in order to qualify for the Company's super-preferred class of insurance rates.)

We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the underwriting class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the underwriting class applicable to the increase. However, if we calculate the death benefit as the Accumulated Value times the specified amount factor, we will use the rate for the underwriting class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "ADDITIONAL INSURANCE BENEFITS.")

Monthly Policy Expense Charge. We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash withdrawals, surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $7 monthly administrative charge against each Policy. We guarantee this charge will not exceed $7 per Policy Month.

First-Year Monthly Per $1,000 Charge. We deduct a charge from Accumulated Value as part of the monthly deduction during the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount. The charge will compensate us for first-year underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's premium class, and establishing policy records. The monthly per unit charge is $0.07 per $1,000 of Specified Amount or increase in Specified Amount. We guarantee this charge will not exceed $0.07 per $1,000 of Specified Amount.

First-Year Monthly Policy Expense Charge. We will deduct an additional monthly charge from Accumulated Value during the first twelve Policy Months. This monthly charge will compensate us for costs associated with underwriting and issuing the Policy. These expenses include the cost of processing applications, conducting medical examinations and determining insurability. The first-year monthly policy expense charge is $7 per Policy Month. We guarantee this charge will not exceed $7 per Policy Month.

Transfer Charge

The initial transfer in each Policy Year will be completed without charge. We may impose a transfer charge of $10 for any subsequent transfers during that Policy Year to compensate us for the costs in making the transfer. (The Company has extended this privilege to allow the first twelve transfers in a Policy Year to be completed without charge. The Company may assess a $10 charge for the thirteenth and each subsequent transfer. This privilege may be terminated at any time.)

●  We will deduct the transfer charge on a pro-rata basis from the Investment Options to which the transfer is made.

●  Once we issue a Policy, we will not increase this charge for the life of the Policy.

●  We will not impose a transfer charge on transfers that occur as a result of Policy Loans, the exercise of the special transfer privilege or the initial allocation of Accumulated Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner. For information regarding the special transfer privilege, see "GENERAL PROVISIONS: Special Transfer Privilege."

●  The Company reserves the right to increase the transfer charge to $25. Currently, there is no charge for changing the Net Premium allocation instructions.

Partial Withdrawal Fee

Upon partial withdrawal from a Policy, we assess a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn to compensate us for costs incurred in accomplishing the withdrawal. We deduct this fee from Accumulated Value. We will reduce the amount of the Accumulated Value by the amount of the partial withdrawal and partial withdrawal fee. You may instruct us how to allocate the amount of the partial withdrawal and partial withdrawal fee among the Subaccounts and Declared Interest Option. If you do not instruct us, we will deduct the amount of the partial withdrawal and partial withdrawal fee from each Subaccount and the Declared Interest Option in the same proportion that the Policy's Accumulated Value in each Subaccount and the Declared Interest Option bear to the total Accumulated Value of the Policy.

Surrender Charge

We apply a Surrender Charge during the first six Policy Years, as well as during the first six Policy Years following an increase in Specified Amount to the extent of the increase. This charge is an amount per $1,000 of Specified Amount which declines to $0 in the seventh year and varies based on the Insured's Issue Age, sex, underwriting class and Policy Year. We have listed below the maximum Surrender Charge per $1,000 of Specified Amount for select ages in various underwriting classes in the first Policy Year.

Issue Age	Male, Tobacco	Female, Tobacco	Unisex, Tobacco
30	$10.49	$6.84	$9.76
50	$26.80	$15.49	$24.41
70	$34.49	$34.49	$34.49

The maximum Surrender Charge for any Policy is $34.49 per $1,000 of Specified Amount. (See "APPENDIX B—Maximum Surrender Charges" in the Statement of Additional Information.) The Surrender Charge is level within each Policy Year. The Surrender Charge will be deducted from the amount surrendered.

Currently, we waive the Surrender Charge after the first Policy Year if the Insured is:

●  terminally ill,

●  under 65 years of age and totally disabled, or

●  stays in a qualified nursing care center for 90 consecutive days or more.

Variable Account Charges

Mortality and Expense Risk Charge. We deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of 0.90% of the average daily net assets of the Subaccounts. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.

The mortality risk we assume is that Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

Federal Taxes. Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "FEDERAL TAX MATTERS.")

Investment Option Expenses. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are described in the prospectus for the Investment Option.

Illustrative Report Fee. Upon your request, we will provide you with one set of illustrations of Policy values free of charge. We reserve the right to assess a fee of $25 for each additional set of illustrations you request in a Policy Year. However, we currently do not assess such a fee.

Policy Loan Interest Spread. The Policy Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amounts we hold as security for Policy Debt. The amount of interest that we charge you for a loan is guaranteed not to exceed the higher of the Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds as published by Moody's Investors Services, Inc. for the calendar month ending two months before the date on which the loan interest is determined, or 5.5%. The amount of interest that we credit to the amounts we hold as security for Policy Debt is guaranteed not to go below 4%.

While a Policy is outstanding, loan interest is payable in advance on each Policy Anniversary or, if earlier, on the date of the loan repayment, Policy Lapse, surrender, termination or the Insured's death. For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Policy. Otherwise, the current Policy Loan Interest Spread is an effective annual interest rate of 2%.

Compensation. For information concerning compensation paid for the sale of the Policies, see "DISTRIBUTION OF THE POLICIES."

THE DECLARED INTEREST OPTION

You may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option, which is part of the General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Declared Interest Option's assets. We bear the full investment risk for all amounts allocated or transferred to the Declared Interest Option. We guarantee that the amounts allocated to the Declared Interest Option may be credited interest daily at a net effective annual interest rate of at least 4%. These amounts, after charges and deductions, are also guaranteed. We determine any interest rate credited in excess of the guaranteed rate at our sole discretion. Since the Declared Interest Option is a part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company's general liabilities from business operations.

To the extent that we are required to pay you amounts in addition to your Accumulated Value under any guarantees under the Contract, including the death benefit, such amounts will come from our General Account. Thus, those guarantees are subject to our financial strength and claims paying ability and the risk that we may default on the guarantees. You should be aware that our General Account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance policies and financial products as well, and we pay our obligations under these products from assets in our General Account. The financial statements contained in the Statement of Additional Information include a further discussion of the risks inherent within the investments of the General Account.

The Declared Interest Option will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Declared Interest Option may be credited with different current interest rates. You assume the risk that interest credited to amounts in the Declared Interest Option may not exceed the minimum 4% guaranteed rate.

Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Please refer to the Policy and the Statement of Additional Information for complete details regarding the Declared Interest Option.

Transfers, Partial Withdrawals, Surrenders and Policy Loans

You may transfer amounts between the Subaccounts and the Declared Interest Option. Only one transfer from the Declared Interest Option to the Variable Account is permitted in each Policy Year. We may impose a transfer charge in connection with such transfer (see "CHARGES AND DEDUCTIONS—Transfer Charge"). No more than 50% of the Net Accumulated Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer would be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Accumulated Value in the Declared Interest Option. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy's Maturity Date.

We may delay transfers, payment of partial withdrawals and surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months.

OTHER BENEFITS AVAILABLE UNDER THE POLICY

In addition to the standard death benefit under the Policy, optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table. Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy.

Not all riders are available in all states, and state variations may apply. Please see Appendix B for a list of state variations.

You may obtain detailed information concerning available riders, and their suitability for inclusion in your Policy, from the registered representative assigned to service your Policy.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Universal Cost of Living Increase	Automatically increases the Specified Amount under the Policy on every third Policy Anniversary without requiring evidence of insurability.	Optional	● Rider cost increases monthly deduction, based on applicable cost of insurance rate at time of increase, multiplied by amount of increase.
● Rider terminates on the later of the Insured's age 65 or the 10th Policy Anniversary.
Universal Waiver of Charges

Provides that, in the event of the Insured's total disability before the Policy Anniversary on which the Insured is age 65, the Company will waive the monthly deduction until the end of the disability or the Policy Anniversary on which the Insured is age 65, whichever comes first.

Optional	● Rider terminates on earliest of:
(1) Policy Anniversary on which Insured is age 65;
(2) surrender, lapse or other termination of Policy; or
(3) continuation of Policy in force under a cash value option.
● Rider cost increases the monthly cost of insurance charge, based on a separate schedule of rates.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Universal Convertible Term Life Insurance	Provides term insurance coverage on your life or life of an additional adult Insured.	Optional	● Rider costs increases Monthly Deduction, based on cost of insurance rate for Insured multiplied by amount of term insurance coverage under rider, plus a monthly charge for first year of coverage and for first year following any increase in coverage based on a specified dollar rate per $1,000 of term insurance coverage or increase in coverage, as applicable.
Universal Daily Living Benefit Rider

Provides that, in the event Insured becomes chronically ill for at least 90 consecutive days and is expected to remain chronically ill for at least 90 consecutive days into the future, Company will make a payment(s) of an amount up to the Specified Amount.

		Optional	● Rider cost increases Monthly Deduction, based upon a specified dollar rate per $1,000 of chronic illness benefit coverage.
Universal Children's Term Life Insurance	Provides term insurance coverage on each of Insured's eligible children.	Optional	● Before expiration of term insurance on life of a child and subject to certain conditions, insured child may elect that coverage be converted without evidence of insurability to certain other plans of insurance the Company offers.
● Rider terminates on the earliest of:
(1) cancellation or conversion of the Policy or rider;
(2) lapse of the Policy;
(3) the insured child reaches age 23 or is otherwise no longer eligible for coverage; or
(4) expiration, maturity or termination of the Policy.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Death Benefit Guarantee

Guarantees that Policy will not enter Grace Period should Net Accumulated Value, or Net Surrender Value, as applicable, be insufficient to cover monthly deduction on Monthly Deduction Day if you maintain a certain minimum premium level.

		Optional	● The Policy must satisfy the death benefit guarantee premium test on each Monthly Deduction Day to keep the rider in effect.
Universal Guaranteed Insurability Option	Allows coverage on Insured under Policy to be increased up to seven times without new evidence of insurability.	Optional	● Rider cost increases Monthly Deduction, based on a specified dollar rate per every $1,000 of guaranteed insurance benefit.
Accelerated Payments of Death Proceeds	Provides for payment of all or a portion of accelerated death benefit immediately in event Insured becomes terminally ill.	Optional	● In the event that there is a loan outstanding under Policy on the date that Policyowner requests a payment under the rider, we reduce the accelerated death benefit by a portion of the outstanding loan.
● If the amount you request to be paid under the rider is less than the total death benefit under the Policy and the Specified Amount of the Policy is equal to or greater than the minimum Specified Amount, the Policy will remain in force with all values and benefits under the Policy being reduced in the same proportion that the new Policy benefit bears to the Policy benefit before exercise of the rider.
● There are several other restrictions associated with the rider (e.g., rider is not valid if the Policy is within five years of being matured).

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Dollar Cost Averaging	Allocates Net Premium among Subaccounts or Declared Interest Option over a period of time.	Standard, but must be initiated by you	● Minimum amount of each transfer is $100.
● Maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.
● Each dollar cost averaging transfer counts against twelve free transfer limit in a Policy Year. All transfers made on same date count as one transfer.
● Cannot be elected with automatic rebalancing program.
Automatic Rebalancing Program	Automatically transfers amounts to maintain a particular percentage allocations of Accumulated Value among the Subaccounts and the Declared Interest Option	Standard, but must be initiated by you	● Maximum number of Investment Options you may select at any one time is [ten], including Declared Interest Option. ● Cannot be utilized in combination with dollar cost averaging program.
Policy Loans	Allows for a loan to be taken using the Policy as collateral	Standard, but must be initiated by you	● Maximum loan amount is 90% of the Net Surrender Value (100% in some states).
● Unpaid Policy Loan debt will reduce the death benefit proceeds payable.
● Taking a Policy Loan may have adverse tax consequences.

Accelerated Payments of Death Proceeds

The living benefit (accelerated death benefit) rider (available at no charge) provides for the payment of all or a portion of the accelerated death benefit immediately in the event that the Insured becomes terminally ill (as defined below). In the event that the Insured becomes terminally ill, you may (if residing in a state that has approved the rider) by written request to our Home Office request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death immediately to you. If not attached to the Policy beforehand, we will issue a living benefit rider providing this right to you upon written request to our Home Office, subject to the conditions stated below.

For this purpose, an Insured is terminally ill when a physician (as defined by the rider) certifies that he or she has a life expectancy of 12 months or less.

In the event that there is a loan outstanding under the Policy on the date that the Policyowner requests a payment under the rider, we reduce the accelerated death benefit by a portion of the outstanding loan in the same proportion that the requested payment under the rider bears to the total death benefit under the Policy. If the amount you request to be paid under the rider is less than the total death benefit under the Policy and the Specified Amount of the Policy is equal to or greater than the minimum Specified Amount, the Policy will remain in force with all values and benefits under the Policy being reduced in the same proportion that the new Policy benefit bears to the Policy benefit before exercise of the rider.

There are several other restrictions associated with the rider. These are:

(1)  the rider is not valid if the Policy is within five years of being matured,

(2)  the consent of any irrevocable beneficiary or assignee is required to exercise the rider,

(3)  we reserve the right, in our sole discretion, to require the consent of the Insured or of any beneficiary, assignee, spouse or other party of interest before permitting the exercise of the rider,

(4)  we reserve the right to obtain the concurrence of a second medical opinion as to whether any Insured is terminally ill, and

(5)  the rider is not effective where:

(a)  you or the Insured would be otherwise required by law to use the rider to meet the claims of creditors, or

(b)  the Insured would be otherwise required by any government agency to exercise the rider in order to apply for, obtain or keep a government benefit or entitlement.

The rider will terminate at the earlier of the end of the Grace Period for which any premium is unpaid, upon receipt in our Home Office of your written request to cancel the rider or upon termination of the Policy.

The Company believes that for federal income tax purposes, an accelerated death benefit payment received under a living benefit rider should be fully excludable from the gross income of the Beneficiary, except in certain business contexts.

However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.

Optional Riders

Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:

●  Universal Cost of Living Increase. This rider automatically increases the Specified Amount under the Policy on every third Policy Anniversary without requiring evidence of insurability. The amount of each increase will equal the lesser of: (1) the initial Specified Amount plus any prior increases under the rider multiplied by changes in the Consumer Price Index; (2) 20% of the initial Specified Amount; or (3) $25,000. The rider terminates on the later of the Insured's age 65 or the 10th Policy Anniversary. If you elect this rider, we will increase the monthly deduction. The amount of the increase in the monthly deduction will be based on the applicable cost of insurance rate at the time of increase in Specified Amount multiplied by the amount of the increase. For a Policy issued with a $100,000 Specified Amount issued with a Consumer Price Index increase of 10%, the owner will have the ability to increase the Specified Amount of the policy at the third Policy Anniversary by $10,000 without being subjected to underwriting. If elected, this would increase the Specified Amount on the policy to $110,000 after the third Policy Anniversary and maintain the ability for future increases.

●  Universal Waiver of Charges. This rider provides that, in the event of the Insured's total disability (as defined in the rider) before the Policy Anniversary on which the Insured is age 65 and continuing for at least 90 days, the Company will waive the monthly deduction until the end of the disability. The rider terminates on the earliest of: (1) the Policy Anniversary on which the Insured is age 65; (2) surrender, lapse or other termination of the Policy; or (3) the continuation of the Policy in force under a cash value option. If you elect this rider, we will add a monthly cost of insurance charge based on a separate schedule of rates. For a Policy issued with a $100,000 Specified Amount issued at age 45 which becomes permanently disabled (as defined in the rider) at age 52, all monthly deductions paid during the Waiting Period will be refunded, and subsequent monthly deductions will be waived until Total Disability ends.

●  Universal Convertible Term Rider: This rider provides term insurance coverage for the period shown on the Policy data page on the base Policy's Insured or on the life of an additional adult Insured. If you add this rider, we will add a monthly charge. A Policy is issued with a $100,000 Specified Amount to an Insured Age 30 with a $50,000 Universal Convertible Term Rider with the base Insured as the Insured on the Rider. If the Insured dies and the rider is still inforce, the Beneficiary will receive the Death Benefit from the base Policy as well as the Rider Death Benefit. If living and the Rider is still inforce, the Owner may convert this Policy to a new policy until the Covered Person's 75th birthday.

●  Universal Daily Living Benefit Rider: This rider allows the Owner of the Policy to accelerate a portion of the Death Benefit of the base Policy if the Insured is determined by a licensed health care provider to be "Chronically Ill" for at least 90 consecutive days and is expected to remain chronically ill for at least 90 consecutive days into the future. If you add this rider, we will add a monthly charge. A Policy is issued with a $100,000 Specified Amount to an Insured Age 30 with a $100,000 Universal Daily Living Benefit Rider. If the Insured meets the qualifications of the Rider, the Owner has the ability to access the Chronic Illness Benefit Payment, in this case up to $100,000 as a lump sum. The remaining Death Benefit on the base Policy will be reduced if a Chronic Illness Benefit Payment is made.

●  Universal Children's Term Life Insurance. This rider provides term insurance coverage on each of the Insured's eligible children, until the earliest of: (1) cancellation or conversion of the Policy or rider; (2) lapse of the Policy; (3) the insured child reaches age 23 or is otherwise no longer eligible for coverage; or (4) expiration, maturity or termination of the Policy. Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance the Company offers. If you elect this rider, we will add a monthly charge. For a Policy issued with a $100,000 Specified Amount issued to an Insured with a Covered Child (as defined in the rider) which is Age 15, the owner can purchase a $10,000 Specified Amount Universal Children's Term Life Insurance Rider on the Covered Child. This rider can remain inforce until the Covered Child reaches age 23.

●  Universal Guaranteed Insurability Option. This rider allows the coverage on the Insured under the Policy to be increased up to seven times without new evidence of insurability. If this rider is added, the monthly deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit. A schedule of rates based on the Attained Age of the Insured accompanies this rider. A Policy is issued with a $100,000 Specified Amount to an Insured Age 30 with a $10,000 Universal Guaranteed Insurance Option rider. With this rider, the owner is able to purchase $10,000 of additional permanent coverage without underwriting at the Policy Anniversary in the years they are attained ages 31, 34, 37, and 40. After exercising all four of these options, the Insured has $140,000 of total life insurance coverage.

Other Benefits

Certain other benefits are also available under your Policy:

●  Dollar Cost Averaging. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

In order to establish this program, you must elect this option on your initial application or complete and submit the applicable request form at a later date, and have money available in a single "source account." Provided there is no outstanding Policy Debt, we will automatically transfer equal amounts from the source account to your designated "target accounts" each month.

●  The minimum amount of each transfer is $100.

●  Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

●  You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

●  We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Home Office.

●  Each dollar cost averaging transfer counts against the twelve free transfer limit in a Policy Year. All transfers made on the same date count as one transfer.

●  The one transfer limit between the Declared Interest Option and the Variable Account is waived under this program.

●  There is no charge to participate in this program. We reserve the right to discontinue this program at any time.

●  This feature cannot be elected with the automatic rebalancing program.

●  Automatic Rebalancing. We offer an asset rebalancing program under which we will automatically transfer amounts to maintain a particular percentage allocation among the Subaccounts and the Declared Interest Option. The asset rebalancing program automatically reallocates the Accumulated Value in the Subaccounts and the Declared Interest Option quarterly, semi-annually or annually to match your Policy's then-effective Net Premium allocation instructions. The asset rebalancing program will transfer Accumulated Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses.

●  Under the asset rebalancing program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

●  This feature is free and is not considered in the twelve free currently permitted transfers during a Policy Year.

●  This feature cannot be utilized in combination with dollar cost averaging program.

●  Asset Allocation Program. We previously made an asset allocation program available under the Policy, which permitted you to allocate all of your Net Premiums to one of four asset allocation model portfolios developed and maintained by our affiliate, FBL Wealth Management, LLC ("FBLWM"). Effective April 26, 2024, the asset allocation program is no longer available under the Policy. If you were participating in the asset allocation program when it was discontinued:

●  Your Accumulated Value is no longer automatically rebalanced each year to maintain the particular percentage allocations of your Accumulated Value among the Subaccounts specified under the asset allocation model portfolio you selected. However, you may elect to have your Accumulated Value rebalanced periodically under the new automatic rebalancing program available under the Policy, described above.

●  Unless you provide us with alternative allocation instructions, your Net Premiums will continue to be allocated to the same Subaccounts that they were allocated to under the asset allocation model portfolio immediately before the Asset Allocation Program was discontinued based on the particular percentage allocations that were in effect at that time. However, FBLWM will no longer review and change the percentage allocations within the asset allocation model portfolio.

Loan Benefits

Policy Loans. So long as the Policy remains in force and has a positive Net Surrender Value, you may borrow money from the Company at any time using the Policy as the sole security for the Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

The maximum amount that you may borrow at any time is 90% of the Net Surrender Value as of the end of the Valuation Period during which we receive the request for the Policy Loan at our Home Office, less any previously outstanding Policy Debt. (Certain states may permit you to borrow up to 100% of the Policy's Net Surrender Value.) The Company's claim for repayment of Policy Debt has priority over the claims of any assignee or other person.

During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.

Allocation of Policy Loan. When you take a Policy Loan, we segregate an amount equal to the Policy Loan (including interest) within the Declared Interest Option as security for the Policy Loan. If, immediately prior to the Policy Loan, the Accumulated Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such Policy Loan, we will transfer the difference from the Subaccounts of the Variable Account, which have Accumulated Value, in the same proportions that the Policy's Accumulated Value in each Subaccount bears to the Policy's total Accumulated Value in the Variable Account. We will determine Accumulated Values as of the end of the Valuation Period during which we receive the request for the Policy Loan at the Home Office.

We normally will mail loan proceeds to you within seven days after receipt of a written request at the Home Office. Postponement of a Policy Loan may take place under certain circumstances. (See "ADDITIONAL INFORMATION—Postponement of Payments.")

Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. This rate may be different than that used for other amounts within the Declared Interest Option. (See "OTHER BENEFITS AVAILABLE UNDER THE POLICY—Loan Benefits—Effect on Investment Performance.") Our ability to credit interest on amounts held in the Declared Interest Option as security for Policy Debt is subject to our financial strength and claims paying ability.

Loan Interest Charged. The interest rate charged on Policy Loans is not fixed. The maximum annual loan interest rate we charge will be the higher of the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" as published by Moody's Investors Service, Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%. We may elect to change the interest rate at any time, of which you will be notified. The new rate will take effect on the Policy Anniversary coinciding with, or next following, the date the rate is changed.

Effect on Investment Performance. Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at a minimum effective annual rate of 4%, as determined and declared by the Company. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.

For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Policy.

Even though you may repay Policy Debt in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Accumulated Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Accumulated Value was transferred is less than or greater than the interest rates actually credited to the Accumulated Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no Policy Loan was made, Accumulated Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.

Policy Debt. Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid policy loan interest. Policy Debt is not included in Net Accumulated Value, which is equal to Accumulated Value less Policy Debt. If, during the first three Policy Years, Accumulated Value (Net Surrender Value if you've taken a loan on your Policy) or, after three Policy Years, Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS—Monthly Deduction"), we will notify you. To avoid lapse and termination of the Policy without value (see "THE POLICY—Policy Lapse and Reinstatement—Lapse"), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS—Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS—Monthly Deduction"). Therefore, the greater the Policy Debt under a Policy, the more likely it would be to lapse.

Repayment of Policy Debt. You may repay Policy Debt in whole or in part any time during the Insured's life and before the Maturity Date so long as the Policy is in force. We subtract any Policy Debt not repaid from the death benefit payable at the Insured's death, from Accumulated Value upon complete surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon partial or full repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Accumulated Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.

For a discussion of the tax consequences associated with Policy Loans and lapses, see "FEDERAL TAX MATTERS."

GENERAL PROVISIONS

Special Transfer Privilege

You may, at any time prior to the Maturity Date while the Policy is in force, operate the Policy as a flexible premium fixed-benefit life insurance policy by requesting that we transfer all of the Accumulated Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Policy Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option, until you request a change in allocation to convert the Policy back to a flexible premium variable life insurance policy. The Company will not impose any charge for transfers resulting from the exercise of the special transfer privilege.

Change of Provisions

We reserve the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy's qualification as life insurance under federal tax law.

Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and an officer of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.

Ownership

The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Insured's lifetime, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy. Changing the Policyowner may have tax consequences.

Special ownership rules may apply if the Insured is under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

The Beneficiary

The Policyowner designates the primary Beneficiaries and contingent Beneficiaries in the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Company. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

Unless a payment option is chosen, we will pay the proceeds payable at the Insured's death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner's estate.

Change of Address

We confirm all Policyowner change of address requests by sending a confirmation to both the old and new addresses.

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with our affiliate, FBL Marketing Services, LLC ("FBL Marketing") for the distribution, sale and servicing of the Policies. FBL Marketing sold and services the Policies through its registered representatives, or through other broker-dealers ("selling firms") that have entered into a selling agreement with FBL Marketing.

FBL Marketing receives a 0.25% fee from the following Investment Options in the form of 12b-1 fees based on Policy assets allocated to the Investment Option: BNY Mellon Sustainable U.S. Equity Portfolio, Inc.—Service Share Class; Fidelity Variable Insurance Products Funds: VIP High Income Portfolio—Service Class 2 and VIP Mid Cap Portfolio—Service Class 2; and Franklin Templeton Variable Insurance Products Trust: Franklin Global Real Estate VIP Fund—Class 2, Franklin Small Cap Value VIP Fund—Class 2, Franklin Small-Mid Cap Growth VIP Fund—Class 2, Franklin U.S. Government Securities VIP Fund—Class 2, Franklin Mutual Shares VIP Fund—Class 2 and Templeton Growth VIP Fund—Class 2. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares. The compensation received by FBL Marketing's registered representatives is not impacted by the Investment Options you choose. Each Investment Option's investment adviser may, from time to time, use its management fee revenue, as well as its past profits or its other resources as may be permitted by regulatory rules to make payment for distribution services to FBL Marketing, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.

To cover costs and expenses associated with facilitating Policy sales, we pay FBL Marketing a monthly amount equal to 5% of commissions and service fees paid to managers and registered representatives of FBL Marketing.

We pay commissions to FBL Marketing for the sale of the Policies by its registered representatives as well as for sales by selling firms. The maximum commissions payable for Policy sales are: 109.5% of premiums up to the Threshold Premium and 4% of premiums above that amount paid in the first Policy Year; 5% of premiums in each Policy Year after the first Policy Year. For each premium received following an increase in Specified Amount, a commission on such premiums will be paid up to 110% of the increase in Threshold Premium for the first year following the increase in Specified Amount. The Threshold Premium is a specified annual premium which is based on the age, sex and underwriting class of the Insured, the Specified Amount of the Policy and the types and amounts of any additional benefits included in the Policy.

Managers of FBL Marketing's registered representatives may also receive commission overrides on the registered representatives' commissions. We also pay commissions for substandard risk and rider premiums based on our rules at the time of payment. Additional amounts may be paid and expenses may be reimbursed based on various factors.

FBL Marketing passes through all commissions it receives to its registered representatives and to selling firms, and does not retain any commissions as distributor for the Policies. Under the distribution agreement with FBL Marketing, we may also pay the following types of expenses: supervisor and registered representative manager compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Policies.

Because registered representatives of FBL Marketing are also insurance agents of the Company, they and their managers are eligible for various cash benefits, such as bonuses, insurance benefits, financing arrangements such as loans and advances, and non-cash compensation programs that the Company offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes and awards, subject to applicable regulatory requirements. Sales of the Policies may help registered representatives and their managers qualify for such benefits. Registered representatives and their managers may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services. In addition, FBL Marketing's registered representatives and their managers who meet certain Company productivity, persistency and length of service standards may be eligible for additional compensation.

We also pay commissions for substandard risk and rider premiums based on our rules at the time of payment. FBL Marketing may pay additional compensation from its own resources to selling firms based on Policy sales or premium payment amounts. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may have received in connection with your purchase of a Policy.

Sales charges deducted from premium payments, as well as proceeds from the Surrender Charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.

See "DISTRIBUTION OF THE POLICIES" in the Statement of Additional Information for more information concerning compensation paid for the sale of the Policies.

We have discontinued new sales of the Policies to the public.

Under the BrokerCheck Program, Financial Industry Regulatory Authority ("FINRA") provides certain information regarding the disciplinary history of member broker-dealers and their associated persons in response to written, electronic or telephone inquiries. FINRA's BrokerCheck Hotline telephone number is 1-800-289-9999 and their Web site address is www.finra.org. An investor brochure is available that includes information describing FINRA BrokerCheck.

Investor concerns may be directed to FBL Marketing Services, LLC at 5400 University Avenue, West Des Moines, IA 50266 or by calling our toll-free number at 1-877-860-2904.

FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.

In some circumstances, Policyowners who retain excessive control over the investment of the underlying Variable Account assets may be treated as the owners of those assets and may be subject to tax currently on income and gains produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Policyowner should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modifications be necessary to prevent Policyowners from being treated as the owners of the underlying Variable Account assets.

In addition, the Code requires that the investments of the Subaccounts be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. The Company believes that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.

Generally, a Policyowner will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will generally fail the 7-pay test if, at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments. A life insurance policy received in a tax-free exchange for another life insurance policy that was a MEC will also be classified as a MEC.

Where there is a reduction in the benefits under the Policy during the first seven Policy Years (for example, as a result of a partial withdrawal), the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms at any time, the Policy may have to be re-tested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy Years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A Policyowner should consult a tax adviser to determine whether a transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

(1)  All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner's investment in the Policy only after all gain has been distributed.

(2)  Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

(3)  A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's beneficiary or designated beneficiary.

(4)  If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC may be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a MEC, including surrenders and partial withdrawals, are generally treated first as a recovery of the Policyowner's investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Policy where there is no spread (difference between the interest rate charged to you and the interest rate credited to amounts securing the loan), as the case may be on loans for Policies in force ten years or more, or a minimal spread is unclear. You should consult your tax adviser about any such loan.

Finally, neither distributions from, nor loans from or secured by, a Policy that is not a MEC are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy Loan will not be deductible. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly. Before taking out a Policy Loan, you should consult your tax adviser as to the tax consequences.

Multiple Policies. All MECs that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Policyowner's income when a taxable distribution occurs.

Accelerated Death Benefits. The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, except in certain business contexts.

However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

Exchanges. The Company believes that an exchange of a fixed-benefit policy issued by the Company for a Policy as provided under "THE POLICY—Exchange Privilege" generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy.

Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.

Other Policyowner Tax Matters. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In recent years, moreover, Congress has adopted additional rules relating to life insurance owned by businesses. Any business contemplating a change in an existing Policy should consult a tax adviser.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer's responsibility (i) to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the modification of an employer-owned life insurance contract.

Non-Individual Policyowners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, provided there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy in connection with a split-dollar insurance arrangement should consult legal counsel.

Tax Shelter Regulations. Owners that are corporations should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer ("GST") taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Policyowner's estate for purposes of federal estate tax if the Insured owned the policy. If the Policyowner was not the Insured, the fair market value of the Policy would be included in the Policyowner's estate upon the Policyowner's death. The Policy would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policyowner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each Policyowner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income. A 3.8% tax may be applied to some or all of the taxable portion of some distributions from life insurance contracts (such as payments under certain settlement options) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately). Please consult a tax advisor for more information.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rican branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence.

Foreign Tax Credits. To the extent permitted under the federal tax law, the Company may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.

There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Taxation of the Company

At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.

PAYMENT OPTIONS

We may pay death proceeds and Accumulated Value due at maturity, or upon surrender or partial withdrawal of a Policy, in whole or in part under a payment option as described below. We also may make payments under any new payment option available at the time proceeds become payable. In addition, we may pay proceeds in any other manner acceptable to us.

You may designate an option in your application or notify us in writing at our Home Office. During the life of the Insured, you may select a payment option; in addition, during that time you may change a previously selected option by sending Written Notice to us requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the Insured's death, the Beneficiary may choose an option. The Beneficiary may change a payment option by sending a written request to us, provided that a prior option chosen by you is not in effect.

If you have not elected a payment option, we will pay the proceeds of the Policy in one sum. You may choose a lump sum payment under a Living Tradition Account ("LTA"). The LTA is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to the payee, and the payee will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for the Company, the bank will receive the amount the payee requests as a transfer from the Company's General Account. The LTA is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our General Account, the LTA is backed by the financial strength of the Company, although it is subject to the claims of our creditors. We receive a benefit from all amounts left in the LTA.

We pay interest on proceeds held in the LTA. We will also pay the proceeds in one sum if,

(2)  the proceeds are less than $2,000;

(3)  periodic payments would be less than $20; or

(4)  the payee is an assignee, estate, trustee, partnership, corporation or association.

Amounts paid under a payment option are paid pursuant to a payment contract and will not vary. Proceeds applied under a payment option earn interest at a rate guaranteed to be no less than 3% compounded yearly. The Company may be crediting higher interest rates on the effective date of the payment contract, but is not obligated to declare that such additional interest be applied to such funds.

If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee's estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract. We reserve the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $250.

Payments under Option A will begin at the end of the first interest period after the date proceeds are otherwise payable. Payments under Options B, C or D will begin as of the date of the Insured's death, on surrender or on the Maturity Date.

Option A—Proceeds Left at Interest. Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly, as selected by the payee, and will begin at the end of the first period chosen.

Proceeds left under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

Option B—Payment for a Designated Number of Years. Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Option C—Payment of Life Income. Equal periodic payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Option D—Payment of a Designated Amount. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each period must be at least $20 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Alternate Payment Options. The Company may make available alternative payment options.

Even if the death benefit under the Policy is excludable from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the Insured's death are taxable and payments under the payment options generally include such earnings. A tax adviser should be consulted with respect to the tax consequences associated with a payment option.

ADDITIONAL INFORMATION

Voting Rights

To the extent required by law, the Company will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the

Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that it is permitted to vote the Fund shares in its own right, we may elect to do so.

The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing the Policy's Accumulated Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited prior to such meeting in accordance with procedures established by each Fund.

The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter. Proportional voting may result in a small number of owners determining the outcome of a vote.

Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.

Electronic Transactions

You are entitled to change the allocation of your Subaccount selection or transfer monies among the Subaccounts electronically, to the extent available. We cannot guarantee that you will always be able to reach us to complete an electronic transaction; for example, our website may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or the internet may be out of service during severe weather conditions or other emergencies. If you are experiencing problems, you should send your Written Notice to our Home Office via mail or facsimile. Transaction instructions will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. We will provide you confirmation of each electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated electronically are genuine. These procedures may require any person requesting an electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made electronically. You are authorizing us to accept and to act upon instructions received electronically with respect to your Policy, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their trustees or officers will be liable for any loss, liability, cost or expense (including attorney's fees) in connection with requests that we believe to be genuine. This policy means that provided we comply with our procedures, you will bear the risk of loss arising out of the electronic transaction privileges of your Policy.

Postponement of Payments

The Company will usually mail the proceeds of complete surrenders, partial withdrawals and Policy Loans within seven days after we receive the Policyowner's signed request at our Home Office. The Company will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete surrender or partial withdrawal, payment of any Policy Loan, and payment of death proceeds or benefits at maturity whenever:

●  the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

●  the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

●  an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

We also may postpone transfers under these circumstances.

If, under SEC rules, the Federated Hermes Government Money Fund II suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, We will delay payment of any transfer, partial withdrawal, surrender, Policy Loan or death proceeds from the Money Market Subaccount until the Portfolio is liquidated.

Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.

If mandated under applicable law, the Company may be required to block a Policyowner's account and thereby refuse to pay any request for transfer, partial withdrawal, complete surrender, loan or death proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.

Legal Proceedings

The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the ability of FBL Marketing Services, LLC to perform its contract with the Variable Account or the ability of the Company to meet its obligations under the Policies.

FINANCIAL STATEMENTS

The Variable Account's statements of assets and liabilities as of December 31, 2023 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, as well as the related report of Ernst & Young LLP, an independent registered public accounting firm, are contained in the Statement of Additional Information.

The audited combined balance sheets—statutory basis of the Company and its subsidiary at December 31, 2023 and 2022 and the related combined statutory basis statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2023, and financial statement schedules as well as the related reports of Ernst & Young LLP, an independent auditor, are contained in the Statement of Additional Information.

The Company's financial statements should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

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APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE POLICY

The following is a list of Investment Options available under the Policy. More information about the Investment Options is available in the prospectuses for the Investment Options, which may be amended from time to time and can be found online at www.fbfs.com/variable-product-documents. You can also request this information at no cost by calling 1-800-247-4170 or by sending an email request to LifePolicyService@fbfs.com.

The current expenses and performance information below reflects fees and expenses of the Investment Options, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Investment Option's past performance is not necessarily an indication of future performance. Updated performance information is available at no cost by visiting the website or calling the telephone phone number above.

	Investment Option and	Current	Average Annual Total Returns (as of 12/31/23)
Type/Investment Objective	Adviser/Subadviser	Expenses	1 Year	5 Year	10 Year
Long-term capital appreciation.	BNY MELLON BNY Mellon Sustainable U.S. Equity Portfolio, Inc.—Service Class The BNY Mellon Investment Adviser, Inc. (Adviser) Newton Investment Management Limited (Subadviser)	0.92%	23.50%	14.85%	10.18%
Long-term capital growth consistent with preservation of capital. Secondary goal is current income.	BNY MELLON BNY Mellon Variable Investment Fund: Appreciation Portfolio—Initial Class The BNY Mellon Investment Adviser, Inc. (Adviser) Fayez Sarofim and Co. (Subadviser)	0.85%	20.97%	16.23%	11.09%
Long-term capital growth, current income and growth of income, consistent with reasonable investment risk.	BNY MELLON BNY Mellon Variable Investment Fund: Growth & Income Portfolio—Initial Class The BNY Mellon Investment Adviser, Inc. (Adviser) Newton Investment Management North America, LLC (Subadviser)	0.70%*	26.69%	16.89%	11.84%

	Investment Option and	Current		Average Annual Total Returns (as of 12/31/23)
Type/Investment Objective	Adviser/Subadviser	Expenses		1 Year	5 Year	10 Year
Capital growth	BNY MELLON BNY Mellon Variable Investment Fund: Opportunistic Small Cap Portfolio—Initial Class The BNY Mellon Investment Adviser, Inc. (Adviser) Newton Investment Management North America, LLC (Subadviser)	0.82%		9.28%	9.15%	6.15%
Investment results that correspond to investment performance of U.S. common stocks, as represented by the NASDAQ-100® Index	CALVERT VARIABLE PRODUCTS, INC. Calvert VP NASDAQ-100 Index Portfolio Calvert Research and Management (Adviser) Ameritas Investment Partners, Inc. (Subadviser)	0.48	%*	54.40%	22.09%	17.29%
Investment results that correspond to investment performance of U.S. common stocks, as represented by the Russell 2000® Index	CALVERT VARIABLE PRODUCTS, INC. Calvert VP Russell 2000® Small Cap Index Portfolio Calvert Research and Management (Adviser) Ameritas Investment Partners, Inc. (Subadviser)	0.39	%*	16.60%	9.69%	6.77%
Investment results that correspond to total return performance of U.S. common stocks, as represented by the S&P MidCap 400® Index	CALVERT VARIABLE PRODUCTS, INC. Calvert VP S&P MidCap 400 Index Portfolio Calvert Research and Management (Adviser) Ameritas Investment Partners, Inc. (Subadviser)	0.33	%*	16.12%	12.28%	8.90%
Seeks to maintain a stable net asset value (NAV) of $1.00 per share	FEDERATED HERMES INSURANCE SERIES Federated Hermes Government Money Fund II—Service Shares Federated Investment Management Company (Adviser)	0.63	%*	4.52%	1.49%	0.90%

	Investment Option and	Current		Average Annual Total Returns (as of 12/31/23)
Type/Investment Objective	Adviser/Subadviser	Expenses		1 Year	5 Year	10 Year
High current income and moderate capital appreciation	FEDERATED HERMES INSURANCE SERIES Federated Hermes Managed Volatility Fund II—Primary Shares The Fund's Investment Advisers are Federated Global Investment Management Corp. (Fed Global), Federated Investment Management Company (FIMCO) and Federated Equity Management Company of Pennsylvania (FEMCOPA)	0.97	%*	8.68%	6.15%	4.19%
Current income	FEDERATED HERMES INSURANCE SERIES Federated Hermes Quality Bond Fund II—Primary Shares Federated Investment Management Company (Adviser)	0.74	%*	6.14%	2.36%	2.25%
Long-term capital appreciation	FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS Fidelity® VIP Contrafund® Portfolio—Initial Class Fidelity Management & Research Company (FMR) (Adviser) FMR Co., Inc. and other investment advisers (Subadviser)	0.56%		33.45%	16.65%	11.61%
Capital appreciation	FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS Fidelity® VIP Growth Portfolio—Initial Class Fidelity Management & Research Company (FMR) (Adviser) FMR Co., Inc. and other investment advisers (Subadviser)	0.58%		36.24%	19.64%	14.80%

	Investment Option and	Current	Average Annual Total Returns (as of 12/31/23)
Type/Investment Objective	Adviser/Subadviser	Expenses	1 Year	5 Year	10 Year
High total return through combination of current income and capital appreciation	FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS Fidelity® VIP Growth & Income Portfolio—Initial Class Fidelity Management & Research Company (FMR) (Adviser) FMR Co., Inc. and other investment advisers (Subadviser)	0.49%	18.72%	14.79%	10.27%
High level of current income, while also considering growth of capital	FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS Fidelity® VIP High Income Portfolio—Service Class 2 Fidelity Management & Research Company (FMR) (Adviser) FMR Co., Inc. and other investment advisers (Subadviser)	1.02%	10.24%	3.60%	3.14%
Investment results that correspond to total return of common stocks publicly traded in United States, as represented by the S&P 500 Index	FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS Fidelity® VIP Index 500 Portfolio—Initial Class Fidelity Management & Research Company (FMR) (Adviser) Geode Capital Management, LLC (Geode®) and FMR Co., Inc. (Subadvisers)	0.10%	26.19%	15.56%	11.92%
Long-term growth of capital	FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS Fidelity® VIP Mid Cap Portfolio—Service Class 2 Fidelity Management & Research Company (FMR) (Adviser)	0.82%	14.80%	12.17%	7.85%

	Investment Option and	Current		Average Annual Total Returns (as of 12/31/23)
Type/Investment Objective	Adviser/Subadviser	Expenses		1 Year	5 Year	10 Year
Long-term growth of capital	FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS Fidelity® VIP Overseas Portfolio—Initial Class Fidelity Management & Research Company (FMR) (Adviser) FMR Co., Inc., FMR Investment Management (UK) Limited, and other advisers (Subadvisers)	0.73%		20.55%	9.99%	4.91%
High total return	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST Franklin Global Real Estate VIP Fund—Class 2 Franklin Templeton Institutional, LLC (Adviser)	1.25	%*	11.43%	3.88%	3.78%
Capital appreciation, with income as a secondary goal	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST Franklin Mutual Shares VIP Fund—Class 2 Franklin Mutual Advisers, LLC (Adviser)	0.93%		13.46%	7.82%	5.43%
Long-term total return	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST Franklin Small Cap Value VIP Fund—Class 2 Franklin Mutual Advisers, LLC (Adviser)	0.91	%*	12.75%	11.06%	7.04%
Long-term capital growth	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST Franklin Small-Mid Cap Growth VIP Fund—Class 2 Franklin Advisers, Inc. (Adviser)	1.08	%*	26.74%	13.51%	8.96%

	Investment Option and	Current		Average Annual Total Returns (as of 12/31/23)
Type/Investment Objective	Adviser/Subadviser	Expenses		1 Year	5 Year	10 Year
Income	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST Franklin U.S. Government Securities VIP Fund—Class 2 Franklin Advisers, Inc. (Adviser)	0.77%		4.47%	0.22%	0.73%
Long-term capital growth	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST Templeton Growth VIP Fund—Class 2 Templeton Global Advisors Limited (Adviser)	1.12	%*	21.01%	6.47%	3.24%
Capital growth	LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP American Century Capital Appreciation Fund (formerly VP Capital Appreciation Fund) Lincoln Financial Investment Corporation (Adviser) American Century Investment Management, Inc. (Adviser)	0.79	%*	20.69%	13.24%	9.36%
Long-term total return	LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP American Century Inflation Protection Fund (formerly VP Inflation Protection Bond Fund) Lincoln Financial Investment Corporation (Adviser) American Century Investment Management, Inc. (Adviser)	0.52	%*	3.60%	2.90%	2.16%
Long-term capital growth and income as a secondary goal	LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP American Century Mid Cap Value Fund (formerly VP Mid Cap Value Fund) Lincoln Financial Investment Corporation (Adviser) American Century Investment Management, Inc. (Adviser)	0.86	%*	6.13%	11.05%	8.77%

	Investment Option and	Current		Average Annual Total Returns (as of 12/31/23)
Type/Investment Objective	Adviser/Subadviser	Expenses		1 Year	5 Year	10 Year
Long-term capital growth	LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP American Century Ultra Fund (formerly VP Ultra® Fund) Lincoln Financial Investment Corporation (Adviser) American Century Investment Management, Inc. (Adviser)	0.75	%*	43.51%	19.24%	14.64%
Long-term capital growth and income as a secondary goal	LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP American Century Value Fund (formerly VP Value Fund) Lincoln Financial Investment Corporation (Adviser) American Century Investment Management, Inc. (Adviser)	0.71	%*	9.10%	11.87%	8.53%
Capital appreciation with achieving current income by investing in equity securities as a secondary goal	LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP J.P. Morgan Mid Cap Value Fund—Standard Class Lincoln Financial Investment Corporation (Adviser) J.P. Morgan Investment Management Inc. (Subadviser)	0.74%		10.91%	10.98%	8.05%
Capital growth over the long term	LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP J.P. Morgan Small Cap Core Fund—Standard Class Lincoln Financial Investment Corporation (Adviser) J.P. Morgan Investment Management Inc. (Adviser)	0.78%		13.10%	9.41%	7.10%

	Investment Option and	Current	Average Annual Total Returns (as of 12/31/23)
Type/Investment Objective	Adviser/Subadviser	Expenses	1 Year	5 Year	10 Year
Long-term growth of capital by investing primarily in common stocks of U.S. companies operating in sectors investment adviser believes will be fastest growing	T. ROWE PRICE EQUITY SERIES, INC. All-Cap Opportunities Portfolio T. Rowe Price Associates, Inc. (Adviser)	0.80%*	28.96%	18.96%	14.57%
High level of dividend income and long-term capital growth through investments in large-capitalization stocks of companies with strong track record of paying dividends or that are undervalued	T. ROWE PRICE EQUITY SERIES, INC. Equity Income Portfolio T. Rowe Price Associates, Inc. (Adviser)	0.74%	9.54%	11.20%	7.84%
Long-term capital appreciation by investing earnings in common stocks of medium sized companies with potential for above-average earnings growth	T. ROWE PRICE EQUITY SERIES, INC. Mid-Cap Growth Portfolio T. Rowe Price Associates, Inc. (Adviser)	0.84%	19.96%	11.63%	10.50%
Highest total return over time consistent with emphasis on both capital growth and income	T. ROWE PRICE EQUITY SERIES, INC. Moderate Allocation Portfolio T. Rowe Price Associates, Inc. (Adviser)	0.85%*	15.35%	7.31%	5.91%
Long-term growth of capital through investments primarily in common stocks of established non-U.S. companies	T. ROWE PRICE INTERNATIONAL SERIES, INC. International Stock Portfolio T. Rowe Price Associates, Inc. (Adviser) T. Rowe Price International Ltd and T. Rowe Price Singapore Private Ltd (Subadvisers)	0.95%	16.24%	7.71%	4.75%

* These Investment Options and their investment advisers have entered into contractual fee waivers or expense reimbursement arrangements. These temporary fee reductions are reflected in their annual expenses. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Policyowners and will continue until at least April 30, 2025.

APPENDIX B: STATE VARIATIONS

STATE	LOCATION IN PROSPECTUS	STATE VARIATION

CO	See "ADDITIONAL POLICY PROVISIONS—Suicide Exclusion"

If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the Policy Date, we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial withdrawals, and increased by any unearned loan interest. If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the effective date of any increase in Specified Amount, we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating benefits under the suicide provisions of the new policy.

MT	All Policy Provisions	All Policies issued in Montana were based on Unisex tables and rates. Any reference in this prospectus to sex distinctions should be disregarded for this state.
ND	See "ADDITIONAL POLICY PROVISIONS—Suicide Exclusion"

If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the Policy Date, we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial withdrawals, and increased by any unearned loan interest. If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the effective date of any increase in Specified Amount, we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating benefits under the suicide provisions of the new policy.

UT	See "POLICY BENEFITS—Benefits at Maturity"

The Maturity Date is Attained Age 95. If the Insured is alive and the Policy is in force on the Maturity Date, the Company will pay to the Policyowner the Policy's Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See "OTHER BENEFITS AVAILABLE UNDER THE POLICY—Loan Benefits—Repayment of Policy Debt.") We may pay benefits at maturity in a lump sum or under a payment option.

B-1

The Statement of Additional Information ("SAI") dated April 29, 2024 includes additional information about the Policy and the Variable Account, and is incorporated by reference into this Prospectus. The SAI is available without charge, upon request, by calling us toll-free at 1-800-247-4170 or writing to us at 5400 University Avenue, Des Moines, Iowa 50266.

You may also call us toll-free or write to us if you wish to receive a free personalized illustration of your Policy's death benefit, Accumulated Value and Surrender Value, to request additional information and to ask questions about your Policy. We reserve the right to assess an Illustrative Report Fee of $25 for each additional copy of personalized illustrations that a Policyowner requests in a Policy Year. We do not currently assess such a charge.

Reports and other information about the Variable Account are available on the SEC website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR contract identifier number: C000023470

(This page has been left blank intentionally.)

STATEMENT OF ADDITIONAL INFORMATION FARM BUREAU LIFE INSURANCE COMPANY

5400 University Avenue

West Des Moines, Iowa 50266

1-800-247-4170

FARM BUREAU LIFE VARIABLE ACCOUNT

NONPARTICIPATING FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This Statement of Additional Information contains additional information to the Prospectus for the nonparticipating flexible premium variable life insurance policy (the “Policy”) offered by Farm Bureau Life Insurance Company (the “Company”). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectus for the Policy and the prospectuses for the Investment Options. The Prospectus for the Policy is dated April 29, 2024, the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing us at our address or calling the toll-free number shown above.

April 29, 2024

Unit Value	6
DISTRIBUTION OF THE POLICIES	6
LEGAL MATTERS	8
EXPERTS	8
OTHER INFORMATION	8
APPENDIX A: DEATH BENEFIT OPTIONS	A-1
APPENDIX B: MAXIMUM SURRENDER CHARGES	B-1

 GENERAL INFORMATION ABOUT THE COMPANY

Farm Bureau Life Insurance Company

Farm Bureau Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on October 30, 1944. At December 31, 2023, the Iowa Farm Bureau Federation owned shares of various classes representing 72.0% of the outstanding voting power of FBL Financial Group, Inc., which owns 100% of our voting shares. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266.

Our principal business is offering life insurance policies and annuity contracts. We are admitted to do business in 18 states— Arizona, Colorado, Idaho, Iowa, Kansas, Minnesota, Montana, Nebraska, Nevada, New Mexico, North Dakota, Oklahoma, Oregon, South Dakota, Utah, Washington, Wisconsin and Wyoming.

The Iowa Farm Bureau Federation is an Iowa not-for-profit corporation located at 5400 University Avenue, West Des Moines, Iowa 50266, the members of which are county Farm Bureau organizations and their individual members. Through various divisions and subsidiaries, the Iowa Farm Bureau Federation engages in the formulation, analysis and promotion of programs designed to foster the educational, social and economic advancement of its members.

The Variable Account

We established the Variable Account as a separate account on March 3, 1987. We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

Safekeeping of the Variable Account’s Assets

The Company holds the assets of the Farm Bureau Life Variable Account (the “Variable Account”). The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by St. Paul Travelers Company Inc. in the amount of $5,000,000 covering all the officers and employees of the Company.

1

 ADDITIONAL POLICY PROVISIONS

The Policy

We issue the Policy in consideration of the statements in the application and the payment of the initial premium. The Policy, the application, and any supplemental applications and endorsements make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Policy or in defense of a claim unless the statement is contained in the application or any supplemental application.

Assignment

The Policyowner may assign the Policy as collateral security. The Company assumes no responsibility for the validity or effect of any collateral assignment of the Policy. No assignment will bind us unless in writing and until we receive notice of the assignment at the Home Office. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at our Home Office. Assigning the Policy may have federal income tax consequences.

Changing the Policyowner or Beneficiary

During the Insured’s lifetime, the Policyowner and the Beneficiary may be changed; subject to the rights of any irrevocable beneficiary. To make a change, you must send a written request to us at our Home Office. The request for the change must be in a form satisfactory to the Company and we must actually receive and record the request. The change will take effect as of the date you sign the request and will be subject to any payment made before we recorded the change. We may require return of the Policy for endorsement. Changing the Policyowner may have tax consequences.

Incontestability

The Policy is incontestable after it has been in force during the lifetime of the Insured for two years from the Policy Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating incontestability provisions under the new policy.

Misstatement of Age or Sex

If the Insured’s age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Policy to reflect the correct age and sex.

2

 Suicide Exclusion

If the Policy is in force and the Insured commits suicide, while sane or insane, within two years from the Policy Date (within one year in certain states), we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial withdrawals, and increased by any unearned loan interest. If the Policy is in force and the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount (within one year in certain states), we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating benefits under the suicide provisions of the new policy.

Continuance of Insurance

The insurance under a Policy will continue until the earlier of:

●	the end of the Grace Period if insufficient premiums are received;

●	the date the Policyowner surrenders the Policy for its entire Net Surrender Value;

●	the death of the Insured; or

●	the Maturity Date.

Any rider to a Policy will terminate on the date specified in the rider.

Annual Report

At least once each year, we will send an annual report to each Policyowner. The report will show

●	the current death benefit,

●	the Accumulated Value in each Subaccount and in the Declared Interest Option,

●	outstanding Policy Debt, and

●	premiums paid, partial withdrawals made and charges assessed since the last report.

The report will also include any other information required by state law or regulation. Further, the Company will send the Policyowner the reports required by the Investment Company Act of 1940.

Policy Loans

Interest is payable in advance at the time you make any Policy Loan (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. We will subtract interest payable at the time you make a Policy Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Policy Debt and it will bear interest at the same rate charged for Policy Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See “OTHER BENEFITS AVAILABLE UNDER THE POLICY—Loan Benefits—Allocation of Policy Loan” in the Prospectus.)

3

Because we charge interest in advance, we will add any interest that has not been earned to the death benefit payable at the Insured’s death and to the Accumulated Value upon complete surrender, and we will credit it to the Accumulated Value in the Declared Interest Option upon repayment of Policy Debt.

Voting Rights

The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of an Investment Option if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

Nonparticipation

The Policy does not participate in the Company’s profits or surplus earnings. No dividends are payable.

Ownership of Assets

The Company shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.

Written Notice

You should send any Written Notice to the Company at our Home Office. The notice should include the Policy number and the Insured’s full name. Any notice we send to a Policyowner will be sent to the address shown in the application unless you filed an appropriate address change form with the Company.

Employment-Related Benefit Plans

The United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policy described in the Prospectus and this Statement of Additional Information contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

ADMINISTRATIVE SERVICES

Beginning January 11, 2023, RR Donnelly & Sons Company began providing services related to the Policies and certain non-variable products including, but not limited to, document processing, pursuant to an administrative services agreement between the Company and RR Donnelly & Sons Company. Prior to January 11, 2023, Exela Technologies provided those same services pursuant to an administrative services agreement between the Company and Exela Technologies. BNY Mellon provides other services related to the Policies and certain non-variable products, including, but not limited to remittance processing services, lockbox processing, depositing of check receipts, and mailing of remittance materials to the Company upon request. For the years 2023, 2022, and 2021, the Company paid BNY Mellon $224,921.94, $246,220.55, and $249,871.94, respectively, for the services performed pursuant to that agreement. For the years 2023, 2022, and 2021, the Company paid Exela Technologies $2,984,859.79, $3,393,434.21, and $3,187,326.80, respectively, for the services performed pursuant to that agreement. For the year 2023, the Company paid RR Donnelly & Sons Company $1,279,957.67 for the services performed pursuant to that agreement.

4

FINANCIAL STATEMENTS

The Company’s financial statements included in this Statement of Additional Information should be considered only as bearing on the Company’s ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Account.

THE DECLARED INTEREST OPTION

General Description

Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account’s assets.

You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Accumulated Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Accumulated Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4%, independent of the actual investment performance of the General Account.

Declared Interest Option Accumulated Value

Net Premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. We guarantee that interest credited to each Policyowner’s Accumulated Value in the Declared Interest Option will not be less than an effective annual rate of 4%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. Any interest credited on the Policy’s Accumulated Value in the Declared Interest Option in excess of the guaranteed rate of 4% per year will be determined in the sole discretion of the Company and may be changed at any time by the Company, in its sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4% per year. The interest credited to the Policy’s Accumulated Value in the Declared Interest Option that equals Policy Debt may be greater than 4%, but will in no event be greater than the current effective loan interest rate minus no more than 3%. For Policies that have been in force ten years, we may allow a loan spread of 0% on the gain. The Accumulated Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.

The Company guarantees that, at any time prior to the Maturity Date, the Accumulated Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Accumulated Value transferred to the Declared Interest Option, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all Policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial withdrawals or transfers to the Variable Account.

CALCULATION OF VALUES

Accumulated Value

The Accumulated Value of the Policy is equal to the sum of the Accumulated Values in each Subaccount, plus the Accumulated Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt. We determine Accumulated Value on each Business Day, and there is no guaranteed minimum Accumulated Value.

●	Accumulated Value will reflect a number of factors, including

5

●	premiums paid,

●	partial withdrawals,

●	Policy Loans,

●	charges assessed in connection with the Policy,

●	interest earned on the Accumulated Value in the Declared Interest Option, and

●	investment performance of the Subaccounts to which the Accumulated Value is allocated.

As of the Policy Date, the Accumulated Value equals the initial Net Premium less the monthly deduction made on the Policy Date.

Unit Value

For each Subaccount, we initially set the Unit Value at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent valuation period by dividing (a) by (b) where:

(a)	is

(1)	the Net Asset Value of the Subaccount at the end of the preceding Valuation Period, PLUS

(2)	the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, MINUS

(3)	the capital losses, realized or unrealized, charged against those assets during the Valuation Period, MINUS

(4)	any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount, MINUS

(5)	a charge no greater than 0.0024548% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to a maximum effective annual rate of 0.90% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Policies.

(b)	is the number of units outstanding at the end of the preceding Valuation Period.

The Unit Value for a Valuation Period applies for each day in the period. We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. We will not value the assets in the Variable Account on the days on which the New York Stock Exchange is closed for trading.

DISTRIBUTION OF THE POLICIES

FBL Marketing Services, LLC (“FBL Marketing”), which is under common control with the Company, is responsible for distributing the Policies pursuant to a distribution agreement with us. FBL Marketing serves as principal underwriter for the Policies. FBL Marketing is located at 5400 University Avenue, West Des Moines, Iowa 50266. FBL Marketing is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “1934 Act”), as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority.

6

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policyowners or the Variable Account.

FBL Marketing sold and services the Policies through its registered representatives, who must be licensed as insurance agents and appointed by the Company. FBL Marketing also has selling agreements with other broker- dealers (“selling firms”) to sell and service the Policies and compensate those selling firms up to the amounts disclosed in the Prospectus for their services.

FBL Marketing received sales compensation with respect to the Policies in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commission Paid to FBL Marketing*	Aggregate Amount of Commission Retained by FBL Marketing After Payments to its Registered Representatives

2021	$331,805	$0
2022	$317,442	$0
2023	$301,099	$0

* Includes sales compensation paid to registered representatives of FBL Marketing.

FBL Marketing passes through commissions it receives to its registered representatives and selling firms and does not retain any commission as distributor for the Policies. However, under the distribution agreement with FBL Marketing, we may also pay the following types of expenses: supervisor and registered representative manager compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Policies. To cover costs and expenses associated with facilitating Policy sales, we pay FBL Marketing a monthly amount equal to 5% of commissions and service fees paid to managers and registered representatives.

The following Investment Options have adopted Distribution Plans in connection with their 12b-1 shares and pay FBL Marketing for its costs in distributing those shares: BNY Mellon Sustainable U.S. Equity Portfolio, Inc.— Service Share Class; Fidelity Variable Insurance Products Funds: VIP High Income Portfolio—Service Class 2 and VIP Mid Cap Portfolio—Service Class 2; and Franklin Templeton Variable Insurance Products Trust: Franklin Global Real Estate VIP Fund—Class 2, Franklin Small Cap Value VIP Fund—Class 2, Franklin Small-Mid Cap Growth VIP Fund—Class 2, Franklin U.S. Government Securities VIP Fund—Class 2, Franklin Mutual Shares VIP Fund—Class 2 and Templeton Growth VIP Fund—Class 2. Each Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees out of fund assets to those who sell and distribute fund shares. The 12b-1 fees are in consideration of distribution services and expenses incurred in the performance of FBL Marketing’s obligations under an agreement with these Investment Options. Under each Distribution Plan, 0.25% is paid to FBL Marketing for its distribution-related services and expenses under the agreement. Each Investment Option’s investment adviser may, from time to time use its management fee revenue, as well as its past profits or its other resources as may be permitted by regulatory rules, to make payments for distribution services to FBL Marketing, which may in turn pay part or all of such compensation to a broker- dealer of record with whom it has entered into a selling agreement.

We have discontinued new sales of the Policies to the public.

7

LEGAL MATTERS

Eversheds Sutherland (US) LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the nonparticipating flexible premium variable life insurance policy described in the Prospectus and this Statement of Additional Information. All matters of Iowa law pertaining to the Policy, including the validity of the Policy and the Company’s right to issue the Policy under Iowa Insurance Law, have been passed upon by Clint May, Vice President Assistant General Counsel.

EXPERTS

Actuarial matters included in this Prospectus have been examined by Zach Sundheim, Life Product Support Director, as stated in the opinion filed as an exhibit to the registration statement.

The Variable Account’s statements of assets and liabilities as of December 31, 2023 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, appearing herein, have been audited by Ernst & Young LLP, an independent registered public accounting firm, 801 Grand Avenue, Suite 3100, Des Moines, Iowa 50309, as set forth in their respective report thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

The audited combined balance sheets - statutory basis of the Company and its subsidiary at December 31, 2023 and 2022 and the related combined statutory basis statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2023 and the financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, an independent auditor, 801 Grand Avenue, Suite 3100, Des Moines, Iowa 50309, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contract discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

8

APPENDIX A

Death Benefit Options

Appendix A shows examples illustrating the two death benefit options. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the following table.

Increasing Death Benefit Option Example. For purposes of this example, assume that the Insured’s Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under the Increasing Death Benefits Option, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Accumulated Value. Thus, for example, a Policy with an Accumulated Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); an Accumulated Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Accumulated Value. As a result, if the Accumulated Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Accumulated Value. Each additional dollar of Accumulated Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and an Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); an Accumulated Value of $60,000 will provide a death benefit of $150,000 ($60,000 x 2.50).

Similarly, any time Accumulated Value exceeds $33,333, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Accumulated Value multiplied by the specified amount factor is less than the Specified Amount plus the Accumulated Value, then the death benefit will be the current Specified Amount plus Accumulated Value of the Policy.

The specified amount factor becomes lower as the Insured’s Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be 1.85. The amount of the death benefit would be the sum of the Accumulated Value plus $50,000 unless the Accumulated Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Accumulated Value would change the death benefit by $1.85 (rather than $2.50).

Level Death Benefit Option Example. For purposes of this example, assume that the Insured’s Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under the Level Death Benefit Option, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Accumulated Value, any time the Accumulated Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Accumulated Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and an Accumulated Value of $30,000 will provide death proceeds of $75,000 ($30,000 x 2.50); an Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); an Accumulated Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

Similarly, so long as Accumulated Value exceeds $20,000, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Accumulated Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.

The specified amount factor becomes lower as the Insured’s Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Accumulated Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Accumulated Value would change the life insurance proceeds by $1.85 (rather than $2.50).

A-1

Attained Age	Specified Amount Factor
40 or younger	2.50
41	2.43
42	2.36
43	2.29
44	2.22
45	2.15
46	2.09
47	2.03
48	1.97
49	1.91
50	1.85
51	1.78
52	1.71
53	1.64
54	1.57
55	1.50
56	1.46
57	1.42
58	1.38
59	1.34
60	1.30
61	1.28
62	1.26
63	1.24
64	1.22
65	1.20
66	1.19
67	1.18
68	1.17
69	1.16
70	1.15
71	1.13
72	1.11
73	1.09
74	1.07
75 to 90	1.05
91	1.04
92	1.03
93	1.02
94 to 114	1.01
115	1.00

A-2

APPENDIX B

Maximum Surrender Charges

The chart below reflects the maximum surrender charge per $1,000 of Specified Amount for selected issue ages as Policy Years increase.

Male, Non-Tobacco

	Policy Year
Issue Age	1	2	3	4	5	6	7+
	3.30	2.75	2.20	1.65	1.10	0.55	0.00
	4.48	3.73	2.98	2.24	1.49	0.65	0.00
	6.29	5.24	4.19	3.14	1.97	0.80	0.00
	9.65	8.04	6.43	4.74	2.64	1.08	0.00
	15.44	12.87	10.30	6.86	3.81	1.55	0.00
	33.71	24.44	16.79	10.64	5.87	2.36	0.00
	34.49	24.52	16.50	10.23	5.51	2.16	0.00
	34.49	23.18	14.70	8.56	4.32	1.58	0.00

Male, Tobacco

	Policy Year
Issue Age	1		2		3		4	5		6		7+
		N/A		N/A		N/A	N/A		N/A		N/A		N/A
		7.20		6.00		4.80	3.27		1.82		0.74		0.00
		10.49		8.74		6.54	4.19		2.33		0.95		0.00
		16.64		13.17		9.12	5.83		3.24		1.32		0.00
		26.80		19.59		13.50	8.59		4.75		1.92		0.00
		34.49		24.80		16.90	10.62		5.80		2.31		0.00
		34.49		24.14		15.99	9.75		5.17		1.99		0.00
		34.49		22.65		14.05	8.00		3.96		1.42		0.00

Female, Non-Tobacco

	Policy Year
Issue Age	1		2		3		4	5		6		7+
		3.18		2.65		2.12	1.59		1.06		0.52		0.00
		3.40		2.83		2.26	1.70		1.13		0.57		0.00
		4.82		4.02		3.22	2.41		1.61		0.74		0.00
		7.19		5.99		4.79	3.59		2.37		0.96		0.00
		10.78		8.98		7.18	5.39		3.29		1.33		0.00
		26.16		20.13		13.89	8.84		4.90		1.98		0.00
		34.49		24.81		16.90	10.61		5.80		2.31		0.00
		34.49		23.76		15.45	9.23		4.78		1.80		0.00

B-1

Female, Tobacco

	Policy Year
Issue Age	1		2		3		4	5		6		7+
		N/A		N/A		N/A	N/A		N/A		N/A		N/A
		4.66		3.88		3.10	2.33		1.55		0.65		0.00
		6.84		5.70		4.56	3.42		1.99		0.81		0.00
		10.40		8.67		6.94	4.77		2.66		1.08		0.00
		15.49		12.91		10.33	6.66		3.70		1.50		0.00
		31.03		22.52		15.49	9.83		5.43		2.19		0.00
		34.49		24.68		16.72	10.45		5.67		2.24		0.00
		34.49		23.55		15.19	9.00		4.62		1.72		0.00

Unisex, Non-Tobacco

	Policy Year
Issue Age	1		2		3		4	5		6		7+
		3.30		2.75		2.20	1.65		1.10		0.54		0.00
		4.26		3.55		2.84	2.13		1.42		0.64		0.00
		5.99		4.99		3.99	2.99		1.94		0.79		0.00
		9.14		7.62		6.10	4.57		2.59		1.05		0.00
		14.50		12.08		9.66	6.66		3.70		1.50		0.00
		32.38		23.49		16.15	10.25		5.66		2.28		0.00
		34.49		24.59		16.59	10.32		5.58		2.20		0.00
		34.49		23.34		14.90	8.75		4.45		1.64		0.00

Unisex, Tobacco
	Policy Year
Issue Age	1		2		3		4	5		6		7+
		N/A		N/A		N/A	N/A		N/A		N/A		N/A
		6.68		5.57		4.46	3.18		1.78		0.72		0.00
		9.76		8.13		6.34	4.06		2.26		0.92		0.00
		15.36		12.66		8.77	5.60		3.12		1.27		0.00
		24.41		18.59		12.82	8.16		4.52		1.83		0.00
		34.49		24.85		16.97	10.69		5.86		2.34		0.00
		34.49		24.28		16.18	9.94		5.30		2.06		0.00
		34.49		22.98		14.46	8.36		4.20		1.53		0.00

B-2

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners of Farm Bureau Life Variable Account

Farm Bureau Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Farm Bureau Life Variable Account (the Separate Account), as of December 31, 2023, and the related statements of operations for the year then ended, and the statements of changes in net assets for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2023, the results of its operations for the year then ended and changes in its net assets for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 1993.

Des Moines, Iowa

April 24, 2024

1

Appendix:

Subaccounts comprising Farm Bureau Life Variable Account

Subaccounts

Product A, B & C

American Century VP Capital Appreciation Fund

American Century VP Inflation Protection Bond Fund

American Century VP Mid Cap Value Fund

American Century VP Ultra® Fund

American Century VP Value Fund

BNY Mellon Sustainable U.S. Equity Portfolio – Service Shares

BNY Mellon VIF Appreciation Portfolio - Initial Shares

BNY Mellon VIF Growth & Income Portfolio - Initial Shares

BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares

Calvert VP NASDAQ-100 Index Portfolio

Calvert VP Russell 2000® Small Cap Index Portfolio

Calvert VP S&P MidCap 400 Index Portfolio

Federated Hermes Government Money Fund II - Service Shares

Federated Hermes Managed Volatility Fund II - Primary Shares

Federated Hermes Quality Bond Fund II - Primary Shares

Fidelity® VIP Contrafund® Portfolio - Initial Class

Fidelity® VIP Growth & Income Portfolio - Initial Class

Fidelity® VIP Growth Portfolio - Initial Class

Fidelity® VIP High Income Portfolio - Service Class 2

Fidelity® VIP Index 500 Portfolio - Initial Class

Fidelity® VIP Mid Cap Portfolio - Service Class 2

Fidelity® VIP Overseas Portfolio - Initial Class

Franklin Global Real Estate VIP Fund - Class 2

Franklin Mutual Shares VIP Fund - Class 2

Franklin Small Cap Value VIP Fund - Class 2

Franklin Small-Mid Cap Growth VIP Fund - Class 2

Franklin U.S. Government Securities VIP Fund - Class 2

Templeton Growth VIP Fund - Class 2

LVIP JPMorgan Mid Cap Value Fund - Standard

LVIP JPMorgan Small Cap Core Fund - Standard

T. Rowe Price All-Cap Opportunities Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Moderate Allocation Portfolio

T. Rowe Price International Stock Portfolio

Product D

Calvert VP EAFE International Index Portfolio - Class F

Calvert VP NASDAQ-100 Index Portfolio

Calvert VP Russell 2000® Small Cap Index Portfolio - Class F

Calvert VP S&P MidCap 400 Index Portfolio - Class F

Columbia VP Overseas Core Fund - Class 1

Columbia VP Select Mid Cap Value Fund - Class 1

Columbia VP Small Cap Value Fund - Class 2

Columbia VP Small Company Growth Fund - Class 2

DWS Global Small Cap VIP - Class A

DWS International Growth VIP - Class A

Federated Hermes Government Money Fund II - Service Shares

Federated Hermes Managed Volatility Fund II - Primary Shares

Federated Hermes Quality Bond Fund II - Primary Shares

Fidelity® VIP Contrafund® Portfolio - Service Class 2

Fidelity® VIP Growth Portfolio - Service Class 2

Fidelity® VIP High Income Portfolio - Service Class 2

Fidelity® VIP Index 500 Portfolio - Service Class 2

Fidelity® VIP Mid Cap Portfolio - Service Class 2

Fidelity® VIP Real Estate Portfolio - Service Class 2

Franklin Mutual Shares VIP Fund - Class 2

Franklin Small Cap Value VIP Fund - Class 2

Franklin U.S. Government Securities VIP Fund - Class 2

Templeton Global Bond VIP Fund - Class 2

LVIP JPMorgan Small Cap Core Fund - Service

T. Rowe Price All-Cap Opportunities Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Moderate Allocation Portfolio

T. Rowe Price International Stock Portfolio

2

Farm Bureau Life Variable Account
Statements of Assets and Liabilities
December 31, 2023

		Net assets		Investments in mutual funds
Subaccount	Investments in shares of mutual funds, at fair value	Accumulation units	Total net assets	Cost	Shares owned	Accumulation units outstanding
Product A, B & C
American Century VP Capital Appreciation Fund	$1,919,359	$1,919,359	$1,919,359	$1,893,518	134,976.05	40,140.80
American Century VP Inflation Protection Bond Fund	130,043	130,043	130,043	142,242	13,849.11	8,597.76
American Century VP Mid Cap Value Fund	336,361	336,361	336,361	348,506	17,302.50	8,403.62
American Century VP Ultra® Fund	2,476,362	2,476,362	2,476,362	1,843,495	96,544.33	37,262.00
American Century VP Value Fund	2,389,667	2,389,667	2,389,667	2,087,041	196,035.02	75,327.86
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	444,987	444,987	444,987	374,719	10,097.28	11,519.99
BNY Mellon VIF Appreciation Portfolio - Initial Shares	4,149,220	4,149,220	4,149,220	4,369,464	118,481.45	84,105.24
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	1,399,721	1,399,721	1,399,721	1,291,390	43,308.20	27,858.69
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	1,503,460	1,503,460	1,503,460	1,590,323	35,856.43	49,607.91
Calvert VP NASDAQ-100 Index Portfolio	6,009,243	6,009,243	6,009,243	2,803,080	41,972.78	47,180.97
Calvert VP Russell 2000® Small Cap Index Portfolio	3,185,739	3,185,739	3,185,739	3,043,624	39,941.56	68,838.50
Calvert VP S&P MidCap 400 Index Portfolio	4,393,418	4,393,418	4,393,418	3,749,954	36,734.26	70,200.18
Federated Hermes Government Money Fund II - Service Shares	1,748,585	1,748,585	1,748,585	1,748,585	1,748,585.16	178,758.84
Federated Hermes Managed Volatility Fund II - Primary Shares	77,787,884	77,787,884	77,787,884	89,980,499	8,623,933.91	4,172,873.15
Federated Hermes Quality Bond Fund II - Primary Shares	16,180,637	16,180,637	16,180,637	17,548,142	1,595,723.60	1,324,659.39
Fidelity® VIP Contrafund® Portfolio - Initial Class	33,888,127	33,888,127	33,888,127	24,820,732	696,856.41	532,370.98
Fidelity® VIP Growth & Income Portfolio - Initial Class	9,251,223	9,251,223	9,251,223	6,572,898	342,131.03	235,995.18
Fidelity® VIP Growth Portfolio - Initial Class	38,295,213	38,295,213	38,295,213	28,570,459	411,334.19	721,439.10
Fidelity® VIP High Income Portfolio - Service Class 2	3,803,525	3,803,525	3,803,525	4,330,082	868,384.70	128,772.91
Fidelity® VIP Index 500 Portfolio - Initial Class	25,319,770	25,319,770	25,319,770	10,541,762	54,829.62	580,027.50
Fidelity® VIP Mid Cap Portfolio - Service Class 2	7,772,895	7,772,895	7,772,895	7,446,528	224,067.31	117,905.31
Fidelity® VIP Overseas Portfolio - Initial Class	4,469,591	4,469,591	4,469,591	3,278,282	173,105.76	182,061.55
Franklin Global Real Estate VIP Fund - Class 2	2,171,031	2,171,031	2,171,031	2,452,408	172,990.55	96,182.24
Franklin Mutual Shares VIP Fund - Class 2	3,673,344	3,673,344	3,673,344	4,017,472	239,618.01	117,098.08
Franklin Small Cap Value VIP Fund - Class 2	3,176,236	3,176,236	3,176,236	3,387,923	239,354.60	50,192.43
Franklin Small-Mid Cap Growth VIP Fund - Class 2	3,227,262	3,227,262	3,227,262	3,644,408	242,286.92	70,530.27
Franklin U.S. Government Securities VIP Fund - Class 2	3,993,585	3,993,585	3,993,585	4,583,377	385,481.14	281,153.37
Templeton Growth VIP Fund - Class 2	1,397,883	1,397,883	1,397,883	1,409,258	116,587.38	55,195.50
LVIP JPMorgan Mid Cap Value Fund - Standard	5,620,361	5,620,361	5,620,361	5,702,326	552,478.24	84,514.93
LVIP JPMorgan Small Cap Core Fund - Standard	1,786,412	1,786,412	1,786,412	1,854,508	90,000.10	37,847.02
T. Rowe Price All-Cap Opportunities Portfolio	12,198,967	12,198,967	12,198,967	11,039,192	354,621.12	196,287.28
T. Rowe Price Equity Income Portfolio	7,444,723	7,444,723	7,444,723	7,207,374	268,181.66	184,550.68
T. Rowe Price Mid-Cap Growth Portfolio	16,454,376	16,454,376	16,454,376	15,764,851	565,248.23	187,811.68
T. Rowe Price Moderate Allocation Portfolio	9,189,145	9,189,145	9,189,145	9,295,320	458,998.27	255,630.02
T. Rowe Price International Stock Portfolio	6,075,939	6,075,939	6,075,939	6,050,705	404,792.71	294,435.87

See accompanying notes, including note 6 which includes per unit information.

3

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)
December 31, 2023

		Net assets		Investments in mutual funds
Subaccount	Investments in shares of mutual funds, at fair value	Accumulation units	Total net assets	Cost	Shares owned	Accumulation units outstanding
Product D
Calvert VP EAFE International Index Portfolio - Class F	$33,777	$33,777	$33,777	$30,441	357.05	2,041.77
Calvert VP NASDAQ-100 Index Portfolio	329,076	329,076	329,076	174,023	2,298.50	3,268.03
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	101,585	101,585	101,585	99,013	1,288.17	3,234.70
Calvert VP S&P MidCap 400 Index Portfolio - Class F	1,047,565	1,047,565	1,047,565	964,650	8,778.72	25,718.95
Columbia VP Overseas Core Fund - Class 1	9,184	9,184	9,184	8,495	687.95	494.50
Columbia VP Select Mid Cap Value Fund - Class 1	94,745	94,745	94,745	57,169	2,571.80	2,622.38
Columbia VP Small Cap Value Fund - Class 2	621,094	621,094	621,094	606,868	48,485.08	16,964.54
Columbia VP Small Company Growth Fund - Class 2	7,641	7,641	7,641	12,553	744.04	185.44
DWS Global Small Cap VIP - Class A	16,419	16,419	16,419	16,307	1,571.15	702.51
DWS International Growth VIP - Class A	28,186	28,186	28,186	26,029	1,865.37	1,480.39
Federated Hermes Government Money Fund II - Service Shares	60,748	60,748	60,748	60,748	60,747.72	5,553.32
Federated Hermes Managed Volatility Fund II - Primary Shares	273,168	273,168	273,168	296,677	30,284.72	13,109.04
Federated Hermes Quality Bond Fund II - Primary Shares	1,046,439	1,046,439	1,046,439	1,113,353	103,199.14	76,622.15
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,765,034	1,765,034	1,765,034	1,422,175	37,690.24	36,801.80
Fidelity® VIP Growth Portfolio - Service Class 2	1,197,683	1,197,683	1,197,683	1,045,402	13,319.43	19,713.37
Fidelity® VIP High Income Portfolio - Service Class 2	547,453	547,453	547,453	619,154	124,989.35	26,167.56
Fidelity® VIP Index 500 Portfolio - Service Class 2	230,079	230,079	230,079	147,145	505.36	4,739.60
Fidelity® VIP Mid Cap Portfolio - Service Class 2	765,186	765,186	765,186	731,236	22,057.82	21,920.03
Fidelity® VIP Real Estate Portfolio - Service Class 2	510,139	510,139	510,139	530,424	30,221.52	20,589.16
Franklin Mutual Shares VIP Fund - Class 2	1,503,973	1,503,973	1,503,973	1,613,105	98,106.49	59,776.78
Franklin Small Cap Value VIP Fund - Class 2	126,190	126,190	126,190	139,246	9,509.38	3,552.84
Franklin U.S. Government Securities VIP Fund - Class 2	981,925	981,925	981,925	1,104,375	94,780.41	75,129.64
Templeton Global Bond VIP Fund - Class 2	491,874	491,874	491,874	558,893	38,307.91	32,428.36
LVIP JPMorgan Small Cap Core Fund - Service	85,614	85,614	85,614	88,557	4,366.27	2,377.44
T. Rowe Price All-Cap Opportunities Portfolio	208,579	208,579	208,579	198,659	6,063.35	2,837.45
T. Rowe Price Equity Income Portfolio	652,359	652,359	652,359	640,518	23,499.96	18,806.15
T. Rowe Price Moderate Allocation Portfolio	54,106	54,106	54,106	55,483	2,702.58	1,971.52
T. Rowe Price International Stock Portfolio	1,527,584	1,527,584	1,527,584	1,527,005	101,771.09	77,595.19

See accompanying notes, including note 6 which includes per unit information.

4

Farm Bureau Life Variable Account
Statements of Operations

Year Ended December 31, 2023

	Income	Expenses		Realized gain (loss) on investments
Subaccount	Dividends	Mortality and expense risk	Net investment income (loss)	Realized gain (loss) on sale of fund shares	Realized gain distributions	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations
Product A, B & C
American Century VP Capital Appreciation Fund	$-	$(15,617)	$(15,617)	$(25,193)	$2,516	$(22,677)	$351,942	$313,648
American Century VP Inflation Protection Bond Fund	4,611	(1,147)	3,464	(1,100)	-	(1,100)	1,074	3,438
American Century VP Mid Cap Value Fund	7,509	(2,913)	4,596	(4,848)	36,245	31,397	(19,368)	16,625
American Century VP Ultra® Fund	-	(19,498)	(19,498)	39,994	151,848	191,842	579,460	751,804
American Century VP Value Fund	54,591	(20,414)	34,177	36,478	176,916	213,394	(67,942)	179,629
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	2,191	(3,658)	(1,467)	2,662	49,047	51,709	32,844	83,086
BNY Mellon VIF Appreciation Portfolio - Initial Shares	28,166	(35,270)	(7,104)	(91,715)	340,906	249,191	474,358	716,445
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	8,490	(11,517)	(3,027)	(807)	138,131	137,324	157,989	292,286
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	4,780	(13,017)	(8,237)	35,217	32,219	67,436	58,920	118,119
Calvert VP NASDAQ-100 Index Portfolio	17,263	(46,185)	(28,922)	292,762	-	292,762	1,869,753	2,133,593
Calvert VP Russell 2000® Small Cap Index Portfolio	25,556	(25,656)	(100)	21,909	1,628	23,537	407,664	431,101
Calvert VP S&P MidCap 400 Index Portfolio	50,430	(36,536)	13,894	100,319	170,163	270,482	299,349	583,725
Federated Hermes Government Money Fund II - Service Shares	77,289	(15,619)	61,670	-	-	-	-	61,670
Federated Hermes Managed Volatility Fund II - Primary Shares	1,425,819	(675,550)	750,269	(2,186,677)	-	(2,186,677)	7,084,478	5,648,070
Federated Hermes Quality Bond Fund II - Primary Shares	426,066	(143,497)	282,569	(196,939)	-	(196,939)	727,226	812,856
Fidelity® VIP Contrafund® Portfolio - Initial Class	150,688	(272,653)	(121,965)	1,030,500	1,086,398	2,116,898	6,487,055	8,481,988
Fidelity® VIP Growth & Income Portfolio - Initial Class	145,259	(78,622)	66,637	480,607	328,046	808,653	558,117	1,433,407
Fidelity® VIP Growth Portfolio - Initial Class	44,415	(305,201)	(260,786)	1,430,804	1,598,276	3,029,080	7,454,766	10,223,060
Fidelity® VIP High Income Portfolio - Service Class 2	209,461	(32,041)	177,420	(73,346)	-	(73,346)	216,859	320,933
Fidelity® VIP Index 500 Portfolio - Initial Class	341,504	(207,199)	134,305	1,112,600	212,625	1,325,225	3,730,689	5,190,219
Fidelity® VIP Mid Cap Portfolio - Service Class 2	28,332	(64,612)	(36,280)	(23,664)	210,959	187,295	797,200	948,215
Fidelity® VIP Overseas Portfolio - Initial Class	43,946	(37,178)	6,768	116,050	11,115	127,165	602,132	736,065
Franklin Global Real Estate VIP Fund - Class 2	57,864	(18,076)	39,788	2,082	-	2,082	163,197	205,067
Franklin Mutual Shares VIP Fund - Class 2	66,096	(30,818)	35,278	(109,131)	304,219	195,088	179,627	409,993
Franklin Small Cap Value VIP Fund - Class 2	15,753	(26,859)	(11,106)	(116,689)	170,779	54,090	296,212	339,196
Franklin Small-Mid Cap Growth VIP Fund - Class 2	-	(25,840)	(25,840)	(111,483)	-	(111,483)	804,688	667,365
Franklin U.S. Government Securities VIP Fund - Class 2	106,687	(35,105)	71,582	(70,110)	-	(70,110)	134,405	135,877
Templeton Growth VIP Fund - Class 2	42,595	(11,448)	31,147	(5,723)	-	(5,723)	207,820	233,244
LVIP JPMorgan Mid Cap Value Fund - Standard	166,063	(46,678)	119,385	5,540	448,398	453,938	(62,000)	511,323
LVIP JPMorgan Small Cap Core Fund - Standard	22,861	(14,930)	7,931	(15,781)	14,654	(1,127)	187,102	193,906
T. Rowe Price All-Cap Opportunities Portfolio	27,975	(99,267)	(71,292)	144,595	803,840	948,435	1,844,565	2,721,708

See accompanying notes.

5

Farm Bureau Life Variable Account
Statements of Operations (continued)
Year Ended December 31, 2023

	Income	Expenses		Realized gain (loss) on investments
Subaccount	Dividends	Mortality and expense risk	Net investment income (loss)	Realized gain (loss) on sale of fund shares	Realized gain distributions	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations
T. Rowe Price Equity Income Portfolio	$147,633	$(62,728)	$84,905	$102,240	$303,555	$405,795	$98,091	$588,791
T. Rowe Price Mid-Cap Growth Portfolio	-	(137,787)	(137,787)	235,655	985,505	1,221,160	1,592,711	2,676,084
T. Rowe Price Moderate Allocation Portfolio	201,518	(77,816)	123,702	67,607	24,938	92,545	956,955	1,173,202
T. Rowe Price International Stock Portfolio	57,855	(52,604)	5,251	49,988	-	49,988	781,731	836,970
Product D
Calvert VP EAFE International Index Portfolio - Class F	$939	$-	$939	$230	$-	$230	$3,729	$4,898
Calvert VP NASDAQ-100 Index Portfolio	939	-	939	6,724	-	6,724	109,206	116,869
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	823	-	823	(252)	52	(200)	13,575	14,198
Calvert VP S&P MidCap 400 Index Portfolio - Class F	11,896	-	11,896	860	40,140	41,000	90,963	143,859
Columbia VP Overseas Core Fund - Class 1	206	-	206	(538)	-	(538)	1,703	1,371
Columbia VP Select Mid Cap Value Fund - Class 1	-	-	-	2,032	-	2,032	6,700	8,732
Columbia VP Small Cap Value Fund - Class 2	2,338	-	2,338	(18,336)	39,830	21,494	87,513	111,345
Columbia VP Small Company Growth Fund - Class 2	-	-	-	(390)	-	(390)	2,044	1,654
DWS Global Small Cap VIP - Class A	121	-	121	(283)	80	(203)	3,223	3,141
DWS International Growth VIP - Class A	210	-	210	1,172	-	1,172	2,577	3,959
Federated Hermes Government Money Fund II - Service Shares	2,771	-	2,771	-	-	-	-	2,771
Federated Hermes Managed Volatility Fund II - Primary Shares	4,733	-	4,733	(2,326)	-	(2,326)	19,226	21,633
Federated Hermes Quality Bond Fund II - Primary Shares	26,061	-	26,061	(10,129)	-	(10,129)	44,704	60,636
Fidelity® VIP Contrafund® Portfolio - Service Class 2	4,174	-	4,174	37,133	58,003	95,136	341,547	440,857
Fidelity® VIP Growth Portfolio - Service Class 2	38	-	38	14,134	51,316	65,450	252,483	317,971
Fidelity® VIP High Income Portfolio - Service Class 2	30,061	-	30,061	(3,914)	-	(3,914)	24,467	50,614
Fidelity® VIP Index 500 Portfolio - Service Class 2	2,672	-	2,672	14,263	2,033	16,296	31,074	50,042
Fidelity® VIP Mid Cap Portfolio - Service Class 2	2,779	-	2,779	6,507	20,618	27,125	68,425	98,329
Fidelity® VIP Real Estate Portfolio - Service Class 2	10,690	-	10,690	(4,743)	17,342	12,599	25,296	48,585
Franklin Mutual Shares VIP Fund - Class 2	26,245	-	26,245	(21,440)	120,796	99,356	53,237	178,838
Franklin Small Cap Value VIP Fund - Class 2	618	-	618	(2,994)	6,697	3,703	9,880	14,201
Franklin U.S. Government Securities VIP Fund - Class 2	25,636	-	25,636	(14,705)	-	(14,705)	30,815	41,746
Templeton Global Bond VIP Fund - Class 2	-	-	-	(9,560)	-	(9,560)	23,540	13,980
LVIP JPMorgan Small Cap Core Fund - Service	785	-	785	(454)	684	230	8,574	9,589
T. Rowe Price All-Cap Opportunities Portfolio	478	-	478	2,603	13,747	16,350	30,475	47,303
T. Rowe Price Equity Income Portfolio	12,629	-	12,629	(1,296)	26,500	25,204	18,628	56,461

See accompanying notes.

6

Farm Bureau Life Variable Account
Statements of Operations (continued)
Year Ended December 31, 2023

	Income	Expenses		Realized gain (loss) on investments
Subaccount	Dividends	Mortality and expense risk	Net investment income (loss)	Realized gain (loss) on sale of fund shares	Realized gain distributions	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations
T. Rowe Price Moderate Allocation Portfolio	$1,232	$-	$1,232	$93	$147	$240	$5,968	$7,440
T. Rowe Price International Stock Portfolio	14,513	-	14,513	(6,230)	-	(6,230)	216,037	224,320

See accompanying notes.

7

Farm Bureau Life Variable Account
Statements of Changes in Net Assets
For the Year Ended December 31, 2023

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2022	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2023
Product A, B & C
American Century VP Capital Appreciation Fund	$1,624,782	$(15,617)	$(22,677)	$351,942	$313,648	$95,057	$(25,241)	$(25,320)	$(73,718)	$10,151	$(19,071)	$294,577	$1,919,359
American Century VP Inflation Protection Bond Fund	129,674	3,464	(1,100)	1,074	3,438	14,358	(1,847)	-	(10,123)	(5,457)	(3,069)	369	130,043
American Century VP Mid Cap Value Fund	341,606	4,596	31,397	(19,368)	16,625	22,661	(6,089)	(27,303)	(22,211)	11,072	(21,870)	(5,245)	336,361
American Century VP Ultra® Fund	1,812,092	(19,498)	191,842	579,460	751,804	63,289	(27,858)	(2,763)	(79,025)	(41,177)	(87,534)	664,270	2,476,362
American Century VP Value Fund	2,259,980	34,177	213,394	(67,942)	179,629	152,648	(101,736)	(22,237)	(118,137)	39,520	(49,942)	129,687	2,389,667
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	377,874	(1,467)	51,709	32,844	83,086	19,123	(12,611)	(4,526)	(17,824)	(135)	(15,973)	67,113	444,987
BNY Mellon VIF Appreciation Portfolio - Initial Shares	3,735,746	(7,104)	249,191	474,358	716,445	217,701	(149,556)	(29,208)	(196,846)	(145,062)	(302,971)	413,474	4,149,220
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	1,188,415	(3,027)	137,324	157,989	292,286	44,732	(36,915)	(25,131)	(42,776)	(20,890)	(80,980)	211,306	1,399,721
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	1,453,487	(8,237)	67,436	58,920	118,119	68,060	(50,537)	(21,730)	(61,984)	(1,955)	(68,146)	49,973	1,503,460
Calvert VP NASDAQ-100 Index Portfolio	4,135,278	(28,922)	292,762	1,869,753	2,133,593	134,526	(137,018)	(35,081)	(174,792)	(47,263)	(259,628)	1,873,965	6,009,243
Calvert VP Russell 2000® Small Cap Index Portfolio	2,786,721	(100)	23,537	407,664	431,101	163,563	(56,846)	(19,685)	(131,472)	12,357	(32,083)	399,018	3,185,739
Calvert VP S&P MidCap 400 Index Portfolio	3,971,451	13,894	270,482	299,349	583,725	183,080	(97,755)	(12,024)	(191,696)	(43,363)	(161,758)	421,967	4,393,418

See accompanying notes.

8

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2023

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2022	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2023
Federated Hermes Government Money Fund II - Service Shares	$1,741,235	$61,670	$-	$-	$61,670	$186,165	$(104,680)	$(7,405)	$(136,498)	$8,098	$(54,320)	$7,350	$1,748,585
Federated Hermes Managed Volatility Fund II - Primary Shares	76,696,159	750,269	(2,186,677)	7,084,478	5,648,070	5,643,715	(2,484,162)	(248,740)	(6,477,518)	(989,640)	(4,556,345)	1,091,725	77,787,884
Federated Hermes Quality Bond Fund II - Primary Shares	16,168,146	282,569	(196,939)	727,226	812,856	1,277,848	(604,176)	(40,486)	(1,205,927)	(227,624)	(800,365)	12,491	16,180,637
Fidelity® VIP Contrafund® Portfolio - Initial Class	26,844,226	(121,965)	2,116,898	6,487,055	8,481,988	1,264,053	(852,356)	(276,694)	(1,423,463)	(149,627)	(1,438,087)	7,043,901	33,888,127
Fidelity® VIP Growth & Income Portfolio - Initial Class	8,367,978	66,637	808,653	558,117	1,433,407	350,667	(246,931)	(116,208)	(379,583)	(158,107)	(550,162)	883,245	9,251,223
Fidelity® VIP Growth Portfolio - Initial Class	30,045,902	(260,786)	3,029,080	7,454,766	10,223,060	945,916	(845,597)	(318,817)	(1,322,656)	(432,595)	(1,973,749)	8,249,311	38,295,213
Fidelity® VIP High Income Portfolio - Service Class 2	3,437,552	177,420	(73,346)	216,859	320,933	263,537	(119,096)	(22,777)	(197,317)	120,693	45,040	365,973	3,803,525
Fidelity® VIP Index 500 Portfolio - Initial Class	21,264,819	134,305	1,325,225	3,730,689	5,190,219	805,718	(602,915)	(152,502)	(949,491)	(236,078)	(1,135,268)	4,054,951	25,319,770
Fidelity® VIP Mid Cap Portfolio - Service Class 2	7,022,138	(36,280)	187,295	797,200	948,215	372,135	(180,766)	(80,249)	(354,926)	46,348	(197,458)	750,757	7,772,895
Fidelity® VIP Overseas Portfolio - Initial Class	3,808,342	6,768	127,165	602,132	736,065	273,396	(110,194)	(7,580)	(195,888)	(34,550)	(74,816)	661,249	4,469,591
Franklin Global Real Estate VIP Fund - Class 2	2,006,559	39,788	2,082	163,197	205,067	190,203	(78,176)	(9,255)	(125,907)	(17,460)	(40,595)	164,472	2,171,031
Franklin Mutual Shares VIP Fund - Class 2	3,300,044	35,278	195,088	179,627	409,993	234,440	(106,866)	(26,337)	(196,569)	58,639	(36,693)	373,300	3,673,344
Franklin Small Cap Value VIP Fund - Class 2	2,968,038	(11,106)	54,090	296,212	339,196	173,084	(103,530)	(46,842)	(163,505)	9,795	(130,998)	208,198	3,176,236

See accompanying notes.

9

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2023

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2022	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2023
Franklin Small-Mid Cap Growth VIP Fund - Class 2	$2,660,801	$(25,840)	$(111,483)	$804,688	$667,365	$161,984	$(98,600)	$(35,684)	$(136,854)	$8,250	$(100,904)	$566,461	$3,227,262
Franklin U.S. Government Securities VIP Fund - Class 2	3,899,150	71,582	(70,110)	134,405	135,877	319,054	(162,183)	(19,819)	(236,578)	58,084	(41,442)	94,435	3,993,585
Templeton Growth VIP Fund - Class 2	1,176,126	31,147	(5,723)	207,820	233,244	93,599	(44,243)	(4,396)	(58,244)	1,797	(11,487)	221,757	1,397,883
LVIP JPMorgan Mid Cap Value Fund - Standard	5,134,401	119,385	453,938	(62,000)	511,323	283,169	(171,667)	(43,197)	(247,340)	153,672	(25,363)	485,960	5,620,361
LVIP JPMorgan Small Cap Core Fund - Standard	1,637,327	7,931	(1,127)	187,102	193,906	98,993	(47,432)	(6,236)	(81,707)	(8,439)	(44,821)	149,085	1,786,412
T. Rowe Price All-Cap Opportunities Portfolio	10,042,346	(71,292)	948,435	1,844,565	2,721,708	284,289	(303,392)	(35,979)	(397,415)	(112,590)	(565,087)	2,156,621	12,198,967
T. Rowe Price Equity Income Portfolio	7,027,860	84,905	405,795	98,091	588,791	362,390	(144,516)	(22,013)	(378,809)	11,020	(171,928)	416,863	7,444,723
T. Rowe Price Mid-Cap Growth Portfolio	14,620,222	(137,787)	1,221,160	1,592,711	2,676,084	543,461	(409,219)	(124,409)	(653,935)	(197,828)	(841,930)	1,834,154	16,454,376
T. Rowe Price Moderate Allocation Portfolio	8,381,825	123,702	92,545	956,955	1,173,202	490,515	(375,099)	(35,867)	(450,707)	5,276	(365,882)	807,320	9,189,145
T. Rowe Price International Stock Portfolio	5,670,073	5,251	49,988	781,731	836,970	396,489	(201,000)	(70,181)	(315,473)	(240,939)	(431,104)	405,866	6,075,939
Product D
Calvert VP EAFE International Index Portfolio - Class F	$27,268	$939	$230	$3,729	$4,898	$2,918	$-	$-	$(1,307)	$-	$1,611	$6,509	$33,777
Calvert VP NASDAQ-100 Index Portfolio	215,911	939	6,724	109,206	116,869	7,755	-	-	(11,364)	(95)	(3,704)	113,165	329,076
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	86,506	823	(200)	13,575	14,198	4,769	-	(567)	(3,307)	(14)	881	15,079	101,585

See accompanying notes.

10

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2023

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2022	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2023
Calvert VP S&P MidCap 400 Index Portfolio - Class F	$904,563	$11,896	$41,000	$90,963	$143,859	$85,076	$(46,397)	$(3,974)	$(43,596)	$8,034	$(857)	$143,002	$1,047,565
Columbia VP Overseas Core Fund - Class 1	10,084	206	(538)	1,703	1,371	986	(2,591)	-	(666)	-	(2,271)	(900)	9,184
Columbia VP Select Mid Cap Value Fund - Class 1	85,417	-	2,032	6,700	8,732	5,672	-	-	(5,053)	(23)	596	9,328	94,745
Columbia VP Small Cap Value Fund - Class 2	497,032	2,338	21,494	87,513	111,345	48,947	(27,655)	(1,978)	(24,974)	18,377	12,717	124,062	621,094
Columbia VP Small Company Growth Fund - Class 2	6,492	-	(390)	2,044	1,654	-	-	-	(505)	-	(505)	1,149	7,641
DWS Global Small Cap VIP - Class A	12,384	121	(203)	3,223	3,141	2,077	-	-	(1,183)	-	894	4,035	16,419
DWS International Growth VIP - Class A	25,635	210	1,172	2,577	3,959	3,544	(2,631)	-	(2,321)	-	(1,408)	2,551	28,186
Federated Hermes Government Money Fund II - Service Shares	60,686	2,771	-	-	2,771	7,234	69	-	(4,556)	(5,456)	(2,709)	62	60,748
Federated Hermes Managed Volatility Fund II - Primary Shares	244,220	4,733	(2,326)	19,226	21,633	29,851	108	-	(13,563)	(9,081)	7,315	28,948	273,168
Federated Hermes Quality Bond Fund II - Primary Shares	998,514	26,061	(10,129)	44,704	60,636	104,274	(57,990)	(3,517)	(50,378)	(5,100)	(12,711)	47,925	1,046,439
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,353,361	4,174	95,136	341,547	440,857	130,137	(64,409)	(4,535)	(70,463)	(19,914)	(29,184)	411,673	1,765,034
Fidelity® VIP Growth Portfolio - Service Class 2	905,685	38	65,450	252,483	317,971	91,512	(49,226)	(3,643)	(49,583)	(15,033)	(25,973)	291,998	1,197,683
Fidelity® VIP High Income Portfolio - Service Class 2	489,382	30,061	(3,914)	24,467	50,614	50,474	(25,850)	(1,806)	(24,425)	9,064	7,457	58,071	547,453

See accompanying notes.

11

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2023

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2022	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2023
Fidelity® VIP Index 500 Portfolio - Service Class 2	$198,635	$2,672	$16,296	$31,074	$50,042	$8,179	$194	$(649)	$(10,623)	$(15,699)	$(18,598)	$31,444	$230,079
Fidelity® VIP Mid Cap Portfolio - Service Class 2	661,920	2,779	27,125	68,425	98,329	58,942	(23,605)	(1,565)	(31,471)	2,636	4,937	103,266	765,186
Fidelity® VIP Real Estate Portfolio - Service Class 2	408,960	10,690	12,599	25,296	48,585	42,076	(19,278)	(1,400)	(20,992)	52,188	52,594	101,179	510,139
Franklin Mutual Shares VIP Fund - Class 2	1,307,651	26,245	99,356	53,237	178,838	129,808	(72,923)	(5,370)	(64,980)	30,949	17,484	196,322	1,503,973
Franklin Small Cap Value VIP Fund - Class 2	112,040	618	3,703	9,880	14,201	8,427	(4,652)	-	(3,826)	-	(51)	14,150	126,190
Franklin U.S. Government Securities VIP Fund - Class 2	933,706	25,636	(14,705)	30,815	41,746	97,782	(51,815)	(3,483)	(47,007)	10,996	6,473	48,219	981,925
Templeton Global Bond VIP Fund - Class 2	470,935	-	(9,560)	23,540	13,980	50,504	(22,725)	(1,621)	(24,016)	4,817	6,959	20,939	491,874
LVIP JPMorgan Small Cap Core Fund - Service	75,351	785	230	8,574	9,589	5,346	-	-	(4,672)	-	674	10,263	85,614
T. Rowe Price All-Cap Opportunities Portfolio	165,070	478	16,350	30,475	47,303	5,153	-	-	(8,942)	(5)	(3,794)	43,509	208,579
T. Rowe Price Equity Income Portfolio	574,968	12,629	25,204	18,628	56,461	45,798	(6,496)	(850)	(24,190)	6,668	20,930	77,391	652,359
T. Rowe Price Moderate Allocation Portfolio	48,603	1,232	240	5,968	7,440	6,779	70	-	(3,165)	(5,621)	(1,937)	5,503	54,106
T. Rowe Price International Stock Portfolio	1,422,488	14,513	(6,230)	216,037	224,320	136,623	(75,511)	(5,032)	(66,103)	(109,201)	(119,224)	105,096	1,527,584

See accompanying notes.

12

Farm Bureau Life Variable Account
Statements of Changes in Net Assets
For the Year Ended December 31, 2022

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2021	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2022
Product A, B & C
American Century VP Capital Appreciation Fund	$2,357,619	$(15,669)	$231,119	$(888,992)	$(673,542)	$95,494	$(82,027)	$(5,366)	$(68,465)	$1,069	$(59,295)	$(732,837)	$1,624,782
American Century VP Inflation Protection Bond Fund	142,924	6,040	275	(26,791)	(20,476)	15,052	(5,745)	-	(9,942)	7,861	7,226	(13,250)	129,674
American Century VP Mid Cap Value Fund	358,099	4,699	47,809	(60,264)	(7,756)	22,362	(20,365)	(2,856)	(20,210)	12,332	(8,737)	(16,493)	341,606
American Century VP Ultra® Fund	2,963,847	(19,467)	335,662	(1,264,797)	(948,602)	67,065	(186,726)	(563)	(76,401)	(6,528)	(203,153)	(1,151,755)	1,812,092
American Century VP Value Fund	2,573,158	27,446	337,339	(377,094)	(12,309)	163,616	(112,696)	(16,387)	(117,105)	(218,297)	(300,869)	(313,178)	2,259,980
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	549,571	(2,609)	42,124	(168,131)	(128,616)	20,365	(1,728)	(1,271)	(18,429)	(42,018)	(43,081)	(171,697)	377,874
BNY Mellon VIF Appreciation Portfolio - Initial Shares	4,933,679	(9,124)	1,132,447	(2,042,856)	(919,533)	233,103	(201,296)	(20,569)	(194,449)	(95,189)	(278,400)	(1,197,933)	3,735,746
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	1,477,974	(1,270)	281,472	(505,395)	(225,193)	46,968	(58,777)	(4,768)	(41,226)	(6,563)	(64,366)	(289,559)	1,188,415
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	1,861,657	(14,077)	370,646	(672,684)	(316,115)	73,908	(114,661)	(5,731)	(63,612)	18,041	(92,055)	(408,170)	1,453,487
Calvert VP NASDAQ-100 Index Portfolio	6,360,933	(34,759)	419,311	(2,473,064)	(2,088,512)	143,562	(105,446)	(21,722)	(161,920)	8,383	(137,143)	(2,225,655)	4,135,278
Calvert VP Russell 2000® Small Cap Index Portfolio	3,639,045	(2,259)	358,923	(1,119,975)	(763,311)	166,317	(93,466)	(17,572)	(133,171)	(11,121)	(89,013)	(852,324)	2,786,721
Calvert VP S&P MidCap 400 Index Portfolio	4,883,832	1,693	621,470	(1,294,997)	(671,834)	200,452	(127,909)	(26,733)	(190,986)	(95,371)	(240,547)	(912,381)	3,971,451

See accompanying notes.

13

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2022

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2021	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2022
Federated Hermes Government Money Fund II - Service Shares	$1,800,169	$4,335	$-	$-	$4,335	$200,033	$(100,290)	$(10,890)	$(143,870)	$(8,252)	$(63,269)	$(58,934)	$1,741,235
Federated Hermes Managed Volatility Fund II - Primary Shares	95,024,132	814,388	17,803,568	(32,263,264)	(13,645,308)	5,766,160	(2,618,941)	(211,419)	(6,557,610)	(1,060,855)	(4,682,665)	(18,327,973)	76,696,159
Federated Hermes Quality Bond Fund II - Primary Shares	18,743,840	287,232	116,951	(2,282,296)	(1,878,113)	1,328,305	(626,036)	(61,292)	(1,219,035)	(119,523)	(697,581)	(2,575,694)	16,168,146
Fidelity® VIP Contrafund® Portfolio - Initial Class	38,376,478	(116,726)	2,557,522	(12,669,940)	(10,229,144)	1,261,351	(766,102)	(135,631)	(1,359,448)	(303,278)	(1,303,108)	(11,532,252)	26,844,226
Fidelity® VIP Growth & Income Portfolio - Initial Class	9,192,787	65,288	410,352	(1,003,347)	(527,707)	354,674	(265,581)	(26,263)	(367,876)	7,944	(297,102)	(824,809)	8,367,978
Fidelity® VIP Growth Portfolio - Initial Class	42,241,622	(93,825)	3,722,863	(14,059,673)	(10,430,635)	964,805	(882,111)	(118,019)	(1,304,324)	(425,436)	(1,765,085)	(12,195,720)	30,045,902
Fidelity® VIP High Income Portfolio - Service Class 2	4,131,468	152,633	(82,347)	(580,432)	(510,146)	282,416	(209,676)	(29,296)	(196,730)	(30,484)	(183,770)	(693,916)	3,437,552
Fidelity® VIP Index 500 Portfolio - Initial Class	27,514,652	130,346	1,073,683	(6,356,621)	(5,152,592)	827,529	(511,710)	(120,256)	(924,668)	(368,136)	(1,097,241)	(6,249,833)	21,264,819
Fidelity® VIP Mid Cap Portfolio - Service Class 2	8,537,509	(45,586)	498,155	(1,791,394)	(1,338,825)	387,327	(198,998)	(31,074)	(344,104)	10,303	(176,546)	(1,515,371)	7,022,138
Fidelity® VIP Overseas Portfolio - Initial Class	5,258,903	6,978	95,770	(1,419,527)	(1,316,779)	243,424	(116,794)	(20,223)	(184,909)	(55,280)	(133,782)	(1,450,561)	3,808,342
Franklin Global Real Estate VIP Fund - Class 2	2,783,649	34,323	180,008	(949,938)	(735,607)	191,159	(89,504)	(3,370)	(129,045)	(10,723)	(41,483)	(777,090)	2,006,559
Franklin Mutual Shares VIP Fund - Class 2	3,804,565	31,921	331,129	(674,326)	(311,276)	244,494	(155,227)	(16,078)	(185,772)	(80,662)	(193,245)	(504,521)	3,300,044
Franklin Small Cap Value VIP Fund - Class 2	3,398,797	2,829	493,556	(865,540)	(369,155)	179,359	(83,691)	(17,015)	(158,329)	18,072	(61,604)	(430,759)	2,968,038

See accompanying notes.

14

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2022

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2021	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2022
Franklin Small-Mid Cap Growth VIP Fund - Class 2	$4,039,637	$(26,554)	$680,291	$(2,035,091)	$(1,381,354)	$168,038	$(105,283)	$(18,566)	$(133,622)	$91,951	$2,518	$(1,378,836)	$2,660,801
Franklin U.S. Government Securities VIP Fund - Class 2	4,588,497	62,742	(88,833)	(453,316)	(479,407)	347,964	(248,340)	(41,812)	(243,011)	(24,741)	(209,940)	(689,347)	3,899,150
Templeton Growth VIP Fund - Class 2	1,324,455	(8,745)	701	(153,929)	(161,973)	101,212	(19,634)	(6,834)	(52,859)	(8,241)	13,644	(148,329)	1,176,126
LVIP JPMorgan Mid Cap Value Fund - Standard	6,029,572	2,741	936,061	(1,469,409)	(530,607)	305,392	(186,855)	(21,683)	(248,508)	(212,910)	(364,564)	(895,171)	5,134,401
LVIP JPMorgan Small Cap Core Fund - Standard	2,193,720	(7,861)	400,244	(818,661)	(426,278)	98,070	(66,824)	(15,866)	(79,394)	(66,101)	(130,115)	(556,393)	1,637,327
T. Rowe Price All-Cap Opportunities Portfolio	13,493,213	(98,288)	783,087	(3,642,967)	(2,958,168)	291,441	(205,386)	(48,042)	(386,620)	(144,092)	(492,699)	(3,450,867)	10,042,346
T. Rowe Price Equity Income Portfolio	7,573,975	70,320	494,337	(879,990)	(315,333)	360,367	(149,080)	(24,069)	(372,258)	(45,742)	(230,782)	(546,115)	7,027,860
T. Rowe Price Mid-Cap Growth Portfolio	20,056,174	(140,616)	739,379	(5,212,088)	(4,613,325)	524,222	(447,169)	(55,597)	(650,826)	(193,257)	(822,627)	(5,435,952)	14,620,222
T. Rowe Price Moderate Allocation Portfolio	10,698,143	59,914	333,867	(2,412,357)	(2,018,576)	502,375	(702,200)	(41,654)	(445,703)	389,440	(297,742)	(2,316,318)	8,381,825
T. Rowe Price International Stock Portfolio	6,510,382	(5,678)	176,508	(1,252,128)	(1,081,298)	421,774	(261,357)	(24,876)	(297,968)	403,416	240,989	(840,309)	5,670,073
Product D
Calvert VP EAFE International Index Portfolio - Class F	$34,541	$961	$1,001	$(6,400)	$(4,438)	$2,836	$-	$-	$(1,136)	$(4,535)	$(2,835)	$(7,273)	$27,268
Calvert VP NASDAQ-100 Index Portfolio	327,198	464	22,253	(128,815)	(106,098)	12,956	-	-	(10,286)	(7,859)	(5,189)	(111,287)	215,911
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	115,536	865	10,281	(34,974)	(23,828)	8,504	(11,304)	-	(3,294)	892	(5,202)	(29,030)	86,506

See accompanying notes.

15

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2022

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2021	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2022
Calvert VP S&P MidCap 400 Index Portfolio - Class F	$1,038,521	$8,836	$104,518	$(253,491)	$(140,137)	$91,297	$(48,803)	$(2,544)	$(43,308)	$9,537	$6,179	$(133,958)	$904,563
Columbia VP Overseas Core Fund - Class 1	9,881	71	599	(2,045)	(1,375)	1,068	-	-	(633)	1,143	1,578	203	10,084
Columbia VP Select Mid Cap Value Fund - Class 1	101,657	-	5,768	(15,361)	(9,593)	5,817	-	-	(5,199)	(7,265)	(6,647)	(16,240)	85,417
Columbia VP Small Cap Value Fund - Class 2	542,006	2,437	184,840	(235,591)	(48,314)	49,967	(21,573)	(1,675)	(24,049)	670	3,340	(44,974)	497,032
Columbia VP Small Company Growth Fund - Class 2	11,327	-	2,875	(6,859)	(3,984)	-	-	-	(741)	(110)	(851)	(4,835)	6,492
DWS Global Small Cap VIP - Class A	15,436	70	2,097	(5,905)	(3,738)	1,954	-	-	(1,040)	(228)	686	(3,052)	12,384
DWS International Growth VIP - Class A	40,122	273	2,725	(13,025)	(10,027)	3,334	-	-	(2,268)	(5,526)	(4,460)	(14,487)	25,635
Federated Hermes Government Money Fund II - Service Shares	65,985	696	-	-	696	7,611	(343)	-	(4,354)	(8,909)	(5,995)	(5,299)	60,686
Federated Hermes Managed Volatility Fund II - Primary Shares	284,030	4,825	53,932	(98,110)	(39,353)	34,055	(21,821)	-	(12,974)	283	(457)	(39,810)	244,220
Federated Hermes Quality Bond Fund II - Primary Shares	1,084,619	25,885	11,403	(138,389)	(101,101)	107,059	(29,791)	(2,281)	(52,461)	(7,530)	14,996	(86,105)	998,514
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,927,711	3,959	109,598	(616,988)	(503,431)	133,841	(107,446)	(3,042)	(69,251)	(25,021)	(70,919)	(574,350)	1,353,361
Fidelity® VIP Growth Portfolio - Service Class 2	1,220,777	3,467	86,300	(388,477)	(298,710)	93,818	(44,472)	(3,080)	(48,342)	(14,306)	(16,382)	(315,092)	905,685
Fidelity® VIP High Income Portfolio - Service Class 2	561,337	26,278	(7,967)	(83,516)	(65,205)	51,751	(102,846)	(1,343)	(25,047)	70,735	(6,750)	(71,955)	489,382

See accompanying notes.

16

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2022

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2021	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2022
Fidelity® VIP Index 500 Portfolio - Service Class 2	$267,976	$2,621	$16,670	$(68,279)	$(48,988)	$15,449	$(14,163)	$-	$(10,646)	$(10,993)	$(20,353)	$(69,341)	$198,635
Fidelity® VIP Mid Cap Portfolio - Service Class 2	785,797	1,860	52,226	(169,734)	(115,648)	60,923	(23,440)	(1,616)	(30,963)	(13,133)	(8,229)	(123,877)	661,920
Fidelity® VIP Real Estate Portfolio - Service Class 2	614,164	5,257	16,538	(183,489)	(161,694)	47,419	(29,030)	(1,160)	(22,470)	(38,269)	(43,510)	(205,204)	408,960
Franklin Mutual Shares VIP Fund - Class 2	1,448,291	24,533	137,458	(267,611)	(105,620)	133,044	(45,056)	(3,435)	(65,008)	(54,565)	(35,020)	(140,640)	1,307,651
Franklin Small Cap Value VIP Fund - Class 2	125,377	1,098	19,100	(32,452)	(12,254)	6,680	-	-	(3,827)	(3,936)	(1,083)	(13,337)	112,040
Franklin U.S. Government Securities VIP Fund - Class 2	1,027,273	22,576	(9,546)	(113,459)	(100,429)	101,773	(52,701)	(2,285)	(49,699)	9,774	6,862	(93,567)	933,706
Templeton Global Bond VIP Fund - Class 2	496,887	-	(13,109)	(11,370)	(24,479)	50,265	(15,395)	(779)	(24,799)	(10,765)	(1,473)	(25,952)	470,935
LVIP JPMorgan Small Cap Core Fund - Service	99,745	73	15,793	(35,154)	(19,288)	5,569	-	-	(4,734)	(5,941)	(5,106)	(24,394)	75,351
T. Rowe Price All-Cap Opportunities Portfolio	219,717	-	13,945	(60,934)	(46,989)	10,112	-	-	(8,341)	(9,429)	(7,658)	(54,647)	165,070
T. Rowe Price Equity Income Portfolio	641,331	11,153	32,344	(64,275)	(20,778)	46,825	(30,824)	(1,295)	(24,377)	(35,914)	(45,585)	(66,363)	574,968
T. Rowe Price Moderate Allocation Portfolio	57,110	793	950	(12,359)	(10,616)	5,178	-	-	(3,079)	10	2,109	(8,507)	48,603
T. Rowe Price International Stock Portfolio	1,492,982	11,478	21,120	(269,342)	(236,744)	140,100	(94,065)	(4,545)	(65,009)	189,769	166,250	(70,494)	1,422,488

See accompanying notes.

17

Farm Bureau Life Variable Account

Notes to Financial Statements

December 31, 2023

1. Organization and Significant Accounting Policies

Organization

Farm Bureau Life Variable Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farm Bureau Life Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce, of the State of Iowa. The Account is a funding vehicle for nonparticipating flexible premium variable life insurance policies (Product A), flexible premium last survivor variable life insurance policies (Product B), flexible premium variable life insurance policies (Product C) and variable universal life insurance policies (Product D) issued by the Company. The Company discontinued underwriting new sales of all variable life insurance products but continues to receive premiums from sales that occurred prior to this change.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the life insurance policies is not available to satisfy liabilities arising out of any other business the Company may conduct.

At the direction of eligible policy owners, the Account invests in the following fifty investment subaccounts which, in turn, own open-end mutual fund shares of registered investment companies (the Funds). Eligible policy owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates with a guaranteed minimum. Assets and liabilities associated with funds allocated to the DIO are excluded from the Account as these are included in the Company’s general account.

Subaccount / Fund	Product
American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation Fund	A, B & C
American Century VP Inflation Protection Bond Fund	A, B & C
American Century VP Mid Cap Value Fund	A, B & C
American Century VP Ultra® Fund	A, B & C
American Century VP Value Fund	A, B & C
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
BNY Mellon Sustainable U.S. Equity Portfolio – Service Shares	A, B & C
BNY Mellon Variable Investment Fund
BNY Mellon VIF Appreciation Portfolio - Initial Shares	A, B & C
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	A, B & C
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	A, B & C
Calvert Variable Products, Inc.
Calvert VP EAFE International Index Portfolio - Class F	D
Calvert VP NASDAQ-100 Index Portfolio	A, B, C & D
Calvert VP Russell 2000® Small Cap Index Portfolio	A, B & C
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	D
Calvert VP S&P MidCap 400 Index Portfolio	A, B & C
Calvert VP S&P MidCap 400 Index Portfolio - Class F	D

18

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

Subaccount / Fund	Product
Columbia Variable Products, Inc.
Columbia VP Overseas Core Fund - Class 1	D
Columbia VP Select Mid Cap Value Fund - Class 1	D
Columbia VP Small Cap Value Fund - Class 2	D
Columbia VP Small Company Growth Fund - Class 2	D
Deutsche DWS Variable Series I
DWS Global Small Cap VIP - Class A	D
Deutsche DWS Variable Series II
DWS International Growth VIP - Class A	D
Federated Hermes Insurance Series
Federated Hermes Government Money Fund II - Service Shares	A, B, C & D
Federated Hermes Managed Volatility Fund II - Primary Shares	A, B, C & D
Federated Hermes Quality Bond Fund II - Primary Shares	A, B, C & D
Fidelity® Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Initial Class	A, B & C
Fidelity® VIP Contrafund® Portfolio - Service Class 2	D
Fidelity® VIP Growth & Income Portfolio - Initial Class	A, B & C
Fidelity® VIP Growth Portfolio - Initial Class	A, B & C
Fidelity® VIP Growth Portfolio - Service Class 2	D
Fidelity® VIP High Income Portfolio - Service Class 2	A, B, C & D
Fidelity® VIP Index 500 Portfolio - Initial Class	A, B & C
Fidelity® VIP Index 500 Portfolio - Service Class 2	D
Fidelity® VIP Mid Cap Portfolio - Service Class 2	A, B, C & D
Fidelity® VIP Overseas Portfolio - Initial Class	A, B & C
Fidelity® VIP Real Estate Portfolio - Service Class 2	D
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	A, B & C
Franklin Mutual Shares VIP Fund - Class 2	A, B, C & D
Franklin Small Cap Value VIP Fund - Class 2	A, B, C & D
Franklin Small-Mid Cap Growth VIP Fund - Class 2	A, B & C
Franklin U.S. Government Securities VIP Fund - Class 2	A, B, C & D
Templeton Global Bond VIP Fund - Class 2	D
Templeton Growth VIP Fund - Class 2	A, B & C
Lincoln Variable Insurance Products Trust (1)
LVIP JPMorgan Mid Cap Value Fund – Standard (1)	A, B & C
LVIP JPMorgan Small Cap Core Fund – Standard (1)	A, B & C
LVIP JPMorgan Small Cap Core Fund – Service (1)	D
T. Rowe Price Equity Series, Inc.
T. Rowe Price All-Cap Opportunities Portfolio	A, B, C & D
T. Rowe Price Equity Income Portfolio	A, B, C & D
T. Rowe Price Mid-Cap Growth Portfolio	A, B & C
T. Rowe Price Moderate Allocation Portfolio	A, B, C & D
T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio	A, B, C & D

19

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

(1)	On April 28, 2023, J.P. Morgan Insurance Trust funds were reorganized into newly formed funds of Lincoln Variable Insurance Products Trust. On that date, assets of each fund were transferred as noted below. In addition, subaccounts that had invested in the J.P. Morgan Insurance Trust funds transferred their investment into the respective newly formed fund as noted below.

Newly formed fund/portfolio	Former fund/portfolio
LVIP JPMorgan Mid Cap Value Fund – Standard	J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1
LVIP JPMorgan Small Cap Core Fund – Standard	J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1
LVIP JPMorgan Small Cap Core Fund – Service	J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2

Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

The inputs used in determining the fair value of the Account’s investments are summarized in three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Account’s own assumptions in determining the fair value of the investments)

At December 31, 2023, all valuation inputs used to determine the fair value of mutual fund shares owned by the Account were classified as Level 1. There were no transfers into or out of Level 3 during the year.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2. Expense Charges and Related Party Transactions

Paid to the Company

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts (differences in expense charges for the various products are identified).

Mortality and Expense Risk Charges: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 0.90% of the average daily net asset value of Products A, B and C, included in the Statements of Operations. Product D assesses a monthly risk charge at a rate of 0.03% based on the accumulated value of the policy included in Transfers of cost of insurance and other charges on the Statements of Changes in Net Assets. These charges are

20

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

assessed in return for the Company’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

Premium Expense Charge: Product A premiums are reduced by a 7% charge. Product B premiums are reduced by a 7% charge up to the minimum initial premium and 2% of each premium in excess of the minimum initial premium. Product C premiums are reduced by a 5% sales charge and a 2% charge for premium taxes. Product D is not assessed a premium expense charge.

Cost of Insurance and Policy Charges: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. A policy expense charge of $7, $10, $3, and $15 for Products A, B, C, and D respectively, is deducted monthly for the administration of policies and the Account. Product B applies an additional monthly charge of $0.03 per $1,000 of the Specified Amount (amount of insurance selected) for the administration of policies and the Account. Product D applies an additional monthly charge of $0.15 per $1,000 of the Specified Amount following an increase in the Specified Amount for the first ten policy years. During the first twelve policy months immediately following an increase in Specified Amount on Products A and B, a monthly charge of $0.07 and $0.10, respectively, for every $1,000 increase in the Specified Amount is deducted. Product C charges a rate per $1,000 (determined by the Specified Amount and age of the insured) on a monthly basis immediately following an increase in Specified Amount, for the first twelve months immediately following an increase in Specified Amount. These charges are for costs associated with underwriting and start-up expenses associated with the policy and the Account. The aggregate cost of insurance and policy charges can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account’s prospectus.

Other Charges: A transfer charge ($25 on Products B and C and $10 on Products A and D) may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year. A partial withdrawal fee equal to the lesser of $25 or 2% of the accumulated amount withdrawn is deducted on Product A, B and D policies. Surrender charges imposed on Product C are equal to the lesser of $25 or 2% of the amount surrendered. Surrender charges in the first 6, 10 and 10 policy years following an increase in Specified Amount to the extent of the increase for Products A, B and D, respectively, are imposed on amounts surrendered based on variables as described in the Account’s prospectus. Surrender charges are imposed in the event of a partial or full policy surrender or lapse.

3. Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

21

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the year ended December 31, 2023:

Subaccount	Cost of Purchases	Proceeds from Sales
Product A, B & C:
American Century Variable Portfolios, Inc.:
American Century VP Capital Appreciation Fund	$64,193	$96,365
American Century VP Inflation Protection Bond Fund	14,727	14,332
American Century VP Mid Cap Value Fund	76,042	57,071
American Century VP Ultra® Fund	181,238	136,422
American Century VP Value Fund	338,532	177,381

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.:
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	62,396	30,789

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation Portfolio - Initial Shares	461,627	430,796
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	168,717	114,593
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	63,076	107,240

Calvert Variable Products, Inc.:
Calvert VP NASDAQ-100 Index Portfolio	106,901	395,451
Calvert VP Russell 2000® Small Cap Index Portfolio	119,625	150,180
Calvert VP S&P MidCap 400 Index Portfolio	273,824	251,525

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	158,519	151,169
Federated Hermes Managed Volatility Fund II - Primary Shares	1,964,584	5,770,660
Federated Hermes Quality Bond Fund II - Primary Shares	711,848	1,229,644

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	1,526,903	2,000,557
Fidelity® VIP Growth & Income Portfolio - Initial Class	565,462	720,941
Fidelity® VIP Growth Portfolio - Initial Class	1,727,636	2,363,895
Fidelity® VIP High Income Portfolio - Service Class 2	440,163	217,703
Fidelity® VIP Index 500 Portfolio - Initial Class	717,867	1,506,205
Fidelity® VIP Mid Cap Portfolio - Service Class 2	401,636	424,415
Fidelity® VIP Overseas Portfolio - Initial Class	168,545	225,478

22

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	$140,004	$140,811
Franklin Mutual Shares VIP Fund - Class 2	538,717	235,913
Franklin Small Cap Value VIP Fund - Class 2	270,193	241,518
Franklin Small-Mid Cap Growth VIP Fund - Class 2	80,020	206,764
Franklin U.S. Government Securities VIP Fund - Class 2	301,927	271,787
Templeton Growth VIP Fund - Class 2	91,833	72,173

Lincoln Variable Insurance Products Trust:
LVIP JPMorgan Mid Cap Value Fund - Standard	862,505	320,085
LVIP JPMorgan Small Cap Core Fund - Standard	81,964	104,200

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	878,327	710,866
T. Rowe Price Equity Income Portfolio	605,220	388,688
T. Rowe Price Mid-Cap Growth Portfolio	1,140,309	1,134,521
T. Rowe Price Moderate Allocation Portfolio	385,438	602,680

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	206,858	632,711

Product D:
Calvert Variable Products, Inc.:
Calvert VP EAFE International Index Portfolio - Class F	$3,857	$1,307
Calvert VP NASDAQ-100 Index Portfolio	8,411	11,176
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	7,590	5,834
Calvert VP S&P MidCap 400 Index Portfolio - Class F	116,533	65,354

Columbia Variable Products, Inc.:
Columbia VP Overseas Core Fund - Class 1	1,060	3,125
Columbia VP Select Mid Cap Value Fund - Class 1	4,892	4,296
Columbia VP Small Cap Value Fund - Class 2	90,658	35,773
Columbia VP Small Company Growth Fund - Class 2	-	505

Deutsche DWS Variable Series I:
DWS Global Small Cap VIP - Class A	2,029	934

Deutsche DWS Variable Series II:
DWS International Growth VIP - Class A	3,491	4,689

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	8,591	8,529
Federated Hermes Managed Volatility Fund II - Primary Shares	33,081	21,033
Federated Hermes Quality Bond Fund II - Primary Shares	96,327	82,977

23

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

Subaccount	Cost of Purchases	Proceeds from Sales

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Service Class 2	$143,170	$110,177
Fidelity® VIP Growth Portfolio - Service Class 2	106,464	81,083
Fidelity® VIP High Income Portfolio - Service Class 2	72,181	34,663
Fidelity® VIP Index 500 Portfolio - Service Class 2	12,834	26,727
Fidelity® VIP Mid Cap Portfolio - Service Class 2	65,278	36,944
Fidelity® VIP Real Estate Portfolio - Service Class 2	109,145	28,519

Franklin Templeton Variable Insurance Products Trust:
Franklin Mutual Shares VIP Fund - Class 2	261,986	97,461
Franklin Small Cap Value VIP Fund - Class 2	14,787	7,523
Franklin U.S. Government Securities VIP Fund - Class 2	103,372	71,263
Templeton Global Bond VIP Fund - Class 2	39,446	32,487

Lincoln Variable Insurance Products Trust:
LVIP JPMorgan Small Cap Core Fund - Service	5,939	3,796

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	19,943	9,512
T. Rowe Price Equity Income Portfolio	80,114	20,055
T. Rowe Price Moderate Allocation Portfolio	7,288	7,846

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	100,342	205,053

24

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the periods ended December 31, 2023 and 2022:

	Period Ended December 31,
	2023			2022
			Net Increase			Net Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

Product A, B & C:
American Century Variable Portfolios, Inc.:
American Century VP Capital Appreciation Fund	1,521	2,026	(505)	1,248	2,624	(1,376)
American Century VP Inflation Protection Bond Fund	704	909	(205)	1,380	955	425
American Century VP Mid Cap Value Fund	860	1,434	(574)	619	857	(238)
American Century VP Ultra® Fund	623	2,144	(1,521)	616	4,347	(3,731)
American Century VP Value Fund	3,832	5,534	(1,702)	3,168	13,533	(10,365)

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.:
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	355	810	(455)	382	1,687	(1,305)

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation Portfolio - Initial Shares	2,279	8,962	(6,683)	2,150	8,728	(6,578)
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	574	2,413	(1,839)	524	2,008	(1,484)
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	1,053	3,389	(2,336)	1,116	4,152	(3,036)

Calvert Variable Products, Inc.:
Calvert VP NASDAQ-100 Index Portfolio	948	3,452	(2,504)	929	2,262	(1,333)
Calvert VP Russell 2000® Small Cap Index Portfolio	2,407	3,156	(749)	1,843	3,839	(1,996)
Calvert VP S&P MidCap 400 Index Portfolio	1,106	3,938	(2,832)	1,372	5,481	(4,109)

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	9,094	14,734	(5,640)	12,672	19,404	(6,732)
Federated Hermes Managed Volatility Fund II - Primary Shares	36,540	295,404	(258,864)	33,382	295,002	(261,620)
Federated Hermes Quality Bond Fund II - Primary Shares	27,038	94,745	(67,707)	23,227	82,270	(59,043)

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	6,025	31,435	(25,410)	5,326	29,894	(24,568)
Fidelity® VIP Growth & Income Portfolio - Initial Class	3,074	18,248	(15,174)	3,389	12,154	(8,765)
Fidelity® VIP Growth Portfolio - Initial Class	2,788	45,637	(42,849)	4,250	44,458	(40,208)
Fidelity® VIP High Income Portfolio - Service Class 2	8,658	7,042	1,616	4,217	10,842	(6,625)
Fidelity® VIP Index 500 Portfolio - Initial Class	4,974	34,215	(29,241)	4,524	34,273	(29,749)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	2,949	6,241	(3,292)	2,378	5,361	(2,983)
Fidelity® VIP Overseas Portfolio - Initial Class	5,583	8,796	(3,213)	4,195	10,401	(6,206)

25

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	Period Ended December 31,
	2023			2022
			Net Increase			Net Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	4,274	6,269	(1,995)	4,247	5,877	(1,630)
Franklin Mutual Shares VIP Fund - Class 2	6,243	7,445	(1,202)	3,674	10,501	(6,827)
Franklin Small Cap Value VIP Fund - Class 2	1,580	3,798	(2,218)	1,454	2,539	(1,085)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	2,183	4,696	(2,513)	5,002	4,836	166
Franklin U.S. Government Securities VIP Fund - Class 2	14,915	17,976	(3,061)	9,142	24,084	(14,942)
Templeton Growth VIP Fund - Class 2	2,298	2,798	(500)	2,893	2,208	685

Lincoln Variable Insurance Products Trust:
LVIP JPMorgan Mid Cap Value Fund - Standard	4,360	4,716	(356)	1,992	7,843	(5,851)
LVIP JPMorgan Small Cap Core Fund - Standard	1,132	2,169	(1,037)	1,059	3,816	(2,757)

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	1,132	11,381	(10,249)	1,279	10,618	(9,339)
T. Rowe Price Equity Income Portfolio	4,535	9,125	(4,590)	3,236	9,367	(6,131)
T. Rowe Price Mid-Cap Growth Portfolio	2,223	12,815	(10,592)	1,212	11,646	(10,434)
T. Rowe Price Moderate Allocation Portfolio	5,323	16,259	(10,936)	4,269	13,146	(8,877)

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	8,512	30,623	(22,111)	32,596	19,304	13,292

Product D:
Calvert Variable Products, Inc.:
Calvert VP EAFE International Index Portfolio - Class F	190	85	105	197	352	(155)
Calvert VP NASDAQ-100 Index Portfolio	92	135	(43)	155	223	(68)
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	240	210	30	300	491	(191)
Calvert VP S&P MidCap 400 Index Portfolio - Class F	1,743	1,761	(18)	1,889	1,709	180

Columbia Variable Products, Inc.:
Columbia VP Overseas Core Fund - Class 1	50	183	(133)	137	34	103
Columbia VP Select Mid Cap Value Fund - Class 1	143	129	14	145	348	(203)
Columbia VP Small Cap Value Fund - Class 2	1,557	1,110	447	1,113	991	122
Columbia VP Small Company Growth Fund - Class 2	-	14	(14)	-	23	(23)

Deutsche DWS Variable Series I:
DWS Global Small Cap VIP - Class A	88	45	43	85	50	35

Deutsche DWS Variable Series II:
DWS International Growth VIP - Class A	177	259	(82)	169	355	(186)

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	544	789	(245)	582	1,162	(580)
Federated Hermes Managed Volatility Fund II - Primary Shares	1,452	1,080	372	1,508	1,547	(39)
Federated Hermes Quality Bond Fund II - Primary Shares	5,344	6,322	(978)	5,135	4,007	1,128

26

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	Period Ended December 31,
	2023			2022
			Net Increase			Net Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,938	2,699	(761)	2,104	3,873	(1,769)
Fidelity® VIP Growth Portfolio - Service Class 2	1,050	1,594	(544)	1,218	1,537	(319)
Fidelity® VIP High Income Portfolio - Service Class 2	2,140	1,759	381	1,665	2,003	(338)
Fidelity® VIP Index 500 Portfolio - Service Class 2	191	602	(411)	293	811	(518)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	1,307	1,156	151	1,230	1,436	(206)
Fidelity® VIP Real Estate Portfolio - Service Class 2	3,523	1,237	2,286	1,252	2,824	(1,572)

Franklin Templeton Variable Insurance Products Trust:
Franklin Mutual Shares VIP Fund - Class 2	4,997	4,191	806	3,819	5,308	(1,489)
Franklin Small Cap Value VIP Fund - Class 2	231	235	(4)	182	204	(22)
Franklin U.S. Government Securities VIP Fund - Class 2	6,117	5,618	499	5,013	4,484	529
Templeton Global Bond VIP Fund - Class 2	2,691	2,207	484	2,169	2,260	(91)

Lincoln Variable Insurance Products Trust:
LVIP JPMorgan Small Cap Core Fund - Service	132	115	17	152	305	(153)

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	89	148	(59)	123	253	(130)
T. Rowe Price Equity Income Portfolio	1,273	623	650	989	2,408	(1,419)
T. Rowe Price Moderate Allocation Portfolio	234	305	(71)	172	90	82

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	4,661	11,056	(6,395)	14,358	4,580	9,778

27

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2023, 2022, 2021, 2020 and 2019, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Product A, B & C:
American Century VP Capital Appreciation Fund:
2023	40,141	$47.82	$1,919,359	-%	0.90%	19.64%
2022	40,646	39.97	1,624,782	-	0.90	(28.75)
2021	42,022	56.10	2,357,619	-	0.90	10.15
2020	47,540	50.93	2,421,154	-	0.90	41.20
2019	49,656	36.07	1,791,212	-	0.90	34.34
American Century VP Inflation Protection Bond Fund:
2023	8,598	15.13	130,043	3.60	0.90	2.72
2022	8,803	14.73	129,674	5.29	0.90	(13.66)
2021	8,378	17.06	142,924	3.32	0.90	5.63
2020	8,728	16.15	140,908	1.61	0.90	8.83
2019	8,845	14.84	131,224	2.55	0.90	8.24
American Century VP Mid Cap Value Fund:
2023	8,404	40.03	336,361	2.30	0.90	5.20
2022	8,978	38.05	341,606	2.26	0.90	(2.08)
2021	9,216	38.86	358,099	1.15	0.90	22.12
2020	9,257	31.82	294,574	1.87	0.90	0.32
2019	9,244	31.72	293,270	2.07	0.90	28.01
American Century VP Ultra® Fund:
2023	37,262	66.46	2,476,362	-	0.90	42.25
2022	38,783	46.72	1,812,092	-	0.90	(32.99)
2021	42,514	69.72	2,963,847	-	0.90	22.08
2020	44,462	57.11	2,539,414	-	0.90	48.49
2019	46,377	38.46	1,783,513	-	0.90	33.40
American Century VP Value Fund:
2023	75,328	31.72	2,389,667	2.39	0.90	8.11
2022	77,030	29.34	2,259,980	2.06	0.90	(0.34)
2021	87,395	29.44	2,573,158	1.73	0.90	23.39
2020	100,679	23.86	2,402,167	2.42	0.90	0.08
2019	90,739	23.84	2,163,420	2.12	0.90	25.87
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares:
2023	11,520	38.63	444,987	0.53	0.90	22.40
2022	11,975	31.56	377,874	0.31	0.90	(23.73)
2021	13,280	41.38	549,571	0.61	0.90	25.55
2020	13,712	32.96	451,991	0.89	0.90	22.76
2019	13,997	26.85	375,858	1.24	0.90	32.79

28

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

BNY Mellon VIF Appreciation Portfolio - Initial Shares:
2023	84,105	$49.33	$4,149,220	0.71%	0.90%	19.88%
2022	90,788	41.15	3,735,746	0.67	0.90	(18.79)
2021	97,366	50.67	4,933,679	0.44	0.90	25.98
2020	103,106	40.22	4,146,563	0.79	0.90	22.58
2019	110,441	32.81	3,623,261	1.16	0.90	34.91
BNY Mellon VIF Growth & Income Portfolio - Initial Shares:
2023	27,859	50.24	1,399,721	0.66	0.90	25.54
2022	29,698	40.02	1,188,415	0.79	0.90	(15.57)
2021	31,182	47.40	1,477,974	0.47	0.90	24.51
2020	32,373	38.07	1,232,370	0.77	0.90	23.52
2019	34,041	30.82	1,049,143	1.07	0.90	27.99
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares:
2023	49,608	30.31	1,503,460	0.33	0.90	8.33
2022	51,944	27.98	1,453,487	-	0.90	(17.37)
2021	54,980	33.86	1,861,657	0.11	0.90	15.41
2020	56,393	29.34	1,654,352	0.64	0.90	18.83
2019	57,068	24.69	1,408,986	-	0.90	20.67
Calvert VP NASDAQ-100 Index Portfolio:
2023	47,181	127.37	6,009,243	0.33	0.90	53.03
2022	49,685	83.23	4,135,278	0.18	0.90	(33.25)
2021	51,018	124.68	6,360,933	0.28	0.90	25.75
2020	54,677	99.15	5,421,488	0.47	0.90	46.89
2019	56,556	67.50	3,817,378	0.52	0.90	37.56
Calvert VP Russell 2000® Small Cap Index Portfolio:
2023	68,839	46.28	3,185,739	0.89	0.90	15.56
2022	69,588	40.05	2,786,721	0.82	0.90	(21.22)
2021	71,584	50.84	3,639,045	0.74	0.90	13.51
2020	75,109	44.79	3,363,871	1.09	0.90	18.59
2019	78,237	37.77	2,955,099	0.92	0.90	23.96
Calvert VP S&P MidCap 400 Index Portfolio:
2023	70,200	62.58	4,393,418	1.23	0.90	15.08
2022	73,032	54.38	3,971,451	0.94	0.90	(14.11)
2021	77,141	63.31	4,883,832	0.83	0.90	23.32
2020	80,681	51.34	4,142,534	1.24	0.90	12.29
2019	84,372	45.72	3,857,247	1.16	0.90	24.71
Federated Hermes Government Money Fund II - Service Shares:
2023	178,759	9.78	1,748,585	4.43	0.90	3.60
2022	184,399	9.44	1,741,235	1.14	0.90	0.21
2021	191,131	9.42	1,800,169	-	0.90	(0.84)
2020	198,051	9.50	1,882,103	0.09	0.90	(0.73)
2019	73,899	9.57	707,158	1.63	0.90	0.74

29

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Federated Hermes Managed Volatility Fund II - Primary Shares:
2023	4,172,873	$18.64	$77,787,884	1.89%	0.90%	7.68%
2022	4,431,737	17.31	76,696,159	1.89	0.90	(14.52)
2021	4,693,357	20.25	95,024,132	1.79	0.90	17.46
2020	4,956,180	17.24	85,433,447	2.57	0.90	0.06
2019	5,257,062	17.23	90,593,997	2.09	0.90	19.16
Federated Hermes Quality Bond Fund II - Primary Shares:
2023	1,324,659	12.21	16,180,637	2.65	0.90	5.17
2022	1,392,366	11.61	16,168,146	2.58	0.90	(10.07)
2021	1,451,409	12.91	18,743,840	2.47	0.90	(2.27)
2020	1,463,916	13.21	19,345,487	2.75	0.90	7.14
2019	1,552,762	12.33	19,149,949	2.94	0.90	8.44
Fidelity® VIP Contrafund® Portfolio - Initial Class:
2023	532,371	63.66	33,888,127	0.49	0.90	32.27
2022	557,781	48.13	26,844,226	0.50	0.90	(26.97)
2021	582,349	65.90	38,376,478	0.06	0.90	26.71
2020	603,249	52.01	31,377,506	0.25	0.90	29.38
2019	646,788	40.20	25,998,669	0.46	0.90	30.43
Fidelity® VIP Growth & Income Portfolio - Initial Class:
2023	235,995	39.20	9,251,223	1.65	0.90	17.65
2022	251,169	33.32	8,367,978	1.66	0.90	(5.80)
2021	259,934	35.37	9,192,787	2.42	0.90	24.85
2020	267,892	28.33	7,589,893	2.13	0.90	6.87
2019	279,898	26.51	7,419,357	3.56	0.90	28.94
Fidelity® VIP Growth Portfolio - Initial Class:
2023	721,439	53.08	38,295,213	0.13	0.90	35.03
2022	764,288	39.31	30,045,902	0.62	0.90	(25.14)
2021	804,496	52.51	42,241,622	-	0.90	22.12
2020	841,078	43.00	36,164,253	0.07	0.90	42.62
2019	887,140	30.15	26,748,198	0.26	0.90	33.11
Fidelity® VIP High Income Portfolio - Service Class 2:
2023	128,773	29.54	3,803,525	5.84	0.90	9.29
2022	127,157	27.03	3,437,552	5.05	0.90	(12.47)
2021	133,782	30.88	4,131,468	5.29	0.90	3.35
2020	126,719	29.88	3,786,128	5.05	0.90	1.53
2019	125,672	29.43	3,699,078	5.19	0.90	13.72
Fidelity® VIP Index 500 Portfolio - Initial Class:
2023	580,028	43.65	25,319,770	1.47	0.90	25.07
2022	609,269	34.90	21,264,819	1.45	0.90	(18.95)
2021	639,018	43.06	27,514,652	1.26	0.90	27.43
2020	659,238	33.79	22,275,142	1.76	0.90	17.20
2019	688,188	28.83	19,843,776	1.96	0.90	30.16

30

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Fidelity® VIP Mid Cap Portfolio - Service Class 2:
2023	117,905	$65.92	$7,772,895	0.39%	0.90%	13.77%
2022	121,197	57.94	7,022,138	0.27	0.90	(15.72)
2021	124,180	68.75	8,537,509	0.36	0.90	24.19
2020	132,592	55.36	7,340,277	0.40	0.90	16.82
2019	134,434	47.39	6,371,076	0.67	0.90	22.08
Fidelity® VIP Overseas Portfolio - Initial Class:
2023	182,062	24.55	4,469,591	1.06	0.90	19.41
2022	185,275	20.56	3,808,342	1.07	0.90	(25.13)
2021	191,481	27.46	5,258,903	0.53	0.90	18.62
2020	196,515	23.15	4,549,510	0.45	0.90	14.55
2019	205,831	20.21	4,158,836	1.71	0.90	26.63
Franklin Global Real Estate VIP Fund - Class 2:
2023	96,182	22.57	2,171,031	2.86	0.90	10.42
2022	98,177	20.44	2,006,559	2.40	0.90	(26.71)
2021	99,807	27.89	2,783,649	0.88	0.90	25.69
2020	103,202	22.20	2,290,577	3.25	0.90	(6.25)
2019	104,062	23.67	2,463,199	2.62	0.90	21.26
Franklin Mutual Shares VIP Fund - Class 2:
2023	117,098	31.37	3,673,344	1.92	0.90	12.44
2022	118,300	27.90	3,300,044	1.82	0.90	(8.25)
2021	125,127	30.41	3,804,565	2.88	0.90	18.14
2020	131,551	25.74	3,386,725	2.94	0.90	(5.92)
2019	122,326	27.36	3,346,425	1.84	0.90	21.49
Franklin Small Cap Value VIP Fund - Class 2:
2023	50,192	63.28	3,176,236	0.52	0.90	11.74
2022	52,410	56.63	2,968,038	0.99	0.90	(10.86)
2021	53,495	63.53	3,398,797	0.99	0.90	24.25
2020	57,688	51.14	2,949,896	1.50	0.90	4.24
2019	60,379	49.05	2,961,668	1.05	0.90	25.22
Franklin Small-Mid Cap Growth VIP Fund - Class 2:
2023	70,530	45.76	3,227,262	-	0.90	25.61
2022	73,043	36.43	2,660,801	-	0.90	(34.28)
2021	72,877	55.43	4,039,637	-	0.90	9.03
2020	78,645	50.84	3,998,205	-	0.90	53.69
2019	85,712	33.08	2,834,958	-	0.90	30.29
Franklin U.S. Government Securities VIP Fund - Class 2:
2023	281,153	14.20	3,993,585	2.72	0.90	3.50
2022	284,214	13.72	3,899,150	2.39	0.90	(10.56)
2021	299,156	15.34	4,588,497	2.63	0.90	(2.66)
2020	255,147	15.76	4,022,179	3.43	0.90	2.87
2019	272,420	15.32	4,173,338	2.88	0.90	4.29

31

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Templeton Growth VIP Fund - Class 2:
2023	55,196	$25.33	$1,397,883	3.32%	0.90%	19.93%
2022	55,696	21.12	1,176,126	0.16	0.90	(12.29)
2021	55,011	24.08	1,324,455	1.10	0.90	3.97
2020	57,785	23.16	1,338,556	2.95	0.90	4.84
2019	60,971	22.09	1,346,985	2.78	0.90	14.10
LVIP JPMorgan Mid Cap Value Fund - Standard:
2023	84,515	66.50	5,620,361	3.18	0.90	9.92
2022	84,871	60.50	5,134,401	0.94	0.90	(8.97)
2021	90,722	66.46	6,029,572	0.88	0.90	28.72
2020	100,748	51.63	5,201,670	1.49	0.90	(0.52)
2019	95,457	51.90	4,954,621	1.60	0.90	25.64
LVIP JPMorgan Small Cap Core Fund - Standard:
2023	37,847	47.20	1,786,412	1.37	0.90	12.09
2022	38,884	42.11	1,637,327	0.45	0.90	(20.06)
2021	41,641	52.68	2,193,720	0.51	0.90	20.30
2020	44,522	43.79	1,949,656	0.95	0.90	12.66
2019	46,533	38.87	1,808,601	0.41	0.90	23.48
T. Rowe Price All-Cap Opportunities Portfolio:
2023	196,287	62.15	12,198,967	0.25	0.90	27.83
2022	206,536	48.62	10,042,346	-	0.90	(22.21)
2021	215,875	62.50	13,493,213	-	0.90	19.71
2020	227,101	52.21	11,856,796	-	0.90	43.08
2019	243,036	36.49	8,868,113	0.41	0.90	33.71
T. Rowe Price Equity Income Portfolio:
2023	184,551	40.34	7,444,723	2.10	0.90	8.56
2022	189,141	37.16	7,027,860	1.87	0.90	(4.20)
2021	195,272	38.79	7,573,975	1.57	0.90	24.45
2020	204,802	31.17	6,383,964	2.34	0.90	0.29
2019	214,773	31.08	6,676,226	2.32	0.90	25.27
T. Rowe Price Mid-Cap Growth Portfolio:
2023	187,812	87.61	16,454,376	-	0.90	18.89
2022	198,404	73.69	14,620,222	-	0.90	(23.27)
2021	208,838	96.04	20,056,174	-	0.90	13.83
2020	217,616	84.37	18,360,738	-	0.90	22.70
2019	229,949	68.76	15,812,248	0.14	0.90	30.10
T. Rowe Price Moderate Allocation Portfolio:
2023	255,630	35.95	9,189,145	2.31	0.90	14.34
2022	266,566	31.44	8,381,825	1.56	0.90	(19.05)
2021	275,443	38.84	10,698,143	0.97	0.90	9.07
2020	292,552	35.61	10,416,705	1.38	0.90	13.52
2019	303,945	31.37	9,533,787	1.96	0.90	18.74

32

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

T. Rowe Price International Stock Portfolio:
2023	294,436	$20.64	$6,075,939	0.98%	0.90%	15.24%
2022	316,547	17.91	5,670,073	0.80	0.90	(16.58)
2021	303,255	21.47	6,510,382	0.58	0.90	0.42
2020	313,452	21.38	6,701,270	0.60	0.90	13.42
2019	308,250	18.85	5,810,029	2.45	0.90	26.68

Product D:
Calvert VP EAFE International Index Portfolio - Class F:
2023	2,042	$16.54	$33,777	3.07%	-%	17.47%
2022	1,937	14.08	27,268	3.62	-	(14.72)
2021	2,092	16.51	34,541	1.79	-	10.66
2020	2,055	14.92	30,660	3.32	-	7.57
2019	2,151	13.87	29,844	2.69	-	21.03
Calvert VP NASDAQ-100 Index Portfolio:
2023	3,268	100.70	329,076	0.34	-	54.40
2022	3,311	65.22	215,911	0.18	-	(32.64)
2021	3,379	96.83	327,198	0.28	-	26.87
2020	3,567	76.32	272,256	0.48	-	48.22
2019	3,543	51.49	182,424	0.52	-	38.79
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F:
2023	3,235	31.40	101,585	0.90	-	16.34
2022	3,205	26.99	86,506	0.87	-	(20.66)
2021	3,396	34.02	115,536	0.75	-	14.31
2020	3,454	29.76	102,793	1.10	-	19.37
2019	3,391	24.93	84,523	0.89	-	24.84
Calvert VP S&P MidCap 400 Index Portfolio - Class F:
2023	25,719	40.73	1,047,565	1.25	-	15.87
2022	25,737	35.15	904,563	0.96	-	(13.51)
2021	25,557	40.64	1,038,521	0.79	-	24.21
2020	30,790	32.72	1,007,588	1.28	-	13.06
2019	28,565	28.94	826,545	1.15	-	25.61
Columbia VP Overseas Core Fund - Class 1:
2023	495	18.57	9,184	2.14	-	15.63
2022	628	16.06	10,084	0.78	-	(14.67)
2021	525	18.82	9,881	1.21	-	9.93
2020	640	17.12	10,964	1.70	-	9.11
2019	584	15.69	9,162	2.14	-	25.52
Columbia VP Select Mid Cap Value Fund - Class 1:
2023	2,622	36.13	94,745	-	-	10.29
2022	2,608	32.76	85,417	-	-	(9.43)
2021	2,811	36.17	101,657	-	-	32.35
2020	2,784	27.33	76,088	-	-	7.47
2019	2,720	25.43	69,177	-	-	31.63

33

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Columbia VP Small Cap Value Fund - Class 2:
2023	16,965	$36.61	$621,094	0.44%	-%	21.67%
2022	16,518	30.09	497,032	0.49	-	(8.98)
2021	16,396	33.06	542,006	0.45	-	28.84
2020	23,189	25.66	595,134	0.36	-	8.59
2019	18,684	23.63	441,589	0.27	-	20.93
Columbia VP Small Company Growth Fund - Class 2:
2023	185	41.21	7,641	-	-	26.33
2022	199	32.62	6,492	-	-	(35.95)
2021	222	50.93	11,327	-	-	(3.14)
2020	334	52.58	17,561	-	-	70.66
2019	340	30.81	10,481	-	-	40.43
DWS Global Small Cap VIP - Class A:
2023	703	23.37	16,419	0.86	-	24.57
2022	660	18.76	12,384	0.54	-	(24.08)
2021	625	24.71	15,436	0.35	-	14.98
2020	609	21.49	13,091	0.79	-	17.37
2019	597	18.31	10,935	-	-	21.26
DWS International Growth VIP - Class A:
2023	1,480	19.04	28,186	0.77	-	16.03
2022	1,562	16.41	25,635	1.02	-	(28.50)
2021	1,748	22.95	40,122	0.33	-	8.10
2020	1,762	21.23	37,398	1.42	-	22.72
2019	1,756	17.30	30,391	1.29	-	31.16
Federated Hermes Government Money Fund II - Service Shares:
2023	5,553	10.94	60,748	4.44	-	4.49
2022	5,798	10.47	60,686	1.13	-	1.16
2021	6,378	10.35	65,985	-	-	-
2020	6,020	10.35	62,282	0.20	-	0.29
2019	5,729	10.32	59,154	1.63	-	1.57
Federated Hermes Managed Volatility Fund II - Primary Shares:
2023	13,109	20.84	273,168	1.84	-	8.71
2022	12,737	19.17	244,220	1.88	-	(13.77)
2021	12,776	22.23	284,030	1.73	-	18.50
2020	12,010	18.76	225,304	2.50	-	0.91
2019	11,651	18.59	216,547	2.01	-	20.25
Federated Hermes Quality Bond Fund II - Primary Shares:
2023	76,622	13.66	1,046,439	2.59	-	6.14
2022	77,600	12.87	998,514	2.55	-	(9.24)
2021	76,472	14.18	1,084,619	2.12	-	(1.39)
2020	61,946	14.38	891,030	2.86	-	8.12
2019	68,866	13.30	916,180	3.01	-	9.38

34

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Fidelity® VIP Contrafund® Portfolio - Service Class 2:
2023	36,802	$47.96	$1,765,034	0.27%	-%	33.11%
2022	37,563	36.03	1,353,361	0.26	-	(26.48)
2021	39,332	49.01	1,927,711	0.03	-	27.50
2020	39,968	38.44	1,536,232	0.08	-	30.26
2019	45,026	29.51	1,328,876	0.21	-	31.27
Fidelity® VIP Growth Portfolio - Service Class 2:
2023	19,713	60.75	1,197,683	-	-	35.88
2022	20,257	44.71	905,685	0.35	-	(24.64)
2021	20,576	59.33	1,220,777	-	-	22.91
2020	23,062	48.27	1,113,305	0.04	-	43.53
2019	27,907	33.63	938,487	0.06	-	33.98
Fidelity® VIP High Income Portfolio - Service Class 2:
2023	26,168	20.92	547,453	5.91	-	10.22
2022	25,787	18.98	489,382	5.18	-	(11.68)
2021	26,125	21.49	561,337	5.47	-	4.32
2020	22,178	20.60	456,930	5.05	-	2.39
2019	22,634	20.12	455,291	5.10	-	14.77
Fidelity® VIP Index 500 Portfolio - Service Class 2:
2023	4,740	48.54	230,079	1.22	-	25.88
2022	5,151	38.56	198,635	1.14	-	(18.43)
2021	5,669	47.27	267,976	1.05	-	28.24
2020	6,321	36.86	232,973	1.58	-	17.95
2019	6,182	31.25	193,159	1.83	-	31.03
Fidelity® VIP Mid Cap Portfolio - Service Class 2:
2023	21,920	34.91	765,186	0.40	-	14.80
2022	21,769	30.41	661,920	0.28	-	(14.96)
2021	21,975	35.76	785,797	0.35	-	25.30
2020	25,396	28.54	724,733	0.41	-	17.89
2019	23,556	24.21	570,337	0.68	-	23.14
Fidelity® VIP Real Estate Portfolio - Service Class 2:
2023	20,589	24.78	510,139	2.39	-	10.92
2022	18,303	22.34	408,960	1.10	-	(27.70)
2021	19,875	30.90	614,164	0.97	-	38.63
2020	19,220	22.29	428,385	1.98	-	(6.78)
2019	17,880	23.91	427,537	1.48	-	22.93
Franklin Mutual Shares VIP Fund - Class 2:
2023	59,777	25.16	1,503,973	1.92	-	13.49
2022	58,971	22.17	1,307,651	1.84	-	(7.43)
2021	60,460	23.95	1,448,291	2.87	-	19.15
2020	65,642	20.10	1,319,505	2.99	-	(5.05)
2019	58,539	21.17	1,239,223	1.81	-	22.58

35

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Franklin Small Cap Value VIP Fund - Class 2:
2023	3,553	$35.52	$126,190	0.53%	-%	12.76%
2022	3,557	31.50	112,040	0.98	-	(10.08)
2021	3,579	35.03	125,377	1.01	-	25.38
2020	3,683	27.94	102,919	1.48	-	5.20
2019	3,605	26.56	95,764	1.05	-	26.36
Franklin U.S. Government Securities VIP Fund - Class 2:
2023	75,130	13.07	981,925	2.72	-	4.48
2022	74,631	12.51	933,706	2.35	-	(9.74)
2021	74,102	13.86	1,027,273	2.64	-	(1.84)
2020	55,938	14.12	789,889	3.34	-	3.82
2019	63,040	13.60	857,333	2.85	-	5.26
Templeton Global Bond VIP Fund - Class 2:
2023	32,428	15.17	491,874	-	-	2.92
2022	31,944	14.74	470,935	-	-	(4.96)
2021	32,035	15.51	496,887	-	-	(5.02)
2020	24,697	16.33	403,201	8.52	-	(5.28)
2019	24,772	17.24	426,974	7.03	-	2.01
LVIP JPMorgan Small Cap Core Fund - Service:
2023	2,377	36.01	85,614	1.00	-	12.81
2022	2,360	31.92	75,351	0.09	-	(19.56)
2021	2,513	39.68	99,745	0.29	-	21.05
2020	2,495	32.78	81,798	0.64	-	13.35
2019	2,465	28.92	71,286	0.18	-	24.23
T. Rowe Price All-Cap Opportunities Portfolio:
2023	2,837	73.51	208,579	0.26	-	28.96
2022	2,896	57.00	165,070	-	-	(21.51)
2021	3,026	72.62	219,717	-	-	20.79
2020	3,107	60.12	186,759	-	-	44.38
2019	3,839	41.64	159,848	0.42	-	34.93
T. Rowe Price Equity Income Portfolio:
2023	18,806	34.69	652,359	2.12	-	9.54
2022	18,156	31.67	574,968	1.87	-	(3.33)
2021	19,575	32.76	641,331	1.58	-	25.52
2020	19,480	26.10	508,322	2.38	-	1.20
2019	18,442	25.79	475,615	2.31	-	26.42
T. Rowe Price Moderate Allocation Portfolio:
2023	1,972	27.44	54,106	2.30	-	15.34
2022	2,043	23.79	48,603	1.58	-	(18.33)
2021	1,961	29.13	57,110	0.99	-	10.09
2020	1,945	26.46	51,478	1.39	-	14.55
2019	1,934	23.10	44,675	1.91	-	19.75

36

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

T. Rowe Price International Stock Portfolio:
2023	77,595	$19.69	$1,527,584	1.00%	-%	16.23%
2022	83,990	16.94	1,422,488	0.83	-	(15.81)
2021	74,212	20.12	1,492,982	0.58	-	1.31
2020	76,343	19.86	1,515,818	0.60	-	14.47
2019	77,587	17.35	1,346,022	2.45	-	27.76

37

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

(A)	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(B)	These ratios represent the annualized policy expenses of the separate account, consisting of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(C)	These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

7. Subsequent Events

Reorganization of American Century Variable Portfolio funds into newly formed funds of Lincoln Variable Insurance Products Trust was approved April 4, 2024. On or about April 26, 2024, assets of each fund will be transferred as noted below. In addition, subaccounts that invest in the American Century Variable Portfolio funds will transfer their investment into the respective newly formed fund as noted below.

Newly formed fund/portfolio	Former fund/portfolio
LVIP American Century Capital Appreciation Fund – Standard II	American Century VP Capital Appreciation Fund

LVIP American Century Inflation Protection Fund – Standard II	American Century VP Inflation Protection Bond Fund

LVIP American Century Mid Cap Value Fund – Standard II	American Century VP Mid Cap Value Fund

LVIP American Century Ultra Fund – Standard II	American Century VP Ultra® Fund

LVIP American Century Value Fund – Standard II	American Century VP Value Fund

38

Report of Independent Auditors

The Board of Directors and Stockholders

Farm Bureau Life Insurance Company and Greenfields Life Insurance Company

Opinion

We have audited the combined statutory-basis financial statements of Farm Bureau Life Insurance Company and Greenfields Life Insurance Company (the Company), which comprise the combined balance sheets–statutory basis as of December 31, 2023 and 2022, and the related combined statements of operations-statutory basis, changes in capital and surplus-statutory basis and cash flow-statutory basis for the each of the three years in the period ended December 31, 2023, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2023 and 2022, and the results of its operations and its cash flows for the each of the three years in the period ended December 31, 2023, on the basis of accounting described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

1

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Division, Department of Insurance and Financial Services, of the State of Iowa, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division, Department of Insurance and Financial Services, of the State of Iowa. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error. In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements. In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

2

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

Des Moines, Iowa
April 24, 2024

3

Farm Bureau Life Insurance Company and Subsidiary
Combined Balance Sheets - Statutory Basis
(Dollars in thousands, except per share data)

	December 31,
	2023	2022
Admitted assets
Cash and invested assets:
Bonds	$7,193,070	$7,283,370
Preferred stocks	35,984	45,260
Common stocks (cost of $39,283 in 2023 and $43,627 in 2022)	39,289	44,144
Mortgage loans	926,162	988,098
Real estate	955	955
Policy loans	190,256	184,110
Cash, cash equivalents and short-term investments	36,371	(7,401)
Other invested assets	397,716	316,214
Total cash and invested assets	8,819,803	8,854,750

Deferred income tax asset, net	82,696	76,295
Premiums deferred and uncollected	104,532	102,640
Investment income due and accrued	69,651	71,474
Amounts recoverable under reinsurance agreements	3,357	3,942
Other assets	102,180	100,380
Assets held in separate accounts	613,649	560,409
Total admitted assets	$9,795,868	$9,769,890

4

Farm Bureau Life Insurance Company and Subsidiary
Combined Balance Sheets - Statutory Basis (continued)
(Dollars in thousands, except per share data)

	December 31,
	2023	2022
Liabilities, capital and surplus
Liabilities:
Policy reserves:
Life and annuity	$7,200,931	$7,104,380
Accident and health	149	126
Liability for deposit-type contracts	975,972	1,120,220
Total policy reserves	8,177,052	8,224,726
Policy and contract claims:
Life	33,314	31,666
Accident and health	13	17
Other policyholders' funds:
Dividends payable to policyholders	5,667	6,032
Advance premiums	3,374	3,516
Amounts payable to affiliates	5,677	16,569
Interest maintenance reserve	7,440	9,483
Asset valuation reserve	104,289	93,884
Other liabilities	116,208	91,488
Liabilities related to separate accounts	613,649	560,409
Total liabilities	9,066,683	9,037,790

Capital and surplus:
Preferred stock, 7 1/2% cumulative, par value $50 per share - authorized 6,000 shares, none issued or outstanding	—	—
Common stock, par value $50 per share - authorized 994,000 shares, issued and outstanding 50,000 shares	2,500	2,500
Additional paid-in capital	130,983	130,983
Unassigned funds for the protection of policyholders	595,702	598,617
Total capital and surplus	729,185	732,100
Total liabilities, capital and surplus	$9,795,868	$9,769,890

See accompanying notes.

5

Farm Bureau Life Insurance Company and Subsidiary
Combined Statements of Operations - Statutory Basis

(Dollars in thousands)

	Year ended December 31,
	2023	2022	2021
Revenues:
Premiums and other considerations:
Life, annuity and accident and health	$692,309	$703,015	$624,031
Supplementary contracts with life contingencies	2,654	2,896	3,738
Net investment income	386,188	377,004	401,852
Other income	30,293	32,734	31,311
Total revenues	1,111,444	1,115,649	1,060,932

Benefits and expenses:
Benefits paid or provided for:
Death benefits	197,500	209,474	208,325
Accident and health benefits	104	137	268
Annuity benefits	114,366	113,994	105,253
Surrender benefits	409,827	295,964	291,234
Payments on supplementary contracts with life contingencies	14,888	15,426	16,676
Other benefits	25,610	24,859	29,856
Increase in life, annuity and accident and health policy reserves	96,573	177,104	162,705
Total benefits paid or provided for	858,868	836,958	814,317

Commissions	65,925	60,647	53,781
General expenses	125,316	110,959	100,176
Insurance taxes, licenses and fees	9,575	9,871	8,620
Net transfers from separate accounts	(28,432)	(27,775)	(38,782)
Change in loading and other	(13,779)	(3,552)	(9,121)
Total benefits and expenses	1,017,473	987,108	928,991

Gain from operations before dividends to policyholders, federal income taxes and net realized capital gains/losses	93,971	128,541	131,941
Dividends to policyholders	5,438	5,810	6,118
Net gain from operations before federal income taxes and net realized capital gains/losses	88,533	122,731	125,823
Federal income taxes	16,496	21,816	16,578
Net gain from operations before net realized capital gains/losses	72,037	100,915	109,245
Net realized capital gains (losses) (excluding gains (losses) transferred to the IMR) less capital gains tax (benefit) (2023 - ($712); 2022 - ($543); 2021 - $467) and excluding taxes transferred to IMR (2023 - ($145); 2022 - ($400); 2021 - $259)	(2,679)	(2,044)	1,758
Net income	$69,358	$98,871	$111,003

See accompanying notes.

6

Farm Bureau Life Insurance Company and Subsidiary
Combined Statements of Changes in Capital and Surplus - Statutory Basis
(Dollars in thousands)

	Common Stock	Additional Paid-In Capital	Unassigned Funds	Total Capital and Surplus
Balance on January 1, 2021	$2,500	$130,983	$494,559	$628,042
Net income	—	—	111,003	111,003
Net unrealized capital gains	—	—	11,920	11,920
Change in deferred income taxes	—	—	8,241	8,241
Change in nonadmitted assets	—	—	1,636	1,636
Change in asset valuation reserve	—	—	(20,086)	(20,086)
Dividends to stockholder	—	—	(70,000)	(70,000)
Balance on December 31, 2021	2,500	130,983	537,273	670,756
Net income	—	—	98,871	98,871
Net unrealized capital gains	—	—	1,095	1,095
Change in deferred income taxes	—	—	10,358	10,358
Change in nonadmitted assets	—	—	27,635	27,635
Change in asset valuation reserve	—	—	(9,189)	(9,189)
Change in prepaid pension			(28,426)	(28,426)
Dividends to stockholder	—	—	(39,000)	(39,000)
Balance on December 31, 2022	$2,500	$130,983	$598,617	$732,100
Net income	—	—	69,358	69,358
Net unrealized capital gains	—	—	3,306	3,306
Change in deferred income taxes	—	—	7,295	7,295
Change in nonadmitted assets	—	—	1,531	1,531
Change in asset valuation reserve	—	—	(10,405)	(10,405)
Dividends to stockholder	—	—	(74,000)	(74,000)
Balance on December 31, 2023	$2,500	$130,983	$595,702	$729,185

See accompanying notes.

7

Farm Bureau Life Insurance Company and Subsidiary
Combined Statements of Cash Flow - Statutory Basis

(Dollars in thousands)

	Year ended December 31,
	2023	2022	2021
Operations:
Premiums and other considerations received, net of reinsurance paid	$690,960	$705,057	$629,372
Net investment income received	384,182	368,891	392,735
Miscellaneous income	31,061	32,666	31,885
	1,106,203	1,106,614	1,053,992
Benefits paid	(785,066)	(689,610)	(677,483)
Net transfers from separate accounts	28,417	27,828	38,606
Commissions, expenses paid and aggregate write-ins for deductions	(189,389)	(173,826)	(155,089)
Dividends paid to policyholders	(5,804)	(6,195)	(6,634)
Federal income taxes paid, including net tax on capital gains	(14,850)	(16,073)	(11,181)
Net cash provided by operations	139,511	248,738	242,211

Investment activities:
Proceeds from sales, maturities or repayments of investments:
Bonds	429,238	872,608	873,651
Stocks	19,596	26,686	23,359
Mortgage loans	64,689	174,805	165,137
Real estate	8,781	—	—
Other invested assets	15,896	25,356	31,579
Miscellaneous proceeds	—	270	—
Total proceeds from sales, maturities or repayments of investments	538,200	1,099,725	1,093,726

Cost of investments acquired:
Bonds	(339,596)	(914,020)	(1,013,831)
Stocks	(4,264)	(6,731)	(9,914)
Mortgage loans	(3,500)	(173,725)	(159,310)
Other invested assets	(95,796)	(83,025)	(78,128)
Miscellaneous applications	(17,525)	—	(1,302)
Total cost of investments acquired	(460,681)	(1,177,501)	(1,262,485)
Net (increase) decrease in policy loans	(6,146)	1,708	9,847
Net cash provided by (used in) investment activities	71,373	(76,068)	(158,912)

Financing and miscellaneous activities:
Dividends paid to stockholder	(74,000)	(39,000)	(70,000)
Net deposits (withdrawals) on deposit-type contracts	(118,173)	(196,406)	52,240
Borrowed funds	(6,700)	6,700	—
Other sources (uses), net	31,761	(75,258)	12,811
Net used in financing and miscellaneous activities	(167,112)	(303,964)	(4,949)
Net increase (decrease) cash, cash equivalents and short-term investments	43,772	(131,294)	78,350
Cash and cash equivalents at beginning of year	(7,401)	123,893	45,543
Cash and cash equivalents at end of year	$36,371	$(7,401)	$123,893
Noncash investing transactions excluded from the statements of cash flows are as follows:
Tax free exchange of securities	$29,237	$42,857	$31,035
Property transfer from Other invested assets to Real estate	$2,625	$—	$—

See accompanying notes.

8

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements
December 31, 2023

1. Nature of Operations and Significant Accounting Policies

Organization

The Farm Bureau Life Insurance Company and Subsidiary (we or the Company), consists of Farm Bureau Life Insurance Company (FB Life), a wholly-owned subsidiary of FBL Financial Group, Inc. and Greenfields Life Insurance Company (Greenfields), a wholly-owned subsidiary of FB Life, which are both domiciled in the state of Iowa. FB Life assumes 100% of the business written by Greenfields through a coinsurance agreement.

We operate predominantly in the life insurance industry. FBL Financial Group, Inc. (our parent) is a majority-owned subsidiary of the Iowa Farm Bureau Federation (IFBF). FB Life markets individual life insurance policies and annuity contracts to Farm Bureau members and other individuals and businesses in the Midwestern and Western sections of the United States through an exclusive agency force. Our distribution force markets under the consumer brand name Farm Bureau Financial Services. Greenfields offers life and annuity products in the state of Colorado.

Principles of Combination

The accompanying combined financial statements include the accounts of FB Life and Greenfields. All significant intercompany transactions and balances have been eliminated in preparation of the combined financial statements. These eliminations include, but are not limited to, the carrying values and the capital and surplus accounts from the balance sheets, transactions related to intercompany reinsurance as well as unrealized capital gains and losses due to equity investment in combined subsidiary.

Basis of Presentation

The accompanying combined statutory-basis financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Division, Department of Insurance and Financial Services, of the state of Iowa (Iowa Insurance Division). These statutory accounting principles (SAP) differ in some respects from U.S. generally accepted accounting principles (GAAP). The Iowa Insurance Division recognizes only statutory accounting practices prescribed or permitted by the state of Iowa for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under Iowa Insurance Law. The Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC) contains the statements of statutory accounting principles (SSAPs) and has been adopted as a component of prescribed or permitted practices by the state of Iowa. The Iowa Insurance Division has the right to permit or prescribe specific practices that deviate from those set forth in the NAIC's Accounting Practices and Procedures Manual (NAIC SAP).

We have elected to apply the Iowa Insurance Division promulgated Iowa Administrative Code Section 191-97 (IAC 191-97), Accounting for Certain Derivative Instruments Used to Hedge the Growth in Interest Credited for Indexed Insurance Products and Accounting for the Indexed Insurance Products Reserve, which prescribes that an insurer may elect (i) to use an amortized cost method to account for certain derivative instruments, such as call options, purchased to hedge the growth in interest credited to the customer on indexed insurance products and (ii) to utilize an indexed annuity reserve calculation methodology under which call options associated with the current index interest crediting term are valued at zero. See table below for the net income and capital and surplus impact of this permitted practice.

During 2022, FBL Financial Group, Inc. revised its definition of required contributions that impacted the expense recognized by the companies associated with the multi-employer defined benefit pension plan of which it is a sponsor. The change did not impact the funding status of the Plan or our future obligations under the management agreement we have with FBL Financial Group, Inc. However, because of this change, a nonadmitted prepaid pension asset related to excess contributions paid under the prior allocation method was written-off. The Iowa Insurance Division approved a permitted practice to allow the nonadmitted prepaid pension asset to be written off through capital and surplus, rather than earnings as would be required under Statement of Statutory Accounting Principles No 29. As a result, net income was $28.4 million higher during 2022, than it would have been without this permitted practice. There was no impact to surplus.

9

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

There are no other differences in our net income or capital and surplus between NAIC SAP and practices prescribed and permitted by the Iowa Insurance Division as of December 31, 2023, 2022 and 2021.

Reconciliation of state basis to NAIC SAP:

	SSAP #	2023	2022	2021

		(Dollars in thousands)
Net Income
Farm Bureau Life and Subsidiary net income as reported	XXX	$69,358	$98,871	$111,003
State Prescribed Practices that are an increase (decrease) from
NAIC SAP:
Index and call option accounting - IAC 191-97	86	1,876	(4,669)	(635)

State Permitted Practices that are an increase from NAIC SAP:
Pension accounting	29	—	28,426	—
NAIC SAP net income		$67,482	$75,114	$111,638
Surplus
Farm Bureau Life and Subsidiary surplus as reported	XXX	$729,185	$732,100	$670,755
State Prescribed Practices that are an increase (decrease) from
NAIC SAP:
Index and call option accounting - IAC 191-97	86	(11,055)	9,069	(8,812)
NAIC SAP Surplus		$740,240	$723,031	$679,567

The more significant differences between NAIC SAP and GAAP are as follows:

●	bonds and redeemable preferred stocks are generally carried at amortized cost rather than carried at fair value and classified as available-for-sale;

●	changes in fair value of common stocks and perpetual preferred stocks are credited or charged directly to surplus rather than reflected as a component of realized gains or losses;

●	undistributed earnings of joint ventures, partnerships and limited liability companies are recorded as a component of the change in unrealized gains and losses in unassigned surplus, while distributed earnings of such entities are recorded as a component of net investment income rather than undistributed and distributed recorded as net investment income;

●	nonadmitted assets are charged to surplus rather than being reported as assets;

●	assets and liabilities are presented at historical cost rather than restated to fair values when a change in ownership occurs;

●	amounts recoverable or payable under modified coinsurance agreements include a component based on the book value of bonds backing certain liabilities rather than an embedded derivative based on the fair value of those bonds;

●	acquisition costs of new business are charged to current operations as incurred rather than deferred and amortized over the life of the policies;

●	policy reserves are based on prescribed mortality and interest rates rather than best estimate assumptions;

●	policy reserves on certain investment products use discounting methodologies utilizing statutory interest rates rather than full account values;

●	policy reserves for policies subject to principle-based reserves are based on prescribed assumptions for net premium reserves and utilize cash flow projections using company-specific assumptions for deterministic and stochastic reserves;

●	net realized gains or losses attributed to changes in the level of market interest rates are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statements of operations when the sale is completed;

●	a formula-driven statutory investment reserve, changes in which are charged directly to surplus, is recorded as a liability;

10

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

●	incurred losses on financial instruments are recognized rather than an allowance for credit losses;

●	revenues for universal life, investment products and variable products consist of premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; and

●	changes in deferred taxes are reflected as a direct adjustment to surplus rather than current tax expense.

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statutory-basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounting Pronouncements Adopted

There were no pending accounting pronouncements expected to have a material impact on the company as of December 31, 2023.

Investments

Bonds

Investments in bonds and redeemable preferred stocks are reported at amortized cost or fair value based on their NAIC designation and adjusted for other-than-temporary impairment losses. Premiums and discounts for all bonds and redeemable preferred stocks are amortized/accreted into investment income over the life of the security using the effective interest method. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates prepayment assumptions to estimate the securities' expected lives. Subsequent revisions in assumptions are recorded using the retrospective or prospective method. Under the retrospective method used for mortgage-backed and asset-backed securities of high credit quality (ratings equal to or greater than "AA" or an equivalent rating by a nationally recognized rating agency at the time of acquisition or that are backed by a U.S. agency), amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the date of acquisition. The adjustments to amortized cost are recorded as a charge or credit to net investment income. Under the prospective method, which is used for all other mortgage-backed and asset-backed securities, future cash flows are estimated, and interest income is recognized going forward using the new internal rate of return. Bonds with an NAIC designation of six are carried at the lower of amortized cost or fair value, with unrealized gains or losses reflected as a direct adjustment to surplus. The NAIC designation of certain loan-backed and structured securities is based on a multi-step process developed by the NAIC Securities Valuation Office (SVO) which includes the results of financial modeling performed by a third-party modeler designated by the NAIC.

Perpetual preferred stock are carried at fair value, limited to the current effective call price. We do not currently hold any mandatory convertible securities or SVO-Identified investments.

Common Stocks

Common stocks are carried at fair value. Changes in unrealized gains or losses are credited or charged directly to surplus, net of deferred income taxes.

Mortgage Loans

Mortgage loans are reported at cost adjusted for amortization of premiums, accrual of discounts and net of allowance for loan losses. If we determine that the value of any mortgage loan is impaired (i.e., when it is probable we will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to its fair value of the underlying collateral less estimated costs to obtain and sell the property. We evaluate each of our mortgage loans individually and recognize an impairment loss, if needed, for each impaired loan identified. The carrying value of each specific loan is reduced by the estimated loss. Mortgage loans are placed on non-accrual status if we have concerns regarding the collectability of future payments. Interest income on non-performing loans is generally recognized on a cash basis. Once

11

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

mortgage loans are classified as non-accrual loans, the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan has been restructured such that the collection of all remaining principal and interest is considered likely. There were no mortgage loans impaired during 2023, 2022 or 2021.

Real Estate

The Company's real estate is held for production of income and consists of land reported at cost net of allowance for losses. The carrying value of this asset is subject to regular review. For properties held for investment, if indicators of impairment are present and a property's expected undiscounted cash flows are not sufficient to recover the property's carrying value, an impairment loss is recognized, and the property's cost basis is reduced to fair value. No properties were held for production of income with impairment charges as of December 31, 2023, December 31, 2022 or December 31, 2021. There were no real estate properties held for investment with a valuation allowance as of December 31, 2023, December 31, 2022 or December 31, 2021.

Policy Loans

Policy loans are reported at unpaid principal balance.

Other Invested Assets

Other invested assets consist of investments in limited liability companies and partnerships, which are recorded at the equity in underlying net assets except for low income housing tax credit investments (LIHTC) which use the proportional amortization method, surplus notes and a promissory note valued at cost adjusted for amortization of premiums and accrual of discounts and residual interests carried at the lower of cost or fair value. For a decline in the fair value of an investment in a joint venture that is determined to be an other-than-temporary impairment (OTTI), the carrying value is reduced to the fair value, which becomes the new cost basis, and the amount of the write down is accounted for as a realized loss in the statement of operations. We consider an OTTI to have occurred if it is probable that we will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings that would justify the carrying amount of the investment. The Company recorded impairments of $0.4 million in 2023 and less than $0.1 million in 2022 and 2021. These impairments were related to partnerships where the decline in value of the funds were deemed OTTI and a recovery in the value of the remaining funds in the investments were not anticipated.

Other admitted assets are valued principally at cost.

Derivative Instruments

Derivative instruments are reported in other invested assets on the balance sheet and include one-year and two-year call options used to offset the market risk associated with our index contracts under which we provide index credits to contract holders based on the performance of the S&P 500 Index. The Company follows IAC 191-97, which allows call option derivative instruments that hedge the growth in interest credited on index products to be accounted for at amortized cost with the corresponding amortization recorded as a decrease in net investment income. Derivatives also include credit default swaps (CDS) which can be either assets or liabilities and are used in our replication (synthetic asset) transactions. In asset replication strategies, derivatives are entered into in conjunction with other investments in order to reproduce the investment characteristics of otherwise permissible investments. Derivatives used in these transactions are reported in a manner consistent with the synthetic asset and/or cash instrument, which is normally amortized cost. The cost of the CDS is amortized over the life of the contract and recorded as an increase or decrease in net investment income. See Note 2 for additional discussion of our derivative instruments.

Realized Gains and Losses on Investments

Realized gains and losses on sales of investments are determined on the basis of specific identification. The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. When our review indicates a decline in fair value is deemed other-than-temporary on bonds not backed by other loans, preferred stocks or common stocks, we treat the security as an OTTI and reduce the carrying value to fair value through a specific write down to realized capital losses. When our review

12

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

indicates a decline in fair value for loan-backed and structured securities is other-than temporary and we intend to sell or do not have the intent and ability to hold for a sufficient time to recover our amortized cost, we treat the security as an OTTI and reduce the carrying value to fair value through a specific write down to realized capital losses. If we have the intent and ability to hold for a sufficient time to recover our amortized cost, the carrying value is reduced to the present value of future cash flows through a specific write down to realized capital losses.

We monitor the financial condition and operations of the issuers of bonds, common stocks and preferred stocks that could potentially have a credit impairment that is an OTTI. In determining whether or not an unrealized loss is an OTTI, we review factors such as:

●	historical operating trends;

●	business prospects;

●	status of the industry in which the issuer operates;

●	analyst ratings on the issuer and sector;

●	quality of management;

●	size of the unrealized loss;

●	level of current market interest rates compared to market interest rates when the security was purchased;

●	length of time the security has been in an unrealized loss position; and

●	our intent and ability to hold the security.

In order to determine the credit and non-credit impairment loss for a loan-backed and structured security, every quarter we estimate the future cash flows we expect to receive over the remaining life of the instrument as well as review our plans to hold or sell the instrument. Significant assumptions regarding the present value of expected cash flows for each security are used when an OTTI occurs and there is a non-credit portion of the unrealized loss that will not be recognized in earnings. Our assumptions for residential mortgage-backed securities, commercial mortgage-backed securities and other asset-backed securities include collateral pledged, guarantees, vintage, anticipated principal and interest payments, prepayments, default levels, severity assumptions, delinquency rates and the level of nonperforming assets for the remainder of the investments' expected term. We use a single best estimate of cash flows approach and use the effective yield prior to the date of impairment to calculate the present value of cash flows.

After an OTTI write down of all bonds not backed by other loans, common stock and preferred stock, the cost basis is not adjusted for subsequent recoveries in fair value. However, for loan-backed and structured securities for which we can reasonably estimate future cash flows after a write down, the discount or reduced premium recorded, based on the new cost basis, is amortized over the remaining life of the security. Amortization in this instance is computed using the prospective method and the current estimate of the amount and timing of future cash flows.

The asset valuation reserve (AVR) is established to provide for anticipated losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for unrealized capital gains and losses and realized capital gains and losses including credit related OTTI's, net of amounts attributed to changes in the general level of interest rates. We defer, in the interest maintenance reserve (IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans attributable to changes in the general level of interest rates including non-credit related OTTI's and amortize those deferrals over the remaining period to maturity of the security.

Interest Income

Interest income is recognized on an accrual basis. Dividends are recorded on the ex-dividend date. All past due interest on invested assets, if deemed uncollectible, is excluded from investment income. Interest income due on bonds more than 90 days overdue and mortgages more than 180 days overdue and deemed collectible are nonadmitted assets. We did not have any interest income more than 90 days overdue on December 31, 2023, 2022 or 2021. The gross and admitted amount for interest income due and accrued is $69.7 million at December 31, 2023 and $71.5 at December 31, 2022. We did not have any deferred interest at December 31, 2023, 2022 or 2021. Cumulative paid-in-kind interest included in principal is less than $0.1 million at December 31, 2023, 2022 and 2021.

13

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

Cash, Cash Equivalents and Short-term Investments

For purposes of the statement of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Short-term investments have remaining maturities of one year or less, but greater than three months at the time of acquisition, and are reported at cost adjusted for amortization of premiums and accrual of discounts.

Other Assets

Other assets consists primarily of company owned life insurance which is carried at the policy's cash surrender value totaling $79.1 million at December 31, 2023 and $77.5 million at December 31, 2022. The cash surrender value of the investments held within the policy's investment vehicle totaled $71.5 million at December 31, 2023 and $69.7 million at December 31, 2022 and was allocated into the following categories based on primary underlying investment characteristics: 22% bonds, 10% real estate, 32% cash and short-term and 36% other invested assets.

Property and Equipment

Property and equipment, comprised primarily of furniture, equipment and capitalized software costs, are reported at cost less allowances for depreciation and amortization. We have no property and equipment included as an admitted asset on our balance sheets on December 31, 2023 or 2022. Depreciation and amortization expense is computed primarily using the straight-line method over the estimated useful lives of the assets, ranging from three to twenty years. Depreciation and amortization expense was $2.9 million in 2023, $2.9 million in 2022 and $3.6 million in 2021.

There have been no material changes to our capitalization policy during the year.

Deferred Income Taxes

Deferred income tax assets or liabilities are computed based on the differences between the financial statement and income tax bases of assets and liabilities using the enacted tax rates expected to be in effect when the assets or liabilities are recovered or settled. Deferred income taxes do not include amounts for state taxes. Changes in deferred income tax assets and liabilities are recorded directly to unassigned surplus. Gross deferred income tax assets are reduced by a statutory valuation allowance if it is more-likely-than-not that all or a portion of the deferred income tax assets will not be realized. Any remaining adjusted gross deferred income tax assets are admitted in an amount equal to (a) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks of existing deductible temporary differences that are expected to reverse during the time frame corresponding with the IRS capital loss carryback provisions, not to exceed three years, (b) the lesser of the remaining adjusted gross deferred income tax assets expected to reverse within the applicable period following the balance sheet date or the applicable percentage of statutory capital and surplus excluding any net deferred income tax assets, EDP equipment and operating system software, and net positive goodwill, and (c) the amount of adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. Any remaining adjusted gross deferred income tax assets are nonadmitted. The applicable period (ranging from 0-3 years) and the applicable percentage (ranging from 0%-15%) thresholds used to determine admitted deferred income tax assets are based on a sliding scale of the authorized control level risk-based capital ratio, excluding deferred income tax assets.

Policy Reserves

The reserves for life, annuity and accident and health (A&H) policies, all developed by actuarial methods, are established and maintained on the basis of published mortality and morbidity tables using assumed interest rates and valuation methods that will provide, in the aggregate, reserves that are equal to or greater than the minimum valuation required by law and guaranteed policy cash values.

14

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

Recognition of Premium Revenues and Costs

Premiums are recognized as revenues over the premium-paying period, whereas commissions and other costs applicable to the acquisition of new business are charged to operations as incurred.

Dividends to Policyholders

Dividends payable to policyholders in the following year are charged to operations and are established by our Board of Directors. Participating business comprises approximately 6.8% in 2023, 7.3% in 2022 and 7.8% in 2021 of life insurance in force.

Separate Accounts

Our separate accounts are restricted assets and relate to variable individual annuities, supplementary contracts and life insurance products. Assets and liabilities of separate accounts are disclosed in the aggregate in the balance sheets. The statements of operations include the premiums, benefits and other items arising from the operations of our separate accounts. Premiums received related to separate accounts totaled $21.1 million in 2023, $16.0 million in 2022 and $10.3 million in 2021. The separate accounts, which are not guaranteed as to interest, are carried at the fair value of the underlying mutual funds and are available for withdrawal at fair value. The excess of the fair value of separate account assets over the aggregate reserves has been recorded as an additional liability, which represents the amount accrued for expense allowances recognized in the reserve. Aggregate reserves were $613.4 million on December 31, 2023 and $560.2 million on December 31, 2022 and accrued expense allowances were $0.2 million on December 31, 2023 and on December 31, 2022.

Restricted Assets

Assets of a restricted nature include the following held at carrying value unless otherwise stated:

	December 31,
	2023	2022

	(Dollars in thousands)
Federal Home Loan Bank of Des Moines (FHLB) capital stock	$29,182	$33,527
Bonds on deposit with the state of New Mexico	325	224
Bonds pledged as collateral to the FHLB, see Note 4	713,198	762,460
Other collateral	13,411	14,327
Total restricted assets	$756,116	$810,538

Reinsurance

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded. See Note 5 for additional reinsurance discussion.

Stockholder Dividends

We paid cash dividends of $74.0 million to our parent in 2023. A cash dividend totaling $12.8 million was paid on March 29, 2023, a cash dividend of $27.5 million was paid on June 26, 20223 a cash dividend of $6.5 million was paid on September 25, 2023 and a cash dividend of $27.2 million was paid on December 27, 2023. In 2022, we paid dividends of $39.0 million. A cash dividend totaling $6.8 million was paid on March 29, 2022, a cash dividend of $6.7 million was paid of June 28, 2022, a cash dividend of $10.0 million was paid on September 27, 2022 and a cash dividend of $15.5 million was paid on December 28, 2022. We obtain regulatory approval for dividends that are considered extraordinary due to the timing and amount of dividends paid in the prior year. There were no extraordinary dividends paid in 2023 or in 2022.

15

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

Our ability to pay dividends to our stockholder is restricted by the Iowa Insurance Holding Company Act to earned surplus arising from our business as of the date the dividend is paid. In addition, prior approval of the Iowa Insurance Commissioner is required for a dividend distribution of cash or other property whose fair value, together with that of other dividends made within the preceding 12 months, exceeds the greater of (i) 10% of policyholders' surplus as of the preceding year end, or (ii) the statutory net gain from operations of the insurer for the preceding calendar year. During 2024, the maximum amount legally available for distribution that we could pay to our parent company without further regulatory approval is $71.9 million.

2. Investment Operations

On December 31, 2023 and 2022, the carrying value and estimated fair value of our bonds and preferred stock investments, which comprise our portfolio of debt securities, are as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

December 31, 2023	(Dollars in thousands)
Bonds:
United States Government and agencies	$59,918	$37	$(17,126)	$42,829
Foreign Governments	10,448	39	(2,431)	8,056
States and political subdivisions	1,083,177	20,681	(108,641)	995,217
Industrial and miscellaneous	3,621,202	37,960	(347,871)	3,311,291
Residential mortgage-backed	512,765	5,377	(88,848)	429,294
Commercial mortgage-backed	999,654	2,854	(178,402)	824,106
Other asset-backed	905,906	5,417	(58,649)	852,674
Total bonds	7,193,070	72,365	(801,968)	6,463,467

Preferred stocks	35,984	11	(445)	35,550
	$7,229,054	$72,376	$(802,413)	$6,499,017
December 31, 2022
Bonds:
United States Government and agencies	$61,522	$30	$(17,992)	$43,560
States and political subdivisions	1,272,625	18,095	(138,007)	1,152,713
Industrial and miscellaneous	3,690,557	21,832	(461,541)	3,250,848
Residential mortgage-backed	524,802	5,156	(89,117)	440,841
Commercial mortgage-backed	987,208	1,298	(158,679)	829,827
Other asset-backed	746,656	3,465	(74,764)	675,357
Total bonds	7,283,370	49,876	(940,100)	6,393,146

Preferred stocks	45,260	—	(376)	44,884
	$7,328,630	$49,876	$(940,476)	$6,438,030

The carrying value and estimated fair value of our portfolio of debt securities on December 31, 2023, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Debt securities not due at a single maturity date have been included in the table below in the year of final contractual maturity.

16

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

	Carrying Value	Fair Value

	(Dollars in thousands)

Due in one year or less	$104,252	$103,341
Due after one year through five years	612,563	604,398
Due after five years through ten years	725,892	691,235
Due after ten years	3,332,038	2,958,419
	4,774,745	4,357,393
Mortgage-backed and other asset-backed	2,418,325	2,106,074
Total bonds	$7,193,070	$6,463,467

On December 31, 2023 and 2022, the cost and estimated fair value of our common stocks and gross unrealized gains and losses from these investments are as follows:

		Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value

December 31, 2023		(Dollars in thousands)
Unaffiliated common	$39,283	$6	$—	$39,289

December 31, 2022
Unaffiliated common	$43,627	$589	$(72)	$44,144

The following tables set forth the estimated fair value and gross unrealized losses of securities in an unrealized loss position as of December 31, 2023 and 2022, listed by the length of time the securities have been in an unrealized loss position:

	Less than one year		One year or more			Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized	Percent
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses	of Total

December 31, 2023	(Dollars in thousands)
United States Government and agencies	$—	$—	$37,970	$(17,126)	$37,970	$(17,126)	2.1%
Foreign Government	—	—	7,276	(2,431)	7,276	(2,431)	0.3
States and political subdivisions	43,096	(775)	520,684	(107,866)	563,780	(108,641)	13.5
Industrial and miscellaneous	162,854	(4,936)	2,371,212	(342,935)	2,534,066	(347,871)	43.4
Residential mortgage-backed	11,178	(176)	360,510	(88,672)	371,688	(88,848)	11.1
Commercial mortgage-backed	61,618	(514)	546,767	(58,135)	608,385	(58,649)	7.3
Other asset-backed	55,951	(1,096)	711,158	(177,306)	767,109	(178,402)	22.2
Preferred stocks	5,028	(21)	2,576	(424)	7,604	(445)	0.1
Total	$339,725	$(7,518)	$4,558,153	$(794,895)	$4,897,878	$(802,413)	100%
December 31, 2022

United States Government and agencies	$24,261	$(4,796)	$14,491	$(13,196)	$38,752	$(17,992)	1.9%
States and political subdivisions	588,415	(106,851)	58,445	(31,156)	646,860	(138,007)	14.7
Industrial and miscellaneous	2,505,976	(367,681)	209,648	(93,860)	2,715,624	(461,541)	49.1
Residential mortgage-backed	326,354	(61,464)	70,914	(27,653)	397,268	(89,117)	9.5
Commercial mortgage-backed	731,989	(120,561)	58,978	(38,118)	790,967	(158,679)	16.9
Other asset-backed	477,563	(53,501)	114,939	(21,263)	592,502	(74,764)	7.9
Preferred stocks	6,941	(59)	2,683	(317)	9,624	(376)	—
Total	$4,661,499	$(714,913)	$530,098	$(225,563)	$5,191,597	$(940,476)	100%

The above table represents 1,941 securities from 1,251 issuers on December 31, 2023 and 2,096 securities from 1,352 issuers on December 31, 2022 with unrealized losses.

17

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

Unrealized losses decreased during 2023 primarily due to a decrease in US treasury rates. We do not consider securities to be OTTI when the market decline is attributable to factors such as interest rate movements, market volatility, liquidity, spread widening and credit quality when recovery of all amounts due under the contractual terms of the security is anticipated. Based on our intent not to sell or our belief that we will not be required to sell these securities before recovery of their amortized cost basis, we do not consider these investments to be OTTI on December 31, 2023. We will continue to monitor the investment portfolio for future changes in issuer facts and circumstances that could result in future impairments beyond those currently identified.

The Company did not have any loan-backed and structured securities that have had OTTI charges taken against them for which there is an intent to sell or the inability or lack of intent to retain such investment for a period of time sufficient to recover the amortized cost basis during 2023 or 2022.

The following table sets forth the loan-backed and structured securities, by cusip, with a recognized OTTI, for which the present value of cash flows expected to be collected is less than the amortized cost basis of the securities as of December 31, 2023. The Company did not have any securities with a recognized OTTI due to the present value of cash flows expected to be collected being less than the amortized cost basis of the securities during 2022.

	Book/Adjusted Carrying Value	Present Value of
	Amortized Cost Before Current	Projected Cash	Recognized	Amortized Cost	Fair Value at
Cusip	Period OTTI	Flows	OTTI	after OTTI	time of OTTI
	(Dollars in thousands)
45660NSQ9	$2,636	$1,790	$846	$1,790	$1,762
Total	$2,636	$1,790	$846	$1,790	$1,762

The following table shows the estimated fair value and gross unrealized losses of our loan-backed and structured securities held as of the end of the year for which an OTTI loss has not been recognized in earnings as a realized capital loss, aggregated by length of time these bonds have been in a continuous gross unrealized loss position.

	Less than one year		One year or more		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses

	(Dollars in thousands)
December 31, 2023	$129,129	$(1,797)	$1,624,856	$(324,231)	$1,753,985	$(326,028)
December 31, 2022	$1,547,383	$(235,916)	$244,832	$(87,034)	1,792,215	(322,950)

We held real estate investments that have been non-income producing for the twelve months ended December 31, 2023 and December 31, 2022 with a carrying value totaling $1.0 million on December 31, 2023 and December 31, 2022.

Our mortgage loan portfolio consists of commercial mortgage loans that we have originated. Our lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type. We originate loans with an initial loan-to-value ratio that provides sufficient collateral to absorb losses should we be required to foreclose and take possession of the collateral. In order to identify impairment losses, management maintains and regularly reviews a watch list of mortgage loans that have heightened risk. These loans may include those with borrowers delinquent on contractual payments, borrowers experiencing financial difficulty, increases in rental real estate vacancies and significant declines in collateral value. We evaluate each of our mortgage loans individually and recognize an impairment loss, if needed, for each impaired loan identified. An estimated loss is needed for loans for which we do not believe we will collect all amounts due according to the contractual terms of the respective loan agreements.

Any loan delinquent on contractual payments is considered non-performing. Mortgage loans are placed on non-accrual status if we have concerns regarding the collectability of future payments. Interest income on non-performing loans is generally recognized on a cash basis. Once mortgage loans are classified as non-accrual loans, the resumption of the interest accrual

18

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

would commence only after all past due interest has been collected or the mortgage loan has been restructured such that the collection of interest is considered likely. On December 31, 2023 and December 31, 2022, there were no non-performing loans over 90 days past due on contractual payments.

Our commercial mortgage loan portfolio can include loans that have been modified. We assess loan modifications on a loan-by-loan basis to evaluate whether a troubled-debt restructuring has occurred. Generally, the types of concessions include reduction of the contractual interest rate to a below-market rate, extension of the maturity date, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining if an impairment loss is needed for the restructuring. There were no loan modifications during the years ended December 31, 2023 or December 31, 2022.

Mortgage Loans by Collateral Type

	December 31, 2023		December 31, 2022
	Carrying Value	Percent of Total	Carrying Value	Percent of Total

		(Dollars in thousands)
Retail	$282,337	30.5%	$309,510	31.4%
Industrial	259,800	28.1	265,892	26.9
Office	217,559	23.5	238,518	24.1
Apartment	155,977	16.8	159,365	16.1
Other	10,489	1.1	14,813	1.5
Total	$926,162	100.0%	$988,098	100.0%

Mortgage Loans by Geographic Location within the United States

	December 31, 2023		December 31, 2022
	Carrying Value	Percent of Total	Carrying Value	Percent of Total

		(Dollars in thousands)
Pacific	$192,616	20.8%	$206,877	20.9%
South Atlantic	185,070	20.0	197,703	20.0
East North Central	178,395	19.3	194,322	19.7
Mountain	116,625	12.6	122,106	12.4
East South Central	82,185	8.9	81,011	8.2
Middle Atlantic	64,970	7.0	67,175	6.8
West North Central	52,877	5.7	58,402	5.9
West South Central	49,304	5.3	52,395	5.3
New England	4,120	0.4	8,107	0.8
Total	$926,162	100.0%	$988,098	100.0%
Mortgage Loans by Loan-to-Value Ratio

	December 31, 2023		December 31, 2022
	Carrying Value	Percent of Total	Carrying Value	Percent of Total

		(Dollars in thousands)
0% - 50%	$524,863	56.7%	$505,138	51.1%
51% - 60%	260,011	28.1	324,716	32.9
61% - 70%	131,788	14.2	142,269	14.4
71% - 80%	9,500	1.0	15,975	1.6
Total	$926,162	100.0%	$988,098	100.0%

19

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

The loan-to-value ratio is determined using the most recent appraised value. Appraisals are updated periodically when there is indication of a possible significant collateral decline or loan modifications or refinance requests.

Mortgage Loans by Year of Origination

	December 31, 2023		December 31, 2022
	Carrying Value	Percent of Total	Carrying Value	Percent of Total

		(Dollars in thousands)
2023	$3,500	0.4%	$—	—%
2022	168,443	18.2	170,718	17.3
2021	150,316	16.2	154,385	15.6
2020	70,460	7.6	72,529	7.3
2019	59,262	6.4	60,875	6.2
2018 and prior	474,181	51.2	529,591	53.6
Total	$926,162	100.0%	$988,098	100.0%

We had no impaired loans during 2023 or at December 31, 2022. The average investment balance of impaired loans was $2.1 million in 2022. Interest income recognized on impaired loans was $0.1 million in 2022 and $0.2 million in 2021. Interest income on impaired loans is recognized on the accrual basis to the extent it is deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.

The minimum and maximum new lending rates for mortgage loans issued during 2023 was 6.62%. For the portfolio of mortgage loans, the maximum percentage of any one loan to the value of the property at the time of the loan, exclusive of insured or guaranteed or money mortgages, was 83%. During 2023, there were no mortgage loans that experienced interest rate reductions through refinancing.

We had outstanding commitments of $10.0 million on December 31, 2023 to provide additional funding for mortgage loans.

On December 31, 2023, we have privately placed corporate securities commitments totaling $7.0 million.

Our LIHTC remaining years of unexpired tax credits ranged from 1 to 6 years on December 31, 2023. These investments have a required holding period of 15 years. The Company recognized tax credits and other tax benefits of $4.8 million during 2023, $7.4 million during 2022 and $12.5 million in 2021. There are no LIHTC under regulatory review. The LIHTC do not exceed 10% of the total admitted assets. The carrying value of these investments, which are included in the other invested assets, was $7.6 million on December 31, 2023 and $13.5 million on December 31, 2022.

We have given commitments to provide additional capital to various limited partnerships and limited liability corporations. The total remaining commitment amount is $235.9 million. Of this amount, $235.6 million represents limited partnership and limited liability corporation commitments and $0.3 million represents LIHTC investment commitments, which are summarized by year in the following table:

Amount of Remaining
Year Due	LIHTC Commitments
(Dollars in thousands)
2024	$18
2025	1
2028	320
Total	$339

20

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

Components of net investment income are as follows:

	Year ended December 31,
	2023	2022	2021

Income (loss):	(Dollars in thousands)
Bonds	$326,809	$319,882	$323,846
Preferred stocks	2,920	3,616	4,480
Common stocks	3,507	2,795	3,186
Mortgage loans	40,046	44,348	53,213
Policy loans	9,133	8,940	8,991
Amortization of interest maintenance reserve	1,497	2,473	3,214
Derivative instruments	(380)	(9,423)	16,377
Other invested assets	9,564	10,508	1,364
Other	1,791	418	(212)
Total investment income	394,887	383,557	414,459

Total investment expenses	(8,699)	(6,553)	(12,607)
Net investment income	$386,188	$377,004	$401,852

There were 9 securities called with prepayment penalty income totaling $2.4 million during 2023, 29 securities called with prepayment penalty income totaling $3.7 million during 2022 and 58 securities called with prepayment penalty totaling $5.6 million during 2021.

Components of realized capital gains and losses are as follows:

	Year ended December 31,
	2023	2022	2021
Realized capital gains (losses)	(Dollars in thousands)
Bonds	$(9,011)	$(2,986)	$2,802
Preferred stocks	(20)	(416)	991
Mortgage loans	(659)	(972)	—
Real estate	6,156	—	—
Derivatives	5	(67)	—
Other invested assets	(552)	(50)	(334)
Total realized capital gains (losses)	(4,081)	(4,491)	3,459
Realized gains transferred to IMR, net of tax	545	1,504	(975)
Capital gains tax benefit (expense)	857	943	(726)
Net realized capital gains (losses)	$(2,679)	$(2,044)	$1,758

21

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

Proceeds from sales and disposals and realized capital gains (losses) on bonds and realized losses from OTTI by type are as follows:

	Year ended December 31,
	2023	2022	2021

	(Dollars in thousands)
Proceeds from sales	$106,045	$397,521	$64,586
Gross realized capital gains	1,070	4,580	3,625
Gross realized capital losses	(6,868)	(7,141)	(1,037)
OTTI bonds	(2,575)	(752)	(76)
OTTI other invested assets	(450)	(50)	(50)

Derivative Instruments

We hold call options backing our index products. Although the call options are designed to be effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting treatment under SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities. We have elected to adopt Iowa Administrative Code Section 191-97, which allows call option derivative instruments that hedge the growth in interest credited on index products to be accounted for at amortized cost with the corresponding amortization recorded as a decrease in net investment income. Call options with a book value of $23.3 million on December 31, 2023 and $17.8 million on December 31, 2022 are included in other invested assets in the balance sheets. The notional amounts of the call options were $1,260.3 million at December 31, 2023 and $1,158.3 million on December 31, 2022.

We utilize a credit default swap (CDS) program initiative focused on enhancing investment portfolio return through underwriting comparable exposure to fixed income securities that may not be available in the primary market. We sell protection on an identified name or names on an unfunded or synthetic basis in return for receiving a quarterly premium. The premium generally corresponds to a referenced name's credit spread at the time the agreement is executed. At the same time of executing the sell protection trade, we enter into a synthetic transaction where we utilize a currently owned quality cash bond matched against the CDS thereby entering into a synthetic transaction replicating a cash security. Premium payments paid or received on CDS are recorded as an adjustment to net investment income. The CDS are recorded at amortized cost, consistent with the synthetic asset transactions and cash component. Therefore, they are not marked to market. CDS book value is $2.0 million on December 31, 2023 and $1.5 million on December 31, 2022 and included in other invested assets in the company financial statements.

We may be exposed to credit losses in the event of non-performance of the counterparties with regard to derivatives. The credit exposure of the Company’s derivatives is limited to the net positive value of derivatives at the reporting date after taking into account the existence of collateral received from the counterparty. The company manages its credit risk related to derivatives by entering into transactions with credit-worthy counterparties and monitoring exposure limits. The Company’s over-the-counter (OTC) derivative transactions are governed by ISDA Master Agreements and include Credit Support Annex provisions that require both the pledging and accepting of collateral in connection with its OTC derivatives. The Company's CDS derivatives are cleared and settled through a central clearing counterparty. The CDS derivative transactions are subject to events of default defined within the terms of the contract, which normally consist of bankruptcy, failure to pay, or modified restructuring of the reference entity and/or issue. If a default event occurs for a reference name or security, we are obligated to pay the counterparty an amount equal to the notional amount of the credit derivative transaction. As a result, our maximum future payment is equal to the notional amount of the credit derivative which was $215.0 million on December 31, 2023 and $200.0 million at December 31, 2022 and a fair value of $1.0 million and $1.1 million respectively.

We have cash collateral related to derivative transactions with a market value of $63.4 million on December 31, 2023 and $20.0 million on December 31, 2022. We do not hold any off-balance sheet collateral on December 31, 2023 or December 31, 2022.

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Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

3. Fair Values of Financial Instruments

Fair value is based on an exit price, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As not all financial instruments are actively traded, various valuation methods may be used to estimate fair value. These methods rely on observable market data or, if observable market data is not available, the best information available. Significant judgment may be required to interpret the data and select the assumptions used in the valuation estimates, particularly when observable market data is not available.

In the discussion that follows, we have ranked our financial instruments by the level of judgment used in the determination of the fair values presented above. The levels are defined as follows:

•	Level 1 - Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities.

•	Level 2 - Fair values are based on inputs, other than quoted prices from active markets, that are observable for the asset or liability, either directly or indirectly.

•	Level 3 - Fair values are based on significant unobservable inputs for the asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument. From time to time there may be movements between levels as inputs become more or less observable, which may depend on several factors including the activity of the market for the specific security, the activity of the market for similar securities, the level of risk spreads and the source from which we obtain the information. Transfers in or out of any level are measured as of the beginning of the period.

We have no financial instruments measured at fair value on a nonrecurring basis. The following methods and assumptions were used in estimating the fair value of our financial instruments on a recurring basis:

Fixed maturities:

Level 1 bonds consist of U.S. Treasury issues that are actively traded, allowing us to use current market prices as an estimate of their fair value.

Level 2 bonds consist of industrial and miscellaneous, mortgage- and other asset-backed, United States Government agencies, state and political subdivisions and private placement corporate securities with observable market data, and in some circumstances recent trade activity. When quoted prices of identical assets in active markets are not available, our first priority is to obtain prices from third party pricing vendors. We have regular interaction with these vendors to ensure we understand their pricing methodologies and to confirm they are utilizing observable market information. Their methodologies vary by asset class and include inputs such as estimated cash flows, benchmark yields, reported trades, credit quality, industry events and economic events. Bonds with validated prices from pricing services, which includes the majority of our public bonds in all asset classes, are generally reflected in Level 2.

Also included in Level 2 are private placement corporate bonds with no quoted market prices available, for which an internal model using substantially all observable inputs or a matrix pricing valuation approach is used. In the matrix approach, securities are grouped into pricing categories that vary by sector, rating and average life. Each pricing category is assigned a risk spread based on studies of observable public market data. The expected cash flows of the security are then discounted back at the current Treasury curve plus the appropriate risk spread.

Level 3 bonds include private placements, mortgage- and other asset-backed for which there is little or no current market data available. We use external pricing sources, or if prices are not available, we will estimate fair value internally. Fair values of private corporate investments in Level 3 are determined by reference to the public market, private transactions or valuations for comparable companies or assets in the relevant asset class when such amounts are available. For other

23

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

securities for which an exit price based on relevant observable inputs is not obtained, the fair value is determined using a matrix calculation. Fair values estimated through use of matrix pricing methods rely on an estimate of credit spreads to a risk free U.S. Treasury yield. Selecting the credit spread requires judgment based on an understanding of the security and may include a market liquidity premium. Our selection of comparable companies as well as the level of spread requires significant judgment. Increases in spreads used in our matrix models, or those used to value comparable companies, will result in a decrease in discounted cash flows used, and accordingly in the estimated fair value of the security.

We obtain bond fair values from a variety of external independent pricing services, including brokers, with access to observable data including recent trade information, if available. In certain circumstances in which an external price is not available for a Level 3 security, we will internally estimate its fair value. Our process for evaluation and selection of the fair values includes:

•	We follow a “pricing waterfall” policy, which establishes the pricing source preference for a particular security or security type. The order of preference is based on our evaluation of the valuation methods used, the source's knowledge of the instrument and the reliability of the prices we have received from the source in the past. Our valuation policy dictates that fair values are initially sought from third party pricing services. If our review of the prices received from our preferred source indicates an inaccurate price, we will use an alternative source within the waterfall and document the decision. In the event that fair values are not available from one of our external pricing services or upon review of the fair values provided it is determined that they may not be reflective of market conditions, those securities are submitted to brokers familiar with the security to obtain non-binding price quotes. Broker quotes tend to be used in limited circumstances such as for newly issued, private placement and other instruments that are not widely traded. For those securities for which an externally provided fair value is not available, we use cash flow modeling techniques to estimate fair value.

•	We evaluate third party pricing source estimation methodologies to assess whether they will provide a fair value that approximates a market exit price.

•	We perform an overall analysis of portfolio fair value movement against general movements in interest rates and spreads.

•	We compare period-to-period price trends to detect unexpected price fluctuation based on our knowledge of the market and the particular instrument. As fluctuations are noted, we will perform further research that may include discussions with the original pricing source or other external sources to ensure we are in agreement with the valuation.

•	We compare prices between different pricing sources for unusual disparity.

•	We meet at least quarterly with our Investment Committee, the group that oversees our valuation process, to discuss valuation practices and observations during the pricing process.

Preferred stocks:

Level 2 preferred stocks are priced with an estimated fair value obtained from external pricing sources using a matrix pricing approach.

Level 3 preferred stocks estimated fair value is based on the values of comparable securities which are actively traded. Increase in spreads used in our matrix models, or those used to value comparable companies, will result in a decrease in discounted cash flows used, and accordingly the estimated fair value of the security.

In the case for which external pricing services are used for Level 2 preferred stocks, our review process is consistent with the process used to determine the fair value of bonds as discussed above.

24

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

Common stocks:

Level 2 common stocks consist of common stock issued by the FHLB, with estimated fair value based on the current redemption value of the shares.

Level 3 common stocks consist of a private stock priced at cost that was deemed to approximate fair value.

In the case for which external pricing services are used for certain Level 2 common stocks, our review process is consistent with the process used to determine the fair value of bonds as discussed above.

Mortgage loans:

Mortgage loans are a Level 3 measurement as there is no current market for the loans. The fair value of our mortgage loans is estimated internally using a matrix pricing approach. Along with specific loan terms, two key management assumptions are required including the risk rating of the loan (our current rating system A-highest quality, B-moderate quality, C-low quality and W-watch or F-foreclosure) and estimated spreads for new loans over the U.S. Treasury yield curve. Spreads are updated quarterly and loans are reviewed and rated annually with quarterly adjustments should significant changes occur. Our determination of each loan's risk rating as well as selection of the credit spread requires significant judgment. A higher risk rating, as well as an increase in spreads, would result in a decrease in discounted cash flows used, and accordingly the fair value of the loan. The fair value of mortgage loans may also be based on the fair value of the underlying real estate collateral less cost to sell.

Policy loans:

Policy loans are a Level 3 measurement as there is no current market since they are specifically tied to the underlying insurance policy. The loans are relatively risk free as they cannot exceed the cash surrender value of the insurance policy. Fair values are estimated by discounting expected cash flows using a risk-free interest rate based on the U.S. Treasury curve. An increase in the risk-free interest rate would result in a decrease in discounted cash flows used, and accordingly the fair value of the loan.

Cash, cash equivalents and short-term investments:

Level 1 cash, cash equivalents and short-term investments are highly liquid instruments for which historical cost approximates fair value.

Other invested assets:

Derivatives include index options valued by a third-party service that uses observable terms, dividend yields and index values and credit default swaps that are valued by the clearinghouse. Both of these are Level 2.

Level 2 surplus notes are priced by third party pricing vendors of which our review process is consistent with the process used to determine the fair value of bonds as discussed above. The level 3 promissory note and residuals are valued at our internal estimate of the proceeds we will receive. As allowed by NAIC SAP, fair values are not assigned to investments accounted for using the equity method.

Assets held in separate accounts:

Level 1 assets held in separate accounts consist of mutual funds that are actively traded, allowing us to use current market prices as an estimate of their fair value.

25

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

Valuation of our Financial Instruments at Fair Value by Hierarchy Levels

	December 31, 2023
						Not
						Practicable	Net Asset
	Aggregate	Admitted				(Carrying	Value
	Fair Value	Assets	Level 1	Level 2	Level 3	Value)	(NAV)

	(Dollars in thousands)
Assets
Bonds	$6,463,467	$7,193,070	$36,298	$6,264,544	$162,625	$—	$—
Preferred stocks	35,550	35,984	—	32,974	2,576	—	—
Common stocks unaffiliated (1)	39,289	39,289	—	29,182	—	—	10,107
Mortgage loans	831,678	926,162	—	—	831,678	—	—
Policy loans	209,915	190,256	—	—	209,915	—	—
Cash, cash equivalents & short-
term investments	36,371	36,371	36,371	—	—	—	—
Other invested assets:
Derivative instruments	64,539	25,248	—	64,539	—	—	—
Surplus notes	77,017	84,668	—	74,969	2,048	—	—
Assets held in separate accounts	613,649	613,649	613,649	—	—	—	—
Total	$8,371,475	$9,144,697	$686,318	$6,466,208	$1,208,842	$—	$10,107
Liabilities
Derivatives	(122)	$(412)	$—	$(122)	$—	$—	$—
Total	$(122)	$(412)	$—	$(122)	$—	$—	$—

Valuation of our Financial Instruments at Fair Value by Hierarchy Levels

	December 31, 2022
						Not
						Practicable	Net Asset
	Aggregate	Admitted				(Carrying	Value
	Fair Value	Assets	Level 1	Level 2	Level 3	Value)	(NAV)

	(Dollars in thousands)
Assets
Bonds	$6,393,146	$7,283,370	$35,821	$6,190,949	$166,376	$—	$—
Preferred stocks	44,884	45,260	—	44,884	—	—	—
Common stocks unaffiliated (1)	44,144	44,144	—	33,527	584	—	10,033
Mortgage loans	874,276	988,098	—	—	874,276	—	—
Policy loans	203,069	184,110	—	—	203,069	—	—
Cash, cash equivalents & short-
term investments	(7,401)	(7,401	(7,401)	—	—	—	—
Other invested assets:
Derivative instruments	21,270	19,295	—	21,270	—	—	—
Surplus notes	74,822	84,499	—	73,729	1,093	—	—
Assets held in separate accounts	560,409	560,409	560,409	—	—	—	—
Total	$8,208,619	$9,201,784	$588,829	$6,364,359	$1,245,398	$—	$10,033
Liabilities

Derivatives	(478)	$(355)	$—	$(478)	$—	$—	$—
Total	$(478)	$(355)	$—	$(478)	$—	$—	$—

26

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

(1) A private equity fund with a fair value estimate of $10.1 million on December 31, 2023 and $10.0 million on December 31, 2022 million using net asset value per share as a practical expedient, has not been classified in the fair value hierarchy above in accordance with fair value reporting guidance. This fund invests in senior secured middle market loans and was totally funded on December 31, 2023 and December 31, 2022. The investment is not currently eligible for redemption.

Valuation of our Financial Instruments held at Fair Value by Fair Value Hierarchy Levels

	December 31, 2023
	Level 1	Level 2	Level 3	Total	Net Asset Value (NAV)

Assets	(Dollars in thousands)
Bonds:
Industrial and miscellaneous	$—	$94	$—	$94	$—
Preferred stock	—	25,934	—	25,934	—
Common stocks unaffiliated	—	29,182	—	29,182	10,107
Assets held in separate accounts	613,649	—	—	613,649	—
Total assets at fair value/NAV	$613,649	$55,210	$—	$668,859	$10,107

Valuation of our Financial Instruments held at Fair Value by Fair Value Hierarchy Levels

	December 31, 2022
	Level 1	Level 2	Level 3	Total	Net Asset Value (NAV)

Assets	(Dollars in thousands)
Bonds:
Industrial and miscellaneous	$—	$211	$—	$211	$—
Preferred stock	—	35,259	—	35,259	—
Common stocks unaffiliated	—	33,527	584	34,111	10,033
Assets held in separate accounts	560,409	—	—	560,409	—
Total assets at fair value/NAV	$560,409	$68,997	$584	$629,990	$10,033

Change in Level 3 Financial Instruments Measured at Fair Value

				December 31, 2023
	Balance,	Transfers		Realized	Unrealized			Balance,
			Transfers	gains/(losses)	gains/(losses)
	December 31,	into	out of	included in	included in			December 31,
	2022	Level 3	Level 3	Income	Surplus	Purchases	Sales	2023

Assets	(Dollars in thousands)
Common stocks
unaffiliated	$584	$—	$—	$—	$(584)	$—	$—	$—
Total	$584	$—	$—	$—	$(584)	$—	$—	$—

27

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

				December 31, 2022
	Balance,	Transfers		Realized	Unrealized			Balance,
			Transfers	gains/(losses)	gains/(losses)
	December 31,	into	out of	included in	included in			December 31,
	2021	Level 3	Level 3	Income	Surplus	Purchases	Sales	2022

Assets	(Dollars in thousands)
Common stocks
unaffiliated	$202	$—	$—	$—	$382	$—	$—	$584
Total	$202	$—	$—	$—	$382	$—	$—	$584

4. Policy and Contract Attributes and Borrowed Money

We waive deduction of deferred fractional premiums upon death of the insured and return any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Several methods are employed in the reserving for substandard lives, depending on the plan and date of issue. In some cases, extra premiums are charged for substandard lives in addition to the regular gross premium for the true age. Mean reserves are generally based on appropriate multiples of standard rates of mortality, but in some cases, the extra reserve held is equal to one-half the gross annual premium. There is one plan for which substandard cases are assigned an adjusted age and all reserves are calculated at standard mortality rates for the adjusted age. The tabular interest has been determined by formula as described in the NAIC Annual Statement Instructions (Instructions) for all business except universal life and variable universal life, for which tabular interest was determined from basic policy data. The tabular less actual reserve released and tabular cost have been determined by formula as described in the Instructions. The determination of tabular interest on funds not involving life contingencies is based on accounting data.

A portion of our policy reserves and other policyholders' funds relate to liabilities established on a variety of our products that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty.

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Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

The carrying values on these products by withdrawal characteristics are summarized as follows:

	December 31, 2023
	General Account	Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(Dollar in thousands)
Individual Annuities
Subject to discretionary withdrawal:
with market value adjustment	$—	$—	—	$—	—%
at book value less current surrender charge of 5% or
more	1,134,826	—	—	1,134,826	29%
at fair value	—	—	—	—	—%
Total with market value adjustment or at fair value	1,134,826	—	—	1,134,826	29%
At book value with minimal adjustment	2,396,974	—	275,967	2,672,941	67%
Not subject to discretionary withdrawal	146,720	—	—	146,720	4%
Total (gross: direct + assumed)	3,678,520	—	275,967	3,954,487	100%
Reinsurance ceded	—	—	—	—
Total (net)	$3,678,520	$—	$275,967	$3,954,487
Amount included at book value less surrender charge that
will move to book value with minimal adjustment in the
year after the statement date:	$456,087	—	—	$456,087

Group Annuities
Subject to discretionary withdrawal:
Total with market value adjustment or at fair value	$—	$—	—	$—	—%
At book value with minimal adjustment	23,613	—	—	23,613	56%
Not subject to discretionary withdrawal	18,774	—	—	18,774	44%
Total (gross: direct + assumed)	42,387	—	—	42,387	100%
Reinsurance ceded	—	—	—	—
Total (net)	$42,387	$—	—	$42,387
Amount included at book value less surrender charge that
will move to book value with minimal adjustment in the
year after the statement date:	$—	$—	—	$—

Deposit-Type Contracts (without life contingencies)
Subject to discretionary withdrawal:
Total with market value adjustment or at fair value	$—	$—	—	$—	—%
At book value with minimal adjustment	414,931	—	100	415,031	43%
Not subject to discretionary withdrawal	561,041	—	—	561,041	57%
Total (gross: direct + assumed)	975,972	—	100	976,072	100%
Reinsurance ceded	—	—	—	—
Total (net)	$975,972	$—	$100	$976,072
Amount included at book value less surrender charge that
will move to book value with minimal adjustment in the
year after the statement date:	$—	$—	—	$—

29

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

	December 31, 2022
	General Account	Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
	(Dollar in thousands)
Individual Annuities
Subject to discretionary withdrawal:
with market value adjustment	$—	$—	—	$—	—%
at book value less current surrender charge of 5% or
more	975,834	—	—	975,834	25%
at fair value	—	—	—	—	—%
Total with market value adjustment or at fair value	975,834	—	—	975,834	25%
At book value with minimal adjustment	2,554,101	—	260,278	2,814,379	71%
Not subject to discretionary withdrawal	155,208	—	—	155,208	4%
Total (gross: direct + assumed)	3,685,143	—	260,278	3,945,421	100%
Reinsurance ceded	—	—	—	—
Total (net)	$3,685,143	$—	$260,278	$3,945,421
Amount included at book value less surrender charge that
will move to book value with minimal adjustment in the
year after the statement date:	$319,271	—	—	$319,271

Group Annuities
Subject to discretionary withdrawal:
Total with market value adjustment or at fair value	$—	$—	—	$—	—%
At book value with minimal adjustment	25,800	—	—	25,800	57%
Not subject to discretionary withdrawal	19,078	—	—	19,078	43%
Total (gross: direct + assumed)	44,878	—	—	44,878	100%
Reinsurance ceded	—	—	—	—
Total (net)	$44,878	$—	—	$44,878
Amount included at book value less surrender charge that
will move to book value with minimal adjustment in the
year after the statement date:	$—	$—	—	$—

Deposit-Type Contracts (without life contingencies)
Subject to discretionary withdrawal:
Total with market value adjustment or at fair value	$—	$—	—	$—	—%
At book value with minimal adjustment	504,261	—	89	504,350	45%
Not subject to discretionary withdrawal	615,959	—	—	615,959	55%
Total (gross: direct + assumed)	1,120,220	—	89	1,120,309	100%
Reinsurance ceded	—	—	—	—
Total (net)	$1,120,220	$—	$89	$1,120,309
Amount included at book value less surrender charge that
will move to book value with minimal adjustment in the
year after the statement date:	$—	$—	—	$—

30

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

A reconciliation of total annuity actuarial reserves and deposit fund liabilities follows:

	December 31, 2023	December 31, 2022
	(Dollars	in thousands)
Life and A&H Annual Statement:
Annuity reserves, total net	$3,613,888	$3,615,104
Supplementary contracts with life contingencies, total net	107,019	114,917
Deposit-type contracts, total net	975,972	1,120,220
	4,696,879	4,850,241
Separate Accounts Annual Statement:
Annuity reserves	275,967	260,278
Supplementary contracts with life contingencies	100	89
Total annuity actuarial reserves and deposit fund liabilities	$4,972,946	$5,110,608

Analysis of life actuarial reserves by withdrawal characteristics are below:

	December 31, 2023
	General Account			Separate Account - Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal:	(Dollars in thousands)

Term policies with cash value	$—	$59,643	$143,943	$—	$—	$—
Universal life	651,361	623,975	657,148	—	—	—
Universal life with secondary guarantees	82,479	57,948	401,087	—	—	—
Indexed universal life	323,165	240,942	245,573	—	—	—
Other permanent cash value life with secondary
guarantees	—	1,275,883	1,635,863	—	—	—
Variable universal life	174,589	173,282	142,383	337,582	337,582	337,365
Not subject to discretionary withdrawal:
Term policies without cash value	XXX	XXX	276,683	XXX	XXX	—
Accidental death benefits	XXX	XXX	265	XXX	XXX	—
Disability - active lives	XXX	XXX	2,600	XXX	XXX	—
Disability - disabled lives	XXX	XXX	13,771	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	34,952	XXX	XXX	—
Total (gross: direct + assumed)	$1,231,594	$2,431,673	$3,554,268	$337,582	$337,582	$337,365
Reinsurance ceded	—	—	74,244	—	—	—
Total (net)	$1,231,594	$2,431,673	$3,480,024	$337,582	$337,582	$337,365

31

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

	December 31, 2022
	General Account			Separate Account - Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal:	(Dollars in thousands)
Term policies with cash value	$—	$49,500	$137,926	$—	$—	$—
Universal life	665,397	634,489	671,517	—	—	—
Universal life with secondary guarantees	81,951	55,428	363,756	—	—	—
Indexed universal life	256,315	185,451	191,407	—	—	—
Other permanent cash value life with secondary guarantees	—	1,251,895	1,609,147	—	—	—
Variable universal life	171,678	170,362	143,654	300,042	300,042	299,851
Not subject to discretionary withdrawal:
Term policies without cash value	XXX	XXX	279,342	XXX	XXX	—
Accidental death benefits	XXX	XXX	282	XXX	XXX	—
Disability - active lives	XXX	XXX	13,796	XXX	XXX	—
Disability - disabled lives	XXX	XXX	7,248	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	33,383	XXX	XXX	—
Total (gross: direct + assumed)	$1,175,341	$2,347,125	$3,451,458	$300,042	$300,042	$299,851
Reinsurance ceded	—	—	77,098	—	—	—
Total (net)	$1,175,341	$2,347,125	$3,374,360	$300,042	$300,042	$299,851

A reconciliation of total life and A&H insurance actuarial reserves:

	December 31, 2023	December 31, 2022
	(Dollars in thousands)

Life and A&H Annual Statement:
Life insurance, total net	$3,437,468	$3,329,346
Accidental death benefits, total net	265	282
Disability - active lives, total net	2,600	13,796
Disability - disabled lives, total net	13,771	7,248
Miscellaneous reserves, total net	25,920	23,688
Subtotal	3,480,024	3,374,360
Separate Accounts Annual Statement:
Life reserves	337,365	299,851
Total life and A&H insurance actuarial reserves	$3,817,389	$3,674,211

There are no reserves for asset default risk in lieu of AVR in 2023 and 2022. All separate account assets are registered with the Securities and Exchange Commission and we do not have separate account liabilities guaranteed by the general account. We do not engage in securities lending transactions within the separate account. All separate account products are classified the same under SAP and GAAP.

32

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

A reconciliation of the amounts transferred to and from the separate accounts is as follows:

	Year ended December 31,
	2023	2022	2021
	(Dollars in thousands)

Transfers as reported in the statements of operations of the separate accounts statement:
Transfers to separate accounts	$21,115	$16,014	$10,261
Transfers from separate accounts	45,951	38,601	45,753
Net transfers from separate accounts	(24,836)	(22,587)	(35,492)

Reconciling adjustments:
Net transfers assumed	(3,606)	(5,200)	(3,110)
Reinsurance reserve adjustments	10	12	(180)
Transfers as reported in the statements of operations herein	$(28,432)	$(27,775)	$(38,782)

Reserves on our traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. Additionally, we establish a receivable for A&H premiums, which are unpaid at the end of the period. On December 31, 2023, 2022 and 2021, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading are as follows:

	Gross	Loading	Net
December 31, 2023	(Dollars in thousands)
Life and annuity:
Ordinary direct first-year	$6,597	$6,277	320
Ordinary direct renewal	90,236	(13,850)	104,086
Reinsurance assumed	1,512	—	1,512
Reinsurance ceded	(1,490)	—	(1,490)
Total life and annuity	96,855	(7,573)	104,428

Direct A&H	108	—	108
Reinsurance ceded	(4)	—	(4)
Total	$96,959	$(7,573)	$104,532

	Gross	Loading	Net
December 31, 2022	(Dollars in thousands)
Life and annuity:
Ordinary direct first-year	$6,861	$6,387	474
Ordinary direct renewal	88,402	(14,245)	102,647
Reinsurance assumed	3,069		3,069
Reinsurance ceded	(3,604)		(3,604)
Total life and annuity	94,728	(7,858)	102,586

Direct A&H	59	—	59
Reinsurance ceded	(5)	—	(5)
Total	$94,782	$(7,858)	$102,640

33

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

We have insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Iowa Insurance Department. Direct in force amounts were $2.1 billion on December 31, 2023 and $2.3 billion on December 31, 2022. Deficiency reserves included in policy reserves to cover the above insurance totaled $25.9 million on December 31, 2023 and $23.7 million on December 31, 2022.

We are a member of the FHLB. We did not have any borrowed money outstanding on December 31, 2023. We had an outstanding liability of $6.7 million for borrowed money at December 31, 2022 with interest at an annual rate of 4.6% and a maturity date of January 3, 2023.

We have a Reciprocal Line of Credit Agreement with our parent, FBL Financial Group, Inc. This agreement allows either company to borrow from the other in the form of a short-term note not to exceed $20.0 million with interest, equal to the three-month U.S. Treasury bill plus 125 basis points. No loans were outstanding related to this agreement on December 31, 2023 or December 31, 2022.

In addition, we have issued funding agreements to the FHLB in the amount of $518.1 million on December 31, 2023 and $581.5 million on December 31, 2022. We use these funds in an invested spread strategy, consistent with our other investment spread operations. As such, we apply SSAP No. 52, Deposit-Type Contracts, to these funds, consistent with our other deposit-type contracts. We have determined the estimated maximum borrowing capacity as $1,076.7 million as of December 31, 2023. We calculated this amount on the lesser of 30% of total admitted assets or our eligible collateral market value.

FHLB Capital Stock

December 31, 2023	Total	General Account	Separate Accounts
	(Dollars in thousands)
Membership stock - class B	$5,867	$5,867	$—
Activity stock	23,315	23,315	—
Aggregate total	$29,182	$29,182	$—
Estimated maximum borrowing capacity	$1,076,705

December 31, 2002	Total	General Account	Separate Accounts
	(Dollars in thousands)
Membership stock - class B	$10,000	$10,000	$—
Activity stock	23,527	23,527	—
Aggregate total	$33,527	$33,527	$—
Estimated maximum borrowing capacity	$1,123,242

No membership stock is eligible for redemption in 2023 or 2022.

Total collateral pledged under the FHLB funding agreements was as follows on December 31, 2023 and December 31, 2022:

			Aggregate	Funding Agreements
Total Collateral Pledged	Fair Value	Carrying Value	Total Borrowing	Reserves Established
	(Dollars in thousands)
December 31, 2023	$578,332	$713,198	$518,118	$518,700
December 31, 2022	$643,595	$762,460	$588,170	$581,497

The maximum collateral pledged under the FHLB funding agreements during the years ended December 31, 2023 and December 31, 2022 was as follows:

34

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

			Amount Borrowed at
			Time of Maximum	Maximum Amount
Maximum Collateral Pledged	Fair Value	Carrying Value	Collateral	Borrowed
	(Dollars in thousands)
During 2023	719,281	830,452	620,654	643,157
During 2022	792,436	836,982	673,761	723,491

We monitor the level of our contract liabilities, the level of interest rates credited to our interest sensitive products and the assumed rate of return provided within the pricing structure of our other products. These amounts are taken into consideration in our overall management of interest rate risk, which minimizes exposure to changing interest rates.

We have variable annuities with guaranteed minimum death benefits and/or guaranteed minimum income benefits that are being reserved for using a Principle Based methodology, under NAIC Valuation Manual Requirements for Principle-Based Reserves for Variable Annuities (VM-21). VM-21 guidance defines the reserve for the variable annuity block, at an aggregate level, as the greater of cash surrender value or a Standard Projection Amount which is calculated using a cash flow model under a range of stochastically generated economic scenarios. Of the two options available under VM-21 for the calculation of the Standard Projection Amount, we have elected the the conditional tail expectation with prescribed assumptions method.

5. Reinsurance

In the normal course of business, we seek to limit our exposure to loss on any single insured or event and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers. Our reinsurance coverage for life insurance varies according to the age and risk classification of the insured with current retention limits ranging up to $1.0 million of coverage per individual life. Certain term life products are reinsured on a first dollar quota share basis. We do not use financial or surplus relief reinsurance. We have assumed closed blocks of certain life and annuity business through coinsurance and modified coinsurance agreements.

We may cede certain losses under an annual 100% quota share accidental death reinsurance agreement. Coverage includes all acts of terrorism including those of a nuclear, chemical or biological origin. Coverage is subject to an annual aggregate retention of $18.0 million per event.

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet their obligations under reinsurance agreements, we would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.

Impact of Reinsurance on our Financial Statements

	Year ended December 31,
	2023	2022	2021
	(Dollars in thousands)
Ceded (reductions to financial statement items):
Premiums	$34,290	$36,987	$36,204
Policy reserves	98,838	106,489	110,055
Insurance benefits	27,481	25,555	41,314
Assumed (additions to financial statement items):
Premiums	5,139	9,653	9,264
Policy reserves (not including modified coinsurance)	33,606	35,388	34,721
Insurance benefits	3,615	4,904	3,241

35

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

Reinsurance in Force and Percentages of Life Insurance in Force

	Year ended December 31,
	2023		2022		2021
	(Dollars in millions)
Ceded reinsurance	$13,813	18.5%	$13,463	18.7%	$13,467	19.4%
Assumed reinsurance	419	0.6%	375	0.5%	396	0.6%

6. Federal Income Taxes

We file a consolidated federal income tax return with our parent and certain of its subsidiaries. The companies included in the consolidated return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing a benefit to the extent their losses contribute to reduce consolidated taxes.

The effective tax rate on net gain from operations before federal income taxes and net realized capital loss is different from the prevailing federal income tax rate as follows:

	Year ended December 31,

	2023	2022	2021
	(Dollars in thousands)
Income before taxes	$85,141	$120,144	$128,048
Federal statutory tax rate	21.00%	21.00%	21.00%
Expected income tax expense at statutory rate	$17,880	$25,230	$26,890

Tax-exempt interest	$(3,218)	$(3,905)	$(3,657)
Dividends received deduction	(444)	(547)	(645)
Revenues not subject to tax	(314)	(519)	(675)
Expense not deductible for tax	17	(201)	333
Deferred tax on surplus items	1,203	(121)	3,758
Tax credits	(4,997)	(8,619)	(13,656)
Other	(758)	(112)	(375)
Total	$9,369	$11,206	$11,973

Federal income tax expense	$16,496	$21,816	$16,578
Tax on capital gains/losses	(712)	(543)	467
Current income tax incurred	15,784	21,273	17,045
Change in net deferred income tax	(6,415)	(10,067)	(5,072)
Total statutory income taxes	$9,369	$11,206	$11,973

On December 31, 2023, we had no net operating loss carryforwards.

The Inflation Reduction Act (the Act) was enacted on August 16, 2022. The Act includes a corporate alternative minimum tax (CAMT) that will apply to corporate taxpayers with average adjusted financial statement income of $1 billion or more, for tax years beginning after December 31, 2022. The company has determined that it is not subject to the CAMT.

36

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

The income tax expense for 2021, 2022 and 2023 available for recoupment in the event of future net losses is as follows:

Year	Ordinary	Capital Gains	Total
	(Dollars in thousands)
2021	—	3,664	$3,664
2022	—	983	983
2023	18	—	18
Total	$18	$4,647	$4,665

The components of deferred tax assets (DTA) and deferred tax liabilities (DTL) are as follows on December 31, 2023 and 2022:

	December 31, 2023			December 31, 2022
	Ordinary	Capital	Total	Ordinary	Capital	Total	Change
			(Dollars in thousands)
Gross deferred tax assets	$119,378	$10,014	$129,392	$110,530	$10,725	$121,255	$8,137
Deferred tax assets nonadmitted	14	—	14	—	—	—	14
Subtotal (net deferred tax assets)	119,364	10,014	129,378	110,530	10,725	121,255	8,123
Deferred tax liabilities	28,656	18,026	46,682	29,483	15,477	44,960	1,722
Net admitted deferred tax assets	$90,708	$(8,012)	$82,696	$81,047	$(4,752)	$76,295	$6,401

The individual components of our gross deferred income tax assets and liabilities on December 31, 2023 and 2022 are as follows:

	December 31,
	2023	2022	Change
	(Dollars in thousands)
Deferred tax assets
Ordinary:
Deferred policy acquisition costs	$44,867	$41,390	$3,477
Reserves	67,506	61,335	6,171
Employee benefits	4,156	4,195	(39)
Other (including items less than 5% of total ordinary tax assets)	2,849	3,610	(761)
	119,378	110,530	8,848
Nonadmitted	14	—	14
Admitted ordinary deferred tax assets	119,364	110,530	8,834
Capital:
Bonds	1,784	2,045	(261)
Preferred and common stock	484	880	(396)
Real estate	42	37	5
Other (including items less than 5% of total capital tax assets)	7,704	7,763	(59)
	10,014	10,725	(711)
Nonadmitted	—	—	—
Admitted capital deferred tax assets	10,014	10,725	(711)
Admitted deferred tax assets	$129,378	$121,255	$8,123

37

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

	December 31,
	2023	2022	Change
	(Dollars in thousands)
Deferred tax liabilities
Ordinary:
Deferred and uncollected premiums	$22,141	$21,561	$580
Fixed assets	972	923	49
Eight year spread on change in reserves	3,933	5,900	(1,967)
Other	1,610	1,099	511
	28,656	29,483	(827)
Capital:
Bonds	11,575	10,766	809
Preferred stock	211	429	(218)
Other invested assets	6,240	4,282	1,958
	18,026	15,477	2,549
Deferred tax liabilities	46,682	44,960	1,722

Admitted deferred tax assets	129,378	121,255	8,123
Net deferred tax assets/liabilities	$82,696	$76,295	6,401
Deferred tax on unrealized gains			880
Deferred tax nonadmitted			14
Change in deferred tax as reported in our consolidated statement of changes in capital and surplus			$7,295

The components of the deferred tax asset admission calculation as provided in SSAP No. 101, Income Taxes, are as follows for the years ended December 31, 2023 and 2022:

	December 31, 2023			December 31, 2022
	Ordinary	Capital	Total	Ordinary	Capital	Total	Change
			(Dollars in thousands)
Admission calculations components:
a. Federal income taxes paid in prior years recoverable through loss carrybacks	$7	$3,837	$3,844	$41	$3,083	$3,124	$720
b. Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets after application of the threshold limitation.	73,539	6,160	79,699	68,017	7,642	75,659	4,040
1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	73,539	6,160	79,699	68,017	7,642	75,659	4,040
2. Adjusted gross deferred tax assets allowed per limitation threshold	XX	XX	99,718	XX	XX	92,201	7,517
c. Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above) offset by gross deferred tax liabilities	45,818	17	45,835	42,472	—	42,472	3,363
d. Deferred tax assets admitted as the result of application of SSAP No. 101	$119,364	$10,014	$129,378	$110,530	$10,725	$121,255	$8,123

	2023	2022

Ratio percentage used to determine recovery period and threshold limitation amount	971.31%	971.19%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$753,612	$752,744

38

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

The impact from tax planning strategies on the determination of the net admitted deferred income tax assets by percentage and character on December 31, 2023 and 2022 is as follows:

	December 31, 2023		December 31, 2022		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
	(Dollars in thousands)
Impact of tax planning strategies
Adjusted gross DTAs amount	$119,378	$10,014	$110,530	$10,725	$8,848	$(711)
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	9%	100%	7%	9%	2%	91%
Net admitted adjusted gross DTAs amount	$119,364	$10,014	$110,530	$10,725	$8,834	$(711)
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies.	9%	100%	7%	9%	2%	91%

Tax-planning strategies in 2023 include the use of reinsurance.

We had no temporary differences for which deferred tax liabilities were not established.

We had $0.2 million in unused transferable small business investment credits, related to the state of Nebraska, admitted as of December 31, 2023 and December 31, 2022. The 2023 premiums are sufficient to fully utilize the unused credit on the 2023 premiums tax return.

There were no Internal Revenue Code section 6603 deposits admitted on December 31, 2023 or December 31, 2022.

There were no interest and penalties related to federal income taxes during 2023 or 2022. We are no longer subject to U.S. federal, state and local income tax examinations by tax authorities for tax years prior to 2015.

7. Retirement and Compensation Plans

Our parent sponsors or participates in multiple benefit plans, including a multiemployer defined benefit plan, a defined contribution plan and a postretirement benefit plan. All participants are direct employees of our parent and related plan expenses are allocated to us and our affiliates. We had $3.1 million on December 31, 2023 and $3.5 million on December 31, 2022 due to our parent for unsettled allocated expenses associated with these plans. We have no direct legal obligation for benefits under these plans.

The multiemployer defined benefit plan is considered qualified under Internal Revenue Service regulations, and covers substantially all employees of the group who were employed on January 1, 2013, having attained age 21 and one year of service. Benefits are based on years of service and employee's compensation. Pension cost of the plan is allocated between participants generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Those participants who had not attained age 40 and 10 years of service as of January 1, 2013 no longer accrue additional years of service in the plan. We also provide supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal law, as well as benefits to former employees who accepted an early retirement program. Our share of pension expense for all defined benefit pension plans aggregated $1.6 million in 2023, $1.5 million in 2022 and $2.6 million in 2021.

The 401(k) defined contribution plan covers substantially all employees of the group and includes matching contributions. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each company. New employees and current employees who had not attained age 40 and ten years of service as of January 1, 2013 and who are employed on December 31 are eligible to receive a discretionary company contribution. Related expense totaled $3.2 million in 2023, $2.8 million in 2022 and $2.4 million in 2021.

The postretirement benefit plan provides group term life insurance benefits to retired employees who worked full-time for ten years and attained age 55 while in service. The Company stopped offering this benefit as of December 31, 2016 such that no

39

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

new participants will enter the plan. Postretirement benefit expense is allocated in a manner consistent with pension expense discussed above. Postretirement benefit expense was immaterial in 2023, 2022 and 2021.

We and our parent have established deferred compensation plans for certain current and former employees. Liabilities for these plans are accrued as the related benefits are earned. Related expenses were immaterial 2023, 2022 and 2021.

8. Management and Other Agreements

We share certain office facilities and services with the IFBF and its affiliated companies. These expenses are allocated on the basis of cost and time studies that are updated annually and consist primarily of rent, salaries and related expenses, travel and other operating costs.

We participate in a management agreement with our parent, under which our parent provides general business, administrative and management services. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the IFBF, provides certain services to us under a separate arrangement. We incurred related expenses totaling $8.5 million in 2023, $7.6 million in 2022 and $6.4 million in 2021.

We have software, equipment and auto lease agreements with FBL Leasing Services, Inc., a wholly-owned subsidiary of our parent. We incurred expenses under these agreements of $2.1 million in 2023, $2.4 million in 2022 and $2.7 million in 2021. We also have an expense allocation agreement with Farm Bureau Property & Casualty Insurance Company (Farm Bureau Property & Casualty), an affiliate, for the use of property and equipment. Expense relating to this agreement totaled $0.3 million in 2023 and $0.2 million in 2022 and 2021.

In 2021, FBL Financial Services, Inc., an affiliate, provided investment advisory services to us. On December 31,2021, FBL Financial Services, Inc. was dissolved, the investment advisory services agreement was terminated and investment advisory activities were transitioned to the Company. In 2021, we incurred related expenses totaling $11.7 million.

Farm Bureau Property & Casualty and another affiliate have entered into structured settlement agreements with another affiliate, FBL Assigned Benefit Company (ABC). For a fee, ABC relieved the purchaser of contractual obligations relating to the underlying claim and funds payments to the policyholder with an annuity contract purchased from us. ABC discontinued issuing new structured settlement agreements in 2020. We have $35.2 million in structured settlements for which ABC guarantees we will honor our obligations under the annuity contract.

We have service agreements with the Farm Bureau property-casualty companies operating within our marketing territory, including Farm Bureau Property & Casualty and another affiliate. Under the service agreements, the property-casualty companies are responsible for development and management of our agency force for a fee. Under these agreements, we paid $11.7 million during 2023, $11.5 million during 2022 and $10.3 million during 2021.

We are licensed by the IFBF to use the Farm Bureau and FB designations in Iowa. In connection with this license, we incurred royalty expense totaling $0.7 million in 2023 and $0.6 million in 2022 and 2021. We have similar arrangements with Farm Bureau organizations in other states in our market territory. Total royalty expense to Farm Bureau organizations other than the IFBF was $2.0 million in 2023, $1.8 million in 2022 and $1.7 million in 2021. The loss of the right to use these designations in a state with a high premium concentration could have a material adverse effect on operating results.

40

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

Premium Concentration by State
	Year ended December 31,
	2023	2022	2021
Life and annuity direct premiums:
Iowa	27.7%	27.2%	30.0%
Kansas	15.0	14.9	15.3
Nebraska	7.7	7.2	6.9
Oklahoma	7.0	8.5	7.9

9. Commitments and Contingencies

Legal Proceedings

In the normal course of business, we may be involved in litigation in which damages are alleged that are substantially in excess of contractual policy benefits or certain other agreements. We are not aware of any such claims threatened or pending against the Company.

Other

We self-insure our employee health and dental claims. However, claims in excess of self-insurance limits are fully insured. Expenses equal to our best estimate of claims will continue to be reflected in operations. An allowance for incurred but not reported claims is included in other liabilities.

Our parent leases our home office properties from a wholly-owned subsidiary of the IFBF under a 10-year operating lease, which expires in 2026, with automatic five-year extensions unless terminated by one of the parties at least six months prior to the expiration date. The lease includes a provision for both base rent and an adjustment for actual maintenance costs incurred. Our expected share of future remaining minimum lease payments under this lease as of December 31, 2023 is $2.1 million per year through 2026. Rent expense for the lease totaled $4.5 million in 2023, $4.1 million in 2022 in $3.7 million in 2021.

From time to time, assessments are levied on us by life and health guaranty associations in most states in which we are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium tax. We had undiscounted reserves of $1.3 million on December 31, 2023 and $0.1 million on December 31, 2022 to cover estimated future assessments on known insolvencies. We had assets totaling $1.4 million on December 31, 2023 and $0.2 million on December 31, 2022 representing estimated premium tax offsets on paid and future assessments. Expenses incurred for guaranty fund assessments, net of related premium tax offsets, totaled $1.1 million in 2023 and a benefit of $0.1 million in 2022 and 2021. It is anticipated that estimated future guaranty fund assessments on known insolvencies will be paid in future years and substantially all the related future premium tax offsets will be realized according to the premiums offset statutes of each jurisdiction. We believe the reserve for guaranty fund assessments is sufficient to provide for future assessments based upon known insolvencies and projected premium levels.

41

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

	2023	2022
	(Dollars in thousands)
Assets recognized from paid and accrued premium tax offsets and policy surcharges prior year end	$237	$352
Decreases current year:
Premium tax offset applied	80	116
Increases current year:
Future premium tax offset for assessments paid or accrued	1,200	1
Assets recognized from paid and accrued premium tax offsets and policy surcharges current year end	$1,357	$237

Guaranty fund liabilities and assets related to assessments from insolvencies of entities that wrote long-term care contracts are not discounted.

Undiscounted and discounted amount of the guaranty fund assessments and related assets by insolvency:

	Guaranty Fund Assessment		Related Assets
	(Dollars in thousands)
Name of Insolvency	Undiscounted	Discounted	Undiscounted	Discounted
Penn Treaty	$26	$—	$26	$—

Number of jurisdictions, ranges of years used to discount and weighted average number of years of the discounting time for payables and recoverable by insolvency:

	Payable			Recoverable
Name of Insolvency	Number of Jurisdictions	Range of Years	Average Number of Years	Number of Jurisdictions	Range of Years	Average Number of Years
Penn Treaty	3	1-5	NA	3	1-5	NA

10. Subsequent Events

Subsequent events have been evaluated through April 24, 2024, which is the date the financial statements were available to be issued. In February 2024, Farm Bureau Life Insurance Company’s board of directors declared a cash dividend payable to our parent for $6.5 million. The dividend was paid in March 2024.

42

Farm Bureau Life Insurance Company and Subsidiary

Combined Supplementary Information

Year Ended December 31, 2023

43

Report of Independent Auditors

The Board of Directors and Stockholders

Farm Bureau Life Insurance Company and Greenfields Life Insurance Company

We have audited the combined statutory-basis financial statements of Farm Bureau Life Insurance Company and Greenfields Life Insurance Company (the Company) as of December 31, 2023 and 2022, for each of the three years in the period ended December 31, 2023 and have issued our report thereon dated April 24, 2024 (included elsewhere in this Registration Statement). Our audits of the combined statutory-basis financial statements included the financial statement schedules: Schedule I – Summary of Investments – Other That Investments in Related Parties, Schedule III – Supplemental Insurance Information, and Schedule IV – Reinsurance (the “schedules”). These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s schedules, based on our audits.

In our opinion, the schedules present fairly, in all material respects, the information set forth therein when considered in conjunction with the combined statutory-basis financial statements.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 24, 2024

44

Farm Bureau Life Insurance Company and Subsidiary

Schedule I - Summary of Investments - Other Than Investments in Related Parties

As of December 31, 2023

Type of Investment	Cost	Estimated Market Value	Statement of Financial Position Amount
	(Dollars in thousands)

Bonds:
United States Government and agencies	$59,918	$42,829	$59,918
Foreign Government	10,448	8,056	10,448
States and political subdivisions	1,083,177	995,217	1,083,177
Corporate	3,621,202	3,311,291	3,621,202
Mortgage-backed and asset-backed	2,418,325	2,106,074	2,418,325
Total	7,193,070	$6,463,467	7,193,070

Equity securities:
Common stocks:
Banks, trusts and insurance companies	29,182	$29,182	29,182
Industrial, miscellaneous and all other	10,101	10,107	10,107
Preferred stocks	35,984	35,550	35,984
Total	75,267	$74,839	75,273

Mortgage loans	926,162		926,162
Investment real estate	955		955
Policy loans	190,256		190,256
Cash, cash equivalents and short-term	36,371		36,371
Other investments	397,716		397,716
Total investments	$8,819,797		$8,819,803

45

Farm Bureau Life Insurance Company and Subsidiary

Schedule III - Supplemental Insurance Information

	Policy reserves	Claim reserves	Other policyholder funds
	(Dollars in thousands)
December 31, 2023:
Life and Annuity	$7,200,931	$33,314	$8,984
Accident and Health	149	13	57
Supplementary Contracts	975,972	—	—
Total	$8,177,052	$33,327	$9,041

December 31, 2022:
Life and Annuity	$7,104,380	$31,666	$9,472
Accident and Health	126	17	76
Supplementary Contracts	1,120,220	—	—
Total	$8,224,726	$31,683	$9,548

December 31, 2021:
Life and Annuity	$6,927,241	$41,626	$10,144
Accident and Health	161	29	82
Supplementary Contracts	1,335,794	—	—
Total	$8,263,196	$41,655	$10,226

46

Farm Bureau Life Insurance Company and Subsidiary

Schedule III - Supplemental Insurance Information

	Premiums and			Other
	Other	Net Investment	Policyholder	Operating
	Considerations	Income	Benefits	Expenses
		(Dollars in thousands)
December 31, 2023:
Life and Annuity	$691,968	$380,438	$747,303	$200,680
Accident and health	341	—	104	106
Supplementary Contracts	2,654	5,750	14,888	30
Total	$694,963	$386,188	$762,295	$200,816

December 31, 2022:
Life and Annuity	$702,739	$371,074	$644,291	$181,332
Accident and health	276	—	137	124
Supplementary Contracts	2,896	5,930	15,426	21
Total	$705,911	$377,004	$659,854	$181,477

December 31, 2021:
Life and Annuity	$623,615	$395,865	$634,668	$162,417
Accident and health	416	—	268	141
Supplementary Contracts	3,738	5,987	16,676	19
Total	$627,769	$401,852	$651,612	$162,577

47

Farm Bureau Life Insurance Company and Subsidiary
Schedule IV - Reinsurance

					Percent of
		Ceded to	Assumed		amount
	Gross	other	from other		assumed to
	amount	companies	companies	Net amount	net
	(Dollars in thousands)
Year ended December 31, 2023:
Life insurance in force, at end of year	$74,536,933	$13,813,183	$419,212	$61,142,962	0.7%
Premiums and considerations:
Life insurance	$418,499	$31,159	$2,471	$389,811	0.6%
Annuities	299,552	63	2,668	302,157	0.9%
Supplementary contracts	2,495	—	159	2,654	6.0%
Accident and health premiums	3,409	3,068	—	341	— %
	$723,955	$34,290	$5,298	$694,963	0.8%
Year ended December 31, 2022:
Life insurance in force, at end of year	$71,846,204	$13,462,866	$375,055	$58,758,393	0.6%
Premiums and considerations:
Life insurance	$402,755	$33,367	$2,631	$372,019	0.7%
Annuities	323,762	63	7,021	330,720	2.1%
Supplementary contracts	2,896	—	—	2,896	— %
Accident and health premiums	3,832	3,556	—	276	— %
	$733,245	$36,986	$9,652	$705,911	1.4%
Year ended December 31, 2021:
Life insurance in force, at end of year	$69,363,104	$13,466,567	$396,460	$56,292,997	0.7%
Premiums and considerations:
Life insurance	$392,622	$31,993	$4,891	$365,520	1.3%
Annuities	249,408	159	8,846	258,095	3.4%
Supplementary contracts	3,756	106	88	3,738	2.4%
Accident and health premiums	4,467	4,052	—	415	— %
	$650,253	$36,310	$13,825	$627,768	2.2%

48

PART C OTHER INFORMATION

Item 30. Exhibits

a.	Certified Resolution of the Board of Directors of the Company establishing the Variable Account.(1)

b.	None.

c.	(1)	Underwriting Agreement.(10)

(2)	Career Agent’s Contract.(3)

(3)	Commission Schedules. (3)

(4)	Paying Agent Agreement.(3)

d.	(1)	Policy Form.(5)

(2)	Universal Cost of Living Increase Rider.(5)

(3)	Universal Waiver of Charges Rider.(5)

(4)	Universal Convertible Term Life Insurance Rider.(5)

(5)	Universal Children’s Term Life Insurance Rider.(5)

(6)	Death Benefit Guarantee Rider.(5)

(7)	Universal Guaranteed Insurability Option Rider.(5)

e.	(1)	Application Form.(5)

(2)	Suitability Supplement.(5)

f.	(1)	Certificate of Incorporation of the Company.(1)

(2)	By-Laws of the Company.(1)

g.	(1)	Reinsurance Agreement between Farm Bureau Life Insurance Company and Hanover Life Reassurance Company of America. (6)

(2)	Reinsurance Agreement between Farm Bureau Life Insurance Company and Business Men’s Assurance Company of America.(6)

(3)	Reinsurance Agreement between Farm Bureau Life Insurance Company and The Lincoln National Life Insurance Company. (6)

(4)	Reinsurance Agreement between Farm Bureau Life Insurance Company and Generali USA Life Reassurance Company.(8)

(5)	Reinsurance Agreement between Farm Bureau Life Insurance Company and RGA Reinsurance Company. (8)

	(6)	Reinsurance Agreement between Farm Bureau Life Insurance Company and Munich American Reassurance Company. (8)

h.	(1)	Amended and Restated Participation Agreement relating to Equitrust Variable Insurance Series Fund.(9)

(a) Administrative Services Agreement.(12)

	(2)	Amended and Restated Participation Agreement relating to Fidelity Variable Insurance Products Fund. (10)

(a)	Amended and Restated Service Contract.(10)

(b)	Service Agreement.(12)

(3)	Participation Agreement relating to T. Rowe Price Equity Series, Inc. Fund and T. Rowe Price International Series, Inc. (2)

(a)	Amended Schedule to Participation Agreement.(4)

(b)	Amended Schedule to Participation Agreement.(10)

(c)	Amendment to Participation Agreement.(15)

(4)	Participation Agreement relating to American Century Funds.(7)

(a)	Amendment to Shareholder Services Agreement.(7)

(b)	Amendment to Participation Agreement.(10)

(c)	Amendment to Shareholder Services Agreement.(10)

(d)	Novation Agreement relating to American Century Investment Services, Inc. (11)

(5)	Participation Agreement relating to Federated Insurance Series Fund.(13)

(a)	Shareholder Information Agreement (Rule 22c-2).(13)

(b)	Amendment to Participation Agreement.(13)

(c)	Amendment to Participation Agreement (16)

(6)	Participation Agreement and Administrative Services Agreement relating to Dreyfus Funds.(4)

(a)	Amended Schedule to Participation Agreement Distribution Agreement.(7)

(b)	Shareholder Information Agreement (Rule 22c-2).(9)

(c)	Amended Schedule to Participation Agreement.(10)

(d)	Amended Schedule to Administrative Services Agreement.(10)

(7)	Participation Agreement relating to Franklin Templeton Funds.(4)

(a)	Amendment to Participation Agreement.(10)

(b)	Amendment to Participation Agreement.(7)

(c)	Amendment to Participation Agreement.(10)

(d)	Amendment to Participation Agreement.(10)

(e)	Amendment to Participation Agreement.(14)

(f)	Participation Agreement Addendum.(15)

(8)	Participation Agreement relating to J.P. Morgan Series Trust II.(4)

(a)	Amendment to Participation Agreement (Rule 22c-2).(9)

(b)	Amendment to Participation Agreement. (11)

(c)	Amendment to Supplemental Payment Agreement. (11)

(9)	Participation Agreement relating to Summit Pinnacle Series.(4)

(a)	Amendment to Participation Agreement.(10)

(b)	Rule 12b-1 Agreement.(10)

(c)	Amendment to Administrative Services Agreement.(10)

(d)	Novation Agreement relating to Participation Agreement.(15)

(e)	Novation Agreement relating to Administrative Service Agreement.(15)

(10)	Participation Agreement relating to Lincoln Variable Insurance Products Trust (17)

(a)	Distribution Services Agreement (17)

(b)	Administrative Services Agreement (17)

i.	(1)	Master Agreement for Print Services (16)

(2)	BNY Mellon Terms and Conditions Agreement (16)

(a)	BNY Mellon Lockbox Amendment (16)

	(3)	Administrative Services Agreement between Farm Bureau Life Insurance Company and RR Donnelly & Sons Company (19)

j.	(1)	Fidelity Shareholder Information Agreement (Rule 22c-2).(9)

(2)	T. Rowe Price Shareholder Information Agreement (Rule 22c-2).(9)

(3)	American Century Shareholder Information Agreement (Rule 22c-2).(9)

(4)	Franklin Templeton Shareholder Information Agreement (Rule 22c-2).(9)

(5)	Summit Shareholder Information Agreement (Rule 22c-2).(9)

k.	Opinion and Consent of Clint May, Esquire.(19)

l.	None.

m.	None.

n.	(1)	Consent of Ernst & Young LLP.(19)

(2)	Consent of Eversheds Sutherland (US) LLP.(19)

(3)	Opinion and Consent of Zach Sundheim, Life Product Support Director.(19)

o.	None.

p.	None.

q.	Memorandum describing the Company’s issuance, transfer and redemption procedures for the Policy.(11)

r.	None.

s.	Powers of Attorney.(18)

(1)	Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on May 1, 1998.

(2)	Incorporated herein by reference to the Initial Filing to the Registration Statement on Form S-6 (File No. 333-31444) filed with the Securities and Exchange Commission on March 1, 2000.

(3)	Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 26, 2001.

(4)	Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on September 27, 2001.

(5)	Incorporated herein by reference to the Initial Filing to the Registration Statement on Form S-6 (File No. 333-87766) filed with the Securities and Exchange Commission on May 6, 2002.

(6)	Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 29, 2003.

(7)	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 29, 2005.

(8)	Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 28, 2006.

(9)	Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 27, 2007.

(10)	Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 29, 2008.

(11)	Incorporated herein by reference to Post Effective Amendment No. 12 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on May 27, 2010.

(12)	Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N- 6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 29, 2011.

(13)	Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N- 6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 27, 2012.

(14)	Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N- 6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 26, 2013.

(15)	Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on form N- 6 (File No. 333-87766 filed with the Securities and Exchange Commission on April 30, 2018.

(16)	Incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 30, 2021.

(17)	Incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 28, 2023.

(18)	Incorporated by reference to Post-Effective Amendment No. 29 to the Form N-6 Registration Statement (333-87766) filed with the Securities and Exchange Commission on February 20, 2024.

(19)	Filed herein.

Item 31. Directors and Officers of the Depositor

Name and Principal Business Address*	Positions and Offices
Brent E. Johnson	Chairman and Director
Mark A. McHargue	Vice Chairman and Director
Martin J. Schwager	Secretary
W. Kim Austen	Director
Brian R. Feldpausch	Director
Todd R. Fornstrom	Director
William R. Frazee	Director
Joe V. Newland	Director
Angela R. Sanders	Director
Cynthia Johnson	Director
Stefanie A. Smallhouse	Director
Mark D. Wickham	General Counsel & Assistant Secretary
Daniel D. Pitcher	Chief Executive Officer
Kelli A. Eddy	Chief Operating Officer - Life Companies
Clint May	Vice President Assistant General Counsel
Daniel M. Koster	Vice President - Marketing & Agency Services
Ronald L. Mead Jr.	Chief Operating Officer - Property Casualty Companies
Donald J. Seibel	Chief Financial Officer & Treasurer
Sanjeev K. Singh	Chief Information Officer
Jeffrey A. Whitehead	Chief Investment Officer
Anthony Aldridge	Chief Accounting Officer
Ann Balashaitis	Vice President Strategy Plan Data & Innovation
Mathew E. Gleason	Vice President - Financial Services Operations
Ryan Harklau	Vice President Agencies & Development
Jeff Heng	Chief Actuary - Life Companies
Brian Mamola	Vice President - Deputy Chief Actuary
Brent Mathisen	Vice President Real Estate Investment
Alex Montz	Vice President Assistant General Counsel-Investments
Karen Rieck	Vice President - Human Resources
Mark Sandbulte	Vice President Alternatives and Macro Strategy
Douglas V. Shelton	Vice President - Tax
Christopher T. Shryack	Vice President Financial Services Sales
Michael Warmuth	Vice President Investments
Kerry Adaway	Information Security Vice President
Ben Bjerk	Regional Vice President
Dean Brown	Application Engineer Vice President
Amy Cassel	Regional Vice President
Brett Clausen	Government Relations & Process Improvement Vice President
Tricia Erb	Audit Services Vice President
Betty Hand	Agency Services Vice President
Paul Swinton	Vice President Assistant General Counsel Property Casualty

R. Glenn Kay	Regional Vice President
Andrea Kloberdanz	Client/Member Service Vice President
David Kuhn	Data Management Vice President
Kurt Labenz	Technology Services Vice President
Julie McGonegle	Financial Services Administration Vice President
Jennifer Morgan	Corporate Compliance Officer & Compliance Vice President
David Merlo	Client/Member Experience & Integration Vice President
Sonya Ostling	Chief Underwriter
Heidi Perez	Regional Vice President
Steve Rea	Life Sales Vice President
David Smith	Regional Vice President
Shawn Smith	Regional Vice President
Russ Tigges	Sales Support Vice President
Philip West	Regional Vice President
Devin Westcott	Pricing VP Life
Lacy Wickham	Regional Vice President
Nancy Wiles	Marketing Communications Vice President
DJ Wittrock	Life Systems Business Enablement Vice President
Mark Winkel	Client Member Service Vice President
Carmine Yankowski	Sales and Distribution Sup. Vice President

*	The principal business address of all persons listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266.

Item 32. Persons Controlled By Or Under Common Control With The Depositor Or Registrant

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company’s outstanding voting common stock is owned by FBL Financial Group, Inc. This Company and its affiliates are described more fully in the Prospectus and Statement of Additional Information included in this registration statement. Various companies and other entities controlled by FBL Financial Group, Inc., may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of the owners of their common stock (where applicable), are set forth on the following diagram. Each company listed in the Organizational Chart is organized under Iowa law, except for FBL Financial Group Capital Trust which is established under Delaware law.

SEE ORGANIZATION CHART ON FOLLOWING PAGE

FBL Financial Group, Inc.

Organizational Chart March 31, 2024

Item 33. Indemnification

Article IX of the Company’s By-Laws provides for the indemnification by the Company of any person who is a party or who is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or enterprise, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Article IX also provides for the indemnification by the Company of any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or another enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification will be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Item 34. Principal Underwriter

(a)           FBL Marketing Services, LLC is the registrant’s principal underwriter and also serves as the principal underwriter to Farm Bureau Life Annuity Account and the separate accounts of EquiTrust Life Insurance Company, an affiliate of the Company, including EquiTrust Life Annuity Account, EquiTrust Life Annuity Account II, EquiTrust Life Variable Account and EquiTrust Life Variable Account II.

(b)           Officers and Managers of FBL Marketing Services, LLC

Officer and Manager of FBL Marketing Services, LLC	Positions and Offices
Mathew E. Gleason**	President
Clint May**	Vice President, Assistant General Counsel & Secretary
Donald J. Seibel	Treasurer
Anthony Aldridge	Chief Accounting Officer
Chris Shryack	Vice President Financial Services Sales
Kaley Fleig	Wealth Management Operations Vice President
Julie McGonegle	Financial Services Administration Vice President
Jennifer Morgan**	Chief Compliance Officer, Director Adviser & Broker/Dealer Compliance and Assistant Secretary
Michael O’Tool	Director Compliance
Kari St. Clair	Indiana OSJ Principal

* The principal business address of all of the persons listed above is 5400 University Avenue, West Des Moines, Iowa 50266.

** Manager of FBL Marketing Services, LLC.

(c)	Compensation from the Registrant. The Principal Underwriter received the following commissions and other compensation from the Registrant during the fiscal year ended December 31, 2023:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on redemption	(4) Brokerage Commissions	(5) Other Compensation*

FBL Marketing Services, LLC	$1,601,877	NA	NA	$80,096

*	Registered representative fees.

Item 35. Location of Books and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

Item 36. Management Services

All management contracts are discussed in Part A or Part B of this registration statement.

Item 37. Fee Representation

Farm Bureau Life Insurance Company (the “Company”) represents that the aggregate fees and charges under the Policies are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Farm Bureau Life Variable Account certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of West Des Moines, State of Iowa, on the 29th day of April, 2024.

FARM BUREAU LIFE VARIABLE ACCOUNT

By:	/s/ Daniel D. Pitcher
Daniel D. Pitcher
Chief Executive Officer
Farm Bureau Life Insurance Company

FARM BUREAU LIFE INSURANCE COMPANY

By:	/s/ Daniel D. Pitcher
Daniel D. Pitcher
Chief Executive Officer
Farm Bureau Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the dates set forth below.

Signature	Title	Date
/s/ Daniel D. Pitcher	Chief Executive Officer	April 29, 2024
Daniel D. Pitcher /s/ Donald J. Seibel	[Principal Executive Officer] Chief Financial Officer and Treasurer	April 29, 2024
Donald J. Seibel /s/ Anthony Aldridge	[Principal Financial Officer] Chief Accounting	April 29, 2024
Anthony Aldridge *	Officer [Principal Accounting Officer] Chairman & Director	April 29, 2024
Brent E. Johnson *	Vice Chairman & Director	April 29, 2024
Mark McHargue *	Director	April 29, 2024
W. Kim Austen

Signature	Title	Date
*	Director	April 29, 2024
Joe V. Newland *	Director	April 29, 2024
Angela R. Sanders *	Director	April 29, 2024
Stefanie A. Smallhouse *	Director	April 29, 2024
Todd Fornstrom *	Director	April 29, 2024
Brian Feldpausch *	Director	April 29, 2024
William R. Frazee *	Director	April 29, 2024
Cynthia Johnson

*By:	/s/ Clint May
Clint May
Attorney-in-Fact
Pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit		Description
(i)	(3)	Administrative Services Agreement between Farm Bureau Life Insurance Company and RR Donnelly & Sons Company
K.		Opinion and Consent of Clint May
N.	(1)	Consent of Ernst & Young LLP
	(2)	Consent of Eversheds Sutherland (US) LLP
	(3)	Opinion and Consent of Zach Sundheim